As filed with the Securities and Exchange Commission on March 25, 1999
                                                 Securities Act File No. 2-91302
                                        Investment Company Act File No. 811-4031
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-1A
             Registration Statement Under The Securities Act Of 1933         [X]

                         Pre-Effective Amendment No. ___                     [ ]

                         Post-Effective Amendment No. 23                     [X]

                                     and/or

         Registration Statement Under The Investment Company Act Of 1940     [X]

                                Amendment No. 23                             [X]
                        (Check appropriate box or boxes)

                 PILGRIM GOVERNMENT SECURITIES INCOME FUND, INC.
                 (Exact Name of Registrant Specified in Charter)

                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 334-3436


         James M. Hennessy, Esq.                     With copies to:
        Pilgrim Investments, Inc.                Jeffrey S. Puretz, Esq.
   40 North Central Avenue, Suite 1200           Dechert Price & Rhoads
            Phoenix, AZ 85004                     1775 Eye Street, N.W.
 (Name and Address of Agent for Service)         Washington, D.C. 20006

                            ------------------------

It is proposed that this filing will become effective (check appropriate box):

             [ ]    Immediately upon filing pursuant to paragraph (b)
             [ ]    on (date) pursuant to paragraph (b)
             [X]    60 days after filing pursuant to paragraph (a)(1)
             [ ]    on (date) pursuant to paragraph (a)(1)
             [ ]    75 days after filing pursuant to paragraph (a)(2)
             [ ]    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

             [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

Pilgrim
THE VALUE OF INVESTING


CLASSES:  A, B, C AND M


This prospectus contains important
information about these funds. You
read it carefully before you invest,
and keep it for future reference.

U.S. EQUITY FUNDS
Pilgrim MagnaCap Fund
Pilgrim LargeCap Leaders Fund
Pilgrim Large Cap Growth Fund
Pilgrim MidCap Value Fund
Pilgrim Mid Cap Growth Fund
Pilgrim Small Cap Growth Fund
Pilgrim Bank and Thrift Fund

INTERNATIONAL EQUITY FUNDS
Pilgrim Worldwide Growth Fund
Pilgrim International Core Growth Fund
Pilgrim International Small Cap Growth Fund
Pilgrim Emerging Countries Fund
Pilgrim Asia-Pacific Equity Fund

INCOME FUNDS
Pilgrim Strategic Income Fund
Pilgrim Government Securities Income Fund
Pilgrim High Yield Fund

OTHER FUNDS
Pilgrim Balanced Fund
Pilgrim Convertible Fund

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                      Prospectus
                                                                    May 24, 1999

FUNDS AT A GLANCE

This table is a summary of the objectives, investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page __.

                       FUND                     INVESTMENT OBJECTIVE
                       ----                     --------------------
U.S. EQUITY FUNDS      MagnaCap Fund                                   Growth of capital, with dividend
                         Adviser: Pilgrim Investments, Inc.            income as a secondary consideration
                       LargeCap Leaders Fund
                         Adviser:  Pilgrim Investments, Inc.           Long-term capital appreciation
                       LargeCap Growth Fund
                         Adviser: Pilgrim Investments, Inc.
                         Sub-adviser: Nicholas-Applegate Capital Mgt.  Long-term capital appreciation
                       MidCap Value Fund
                         Adviser: Pilgrim Investments, Inc.
                         Sub-adviser: Cramer Rosenthal McGlynn LLC     Long-term capital appreciation
                       Mid Cap Growth Fund
                         Adviser: Pilgrim Investments, Inc.
                         Sub-adviser: Nicholas-Applegate Capital Mgt.  Long-term capital appreciation
                       Small Cap Growth Fund
                         Adviser: Pilgrim Investments, Inc.
                         Sub-adviser: Nicholas-Applegate Capital Mgt.  Long-term capital appreciation
                       Bank and Thrift Fund                            Long-term capital appreciation, with
                       Adviser: Pilgrim Investments, Inc.              income as a secondary objective

INTERNATIONAL EQUITY   Worldwide Growth Fund
FUNDS                    Adviser: Pilgrim Investments, Inc.
                         Sub-adviser: Nicholas-Applegate Capital Mgt.  Long-term capital appreciation
                       International Core Growth Fund
                         Adviser: Pilgrim Investments, Inc.
                         Sub-adviser: Nicholas-Applegate Capital Mgt.  Long-term capital appreciation
                       International Small Cap Growth Fund
                         Adviser: Pilgrim Investments, Inc.
                         Sub-adviser: Nicholas-Applegate Capital Mgt.  Long-term capital appreciation
                       Emerging Countries Fund
                         Adviser: Pilgrim Investments, Inc.
                         Sub-adviser: Nicholas-Applegate Capital Mgt.  Long-term capital appreciation
                       Asia-Pacific Equity Fund
                         Adviser: Pilgrim Investments, Inc.
                         Sub-adviser: HSBC Asset Management            Long-term capital appreciation

INCOME FUNDS           Strategic Income Fund
                         Adviser: Pilgrim Investments, Inc.            Maximum Total Return
                       Government Securities Income Fund               High current income, consistent with
                         Adviser: Pilgrim Investments, Inc.            liquidity and preservation of capital
                       High Yield Fund                                 High current income, with capital
                         Adviser: Pilgrim Investments, Inc.            appreciation as a secondary objective

OTHER FUNDS            Balanced Fund
                         Adviser: Pilgrim Investments, Inc.            Long-term capital appreciation and
                       Convertible Fund                                current income
                         Adviser: Pilgrim Investments, Inc.
                         Sub-Adviser: Nicholas-Applegate Capital Mgt.  Total return, consisting of capital appreciation and current income

MAIN INVESTMENTS                             MAIN RISKS
---------------------------------------      ------------------------------------------------------------
Equity securities that meet disciplined      Price   volatility   and  other  risks  that   accompany  an
selection criteria                           investment in equity securities.
Equity securities of large U.S.              Price   volatility   and  other  risks  that   accompany  an
companies believed to be leaders in          investment in equity securities.
their industry
Equity securities of large U.S.              Price   volatility   and  other  risks  that   accompany  an
companies                                    investment in growth-oriented equity securities.
Equity securities of medium-sized U.S.       Price   volatility   and  other  risks  that   accompany  an
companies                                    investment in medium-sized companies. Particularly sensitive to price swings during periods of economic uncertainty.
Equity securities of medium-sized U.S.       Price   volatility   and  other  risks  that   accompany  an
companies                                    investment in  growth-oriented  and medium-sized  companies.
                                             Particularly  sensitive  to price swings  during  periods of economic uncertainty.
Equity securities of small-sized U.S.        Price   volatility   and  other  risks  that   accompany  an
companies                                    investment in  growth-oriented  and  small-sized  companies.
                                             Particularly  sensitive  to price swings  during  periods of economic uncertainty.
Equity securities of banks and thrifts       Price   volatility   and  other  risks  that   accompany  an
or their holding or parent companies,        investment  in equity  securities.  Susceptible  to risks of
and savings accounts of mutual thrifts       decline  in the  price  of  securities  concentrated  in the banking and thrift industries.
Equity securities of issuers located in      Price   volatility   and  other  risks  that   accompany  an
countries around the world, which may        investment in growth-oriented foreign equities. Sensitive to
include the U.S.                             currency   exchange  rates,   international   political  and
                                             economic  conditions  and other  risks that  affect  foreign securities.
Equity securities of issuers located in      Price   volatility   and  other  risks  that   accompany  an
countries outside the U.S.                   investment in growth-oriented foreign equities. Sensitive to
                                             currency   exchange  rates,   international   political  and
                                             economic  conditions  and other  risks that  affect  foreign securities.
Equity securities of small-sized             Price  volatility,  liquidity and other risks that accompany
companies located outside the U.S.           an investment in foreign,  small-sized companies.  Sensitive to currency  exchange  rates,  international  political  and economic  conditions  and other  risks that  affect  foreign securities.
Equity securities of issuers located in      Price  volatility,  liquidity and other risks that accompany
countries with emerging securities           an  investment  in emerging  Sensitive to currency  exchange
markets.                                     rates,   international   political  and  countries  economic
                                             conditions and other risks that affect foreign securities.
Equity securities of companies based in      Price   volatility   and  other  risks  that   accompany  an
the Asia-Pacific region, excluding           investment in foreign  equities and in securities of issuers
Australia and Japan                          in a single region.  Sensitive to currency  exchange  rates, international  political and economic  conditions  and other risks that affect foreign securities.
Investment grade and high yield debt         Credit,  interest  rate,  prepayment  and other  risks  that
securities.                                  accompany an investment in debt  securities,  including high yield debt May be sensitive to credit securities risk during economic downturns.
Securities issued or guaranteed by the       Credit,  interest  rate,  prepayment  and other  risks  that
U.S. Government and certain of its           accompany an  investment  in  government  bonds and mortgage
agencies or instrumentalities                related investments. Generally has less credit risk than the other income funds.
High yield debt securities                   Credit,  interest  rate and other  risks that  accompany  an investment in lower-quality  debt  securities.  Particularly sensitive to credit risk during economic downturns.
A mix of equity and debt securities          Price   volatility   and  other  risks  that   accompany  an
                                             investment in equity securities.  Credit,  interest rate and other risks that accompany an investment in debt securities.
Convertible securities of companies of       Price   volatility   and  other  risks  that   accompany  an
various sizes                                investment  in equity  securities.  Credit,  interest  rate, liquidity  and other risks that  accompany an  investment in debt securities

MAGNACAP FUND                                Adviser:  Pilgrim Investments, Inc.

INVESTMENT OBJECTIVE

The Fund seeks growth of capital, with dividend income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is managed with the philosophy that companies that can best meet the Fund's objectives have paid increasing dividends or have had the capability to pay rising dividends from their operations. The Fund normally invests at least 65% of its assets in equity securities of companies that meet the following criteria:

+ CONSISTENT DIVIDENDS. A company must have paid or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.
+ SUBSTANTIAL DIVIDEND INCREASES. A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.
+ REINVESTED EARNINGS. Dividend payout must be less than 65% of current earnings.
+ STRONG BALANCE SHEET. Long term debt should be no more than 25% of the company's total capitalization or a company's bonds must be rated at least A- or A-3.
+ ATTRACTIVE PRICE. A company's current share price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the share price to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the Standard & Poor's 500 Composite Stock Price Index.

The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. The remainder of the Fund's assets may be invested in equity securities that the adviser believes have growth potential because they represent an attractive value. In selecting
securities  for  the  Fund,   preservation  of  capital  is  also  an  important
consideration. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities. The Fund may invest up to 5% of its assets, measured at the time of investment, in foreign securities. When the adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, financial and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

+ MARKET TRENDS - from time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)
Plot points for bar chart:

22.46%  -3.11%   25.28%  8.02%  9.25%  4.15%  35.22%  18.51%  27.73%  16.09%
1989     1990     1991   1992   1993   1994   1995    1996    1997    1998

Best quarter for period in bar chart: 18.93% (Q4 1998)
Worst quarter for period in bar chart: -15.99% (Q3 1990)
The Fund's year-to-date total return as of March 31, 1999 was ___%

The following table compares the Fund's performance to that of a broad measure of market performance - the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of the stocks of approximately 500 large-capitalization U.S. companies. Unlike the bar chart, the table reflects the impact of sales charges. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998*

                                                       SINCE INCEPTION OF
                1 YEAR    5 YEARS    10 YEARS       CLASSES B AND M (7/17/95)
                ------    -------    --------       -------------------------
Class A          9.40%     18.46%     15.13%                    --
Class B         10.26%        --         --                  20.73%
Class M         11.56%        --         --                  20.31%
S&P 500 Index   28.58%     23.81%     18.95%                    __%

* Class C shares of MagnaCap Fund were not offered during the period ended December 31, 1998.

LARGECAP LEADERS FUND                         Adviser: Pilgrim Investments, Inc.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its assets in equity securities of large companies that the adviser believes are leaders in their industries. The adviser considers whether these companies have a sustainable competitive edge, and seeks companies it believes sell at reasonable prices relative to their projected earnings. A company with a market capitalization (outstanding shares multiplied by price per share) of over $5 billion is considered to be a large company, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, American Depositary Receipts, and warrants. The Fund normally invests as fully as practicable (at least 80%) in equity securities. When the adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, financial and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

+ MARKET TRENDS - from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)* Plot points for bar chart:

  --      --      --      --      --      --      --    21.07%   20.15%   20.08%
1989    1990    1991    1992    1993    1994    1995     1996     1997     1998

Best quarter for period in bar chart:  24.58% (Q4 1998)
Worst quarter for period in bar chart:  -12.86% (Q3 1998)
The Fund's year-to-date total return as of March 31, 1999 was ___%

* Prior to ____, 1998, the Fund's investment policies were different in that they emphasized large company value stocks without necessarily emphasizing industry leaders. Pilgrim Investments has been the Fund's investment adviser since the Fund commenced operations; however, prior to November 1, 1997, the Fund was managed by a sub-adviser.

The following table compares the Fund's performance to that of a broad measure of market performance - the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of the stocks of approximately 500 large-capitalization U.S. companies. Unlike the bar chart, the table reflects the impact of sales charges. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses.
An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998*

                         1 YEAR          SINCE INCEPTION (9/1/95)
                         ------          ------------------------
     Class A             13.16%                   18.67%
     Class B             14.33%                   19.28%
     Class M             15.43%                   18.93%
     S&P 500 Index       28.58%                   _____%

     * Class C shares of LargeCap Leaders Fund were not offered during the period ended December 31, 1998.

                                              Adviser: Pilgrim Investments, Inc.
LARGE CAP GROWTH FUND         Sub-Adviser: Nicholas-Applegate Capital Management

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity securities of large U.S. companies. The equity securities in which the Fund may invest include common and preferred stocks, warrants, and convertible securities. The Fund may invest the remainder of its assets in corporate debt securities of any maturity which, at the time of investment, are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated, U.S. Government securities and equity securities of foreign issuers. The Fund may also use options and futures contracts involving securities, securities indices, interest rates and foreign currencies as hedging techniques. When the sub-adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

The sub-adviser searches for companies it believes are successful and growing that are managing change advantageously and are poised to exceed growth expectations. It focuses on a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies. It uses a blend of both traditional fundamental research and computer intensive systematic disciplines to uncover signs of "change at the margin"-- positive business developments which are not yet fully reflected in a company's stock price.

The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Russell 1000 Growth Index. As of June 30, 1998, the bottom 10% of the Index included companies with capitalizations less than $3.9 billion. Capitalization of companies in the Index will change with market conditions.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, financial and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the sub-adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

+ MARKET TRENDS - from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

+ RISKS OF FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories, or exchanges than those in the U.S., and foreign controls on investment.

+ RISKS OF USING DERIVATIVES - this Fund may use options and futures contracts to help it achieve its investment objective. There's always a risk that these techniques may not correlate well with the Fund's investments and could reduce returns or increase the Fund's volatility.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)* Plot points for bar chart:

  --      --      --      --      --      --      --      --      --    59.45%
1989    1990    1991    1992    1993    1994    1995    1996    1997     1998

Best quarter for period in bar chart:  37.87% (Q4 1998)
Worst quarter for period in bar chart:  -8.50% (Q3 1998)
The Fund's year-to-date total return as of March 31, 1999 was ___%

* Prior to May __, 1999, Nicholas-Applegate Capital Management was the adviser, rather than sub-adviser, to the Fund.

The following table compares the Fund's performance to that of a broad measure of market performance - the Russell 1000 Growth Index, an unmanaged index consisting of those companies among the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. Unlike the bar chart, the table reflects the impact of sales charges. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998

                                  1 YEAR       SINCE INCEPTION (7/21/97)
                                  ------       -------------------------
     Class A                      51.11%                  __%
     Class B                      53.68%                  __%
     Class C                      57.34%                  __%
     Russell 1000 Growth Index      __%                   __%

                                              Adviser: Pilgrim Investments, Inc.
MIDCAP VALUE FUND                      Sub-Adviser: Cramer Rosenthal McGlynn LLC

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests as fully as practicable (at least 80% of its assets) in equity securities of medium-sized U.S. companies. The Fund considers companies with market capitalizations between $200 million and $5 billion to be medium-sized, although the Fund may also invest to a limited degree in companies that have larger or smaller market capitalizations. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock and warrants. When the sub-adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

The Fund is managed with the disciplined investment style that its sub-adviser employs in managing midcap value portfolios. As a value adviser, the sub-adviser does not attempt to time market fluctuations; rather it relies on stock selection to achieve investment results. The sub-adviser uses a "bottom-up" approach, and seeks companies that are undervalued based on fundamental value measures, underfollowed or misunderstood by the market and undergoing fundamental change.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, financial and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in medium-sized companies, which are more susceptible to price swings than larger companies, but usually tend to have less volatile price swings than smaller companies.

+ MARKET TRENDS - from time to time, the stock market may not favor the mid-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large company stocks, or may not favor equities at all.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)
Plot points for bar chart:

  --      --      --      --      --      --      --    29.56%   21.87%   4.89%
1989    1990    1991    1992    1993    1994    1995     1996     1997    1998

Best quarter for period in bar chart:  13.87% (Q1 1998)
Worst quarter for period in bar chart:  -13.94% (Q3 1998)
The Fund's year-to-date total return as of March 31, 1999 was ___%

The following table compares the Fund's performance to that of two broad measures of market performance - the Russell Midcap Index, an unmanaged index consisting of the 800 smallest companies in the Russell 1000 Index, and the Russell MidCap Value Index, an unmanaged index consisting of companies in the Russell Midcap Index with lower book-to-price ratios and lower forecasted growth values. Unlike the bar chart, the table reflects the impact of sales charges. The Indices have an inherent performance advantage over the Fund since each has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998*

                                       1 YEAR       SINCE INCEPTION (9/1/95)
                                       ------       ------------------------
     Class A                           -1.15%                15.53%
     Class B                           -0.75%                16.07%
     Class M                            0.63%                15.70%
     Russell Midcap Index              10.10%                  ___%
     Russell Midcap Value Index         5.08%                  ___%

     * Class C shares of MidCap Value Fund were not offered during the period ended December 31, 1998.

                                              Adviser: Pilgrim Investments, Inc.
MID CAP GROWTH FUND           Sub-Adviser: Nicholas-Applegate Capital Management
INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of medium-sized U.S. companies. Under normal conditions, the Fund invests at least 75% of its total assets in common stocks. It may invest the remainder of its assets in preferred and convertible securities, debt securities of any maturity which are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated, and securities issued by the U.S. Government and its agencies and instrumentalities. The Fund may invest up to 20% of its total assets in foreign securities. The Fund may also use options and futures contracts involving securities, securities indices, interest rates and foreign currencies as hedging techniques. When the sub-adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

The Fund's sub-adviser, Nicholas-Applegate Capital Management, searches for successful, growing companies that are managing change advantageously and poised to exceed growth expectations. It focuses on a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies. It uses a blend of both traditional fundamental research and computer intensive systematic disciplines to uncover what it calls "change at the margin"--positive business developments which are not yet fully reflected in the company's stock price.

The Fund considers a company to be medium-sized if it has a market capitalization corresponding at the time of purchase to the middle 90% of the Russell Midcap Growth Index. As of June 30, 1998, the middle 90% included companies with capitalizations between $1.6 billion and $10.7 billion. Capitalization of companies in the Index will change with market conditions.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, financial and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the sub-adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which are more susceptible to price swings than larger companies, but usually tend to have less volatile price swings than smaller companies.

+ MARKET TRENDS - from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

+ RISKS OF FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

+ RISKS OF USING DERIVATIVES - this Fund may use options and futures contracts to help it achieve its investment objective. There's always a risk that these techniques may not correlate well with the Fund's investments and could reduce returns or increase the Fund's volatility.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)* Plot points for bar chart:

 --     --     --     --     --    -11.00%   37.64%  15.84%  15.88%  14.14%
1989   1990   1991   1992   1993     1994     1995    1996    1997    1998

Best quarter for period in bar chart:  25.53% (Q4 1998)
Worst quarter for period in bar chart:  -17.73% (Q3 1998)
The Fund's year-to-date total return as of March 31, 1999 was ___%

* Prior to May __, 1999, Nicholas-Applegate Capital Management was the adviser, rather than sub-adviser, to the Fund.

The following table compares the Fund's performance to that of a broad measure of market performance - the Russell Midcap Growth Index, an unmanaged index consisting of the 800 smallest companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. Unlike the bar chart, the table reflects the impact of sales charges. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998*

                                       SINCE INCEPTION OF     SINCE INCEPTION OF
                 1 YEAR   5 YEARS  CLASSES A AND C (4/19/93)   CLASS B (5/31/95)
                 ------   -------  -------------------------   -----------------
Class A           8.15%    12.20%             ___%                    --
Class B           8.29%      --                --                    ___%
Class C          12.44%    12.75%             ___%                    --
Russell Midcap
  Growth Index     ___%      ___%             ___%                   ___%

                                              Adviser: Pilgrim Investments, Inc.
SMALL CAP GROWTH FUND         Sub-Adviser: Nicholas-Applegate Capital Management
INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of small U.S. companies. Under normal conditions, the Fund invests at least 75% of its total assets in common stocks. It may invest the remainder in preferred and convertible securities, debt securities of any maturity which are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated, and securities issued by the U.S. Government and its agencies and instrumentalities. The Fund may invest up to 20% of its total assets in foreign securities. The Fund may also use options and futures contracts involving securities, securities indices, interest rates and foreign currencies as hedging techniques. When the sub-adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

The Fund's sub-adviser searches for successful, growing companies that are managing change advantageously and poised to exceed growth expectations. It focuses on a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies. It uses a blend of both traditional fundamental research and computer intensive systematic disciplines to uncover what it calls "change at the margin"--positive business developments which are not yet fully reflected in the company's stock price.

The Fund considers a company to be small if it has a market capitalization corresponding at the time of purchase to the middle 90% of the Russell 2000 Growth Index. As of June 30, 1998, the middle 90% included companies with capitalizations between $255 million and $1.4 billion. Capitalization of companies in the Index will change with market conditions.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, financial and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the sub-adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small-cap companies, which are more susceptible to price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

+ MARKET TRENDS - from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

+ RISKS OF FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

+ RISKS OF USING DERIVATIVES - this Fund may use options and futures contracts to help it achieve its investment objective. There's always a risk that these techniques may not correlate well with the Fund's investments and could reduce returns or increase the Fund's volatility.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)* Plot points for bar chart:

  --      --      --      --      --    -4.03%   34.87%  18.27%   11.24%   3.68%
1989    1990    1991    1992    1993      1994    1995    1996     1997    1998

Best quarter for period in bar chart:  26.90% (Q4 1998)
Worst quarter for period in bar chart:  -23.64% (Q3 1998)
The Fund's year-to-date total return as of March 31, 1999 was ___%

* Prior to May __, 1999, Nicholas-Applegate Capital Management was the adviser, rather than sub-adviser, to the Fund.

The following table compares the Fund's performance to that of a broad measure of market performance - the Russell 2000 Growth Index, an unmanaged index comprised of smaller U.S. companies with greater-than-average growth orientation
 . Unlike the bar chart, the table reflects the impact of sales charges. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998*

                                      SINCE INCEPTION OF      SINCE INCEPTION OF
                1 YEAR   5 YEARS  CLASSES A AND C (12/27/93)  CLASS B (5/31/95)
                ------   -------  --------------------------  -----------------
Class A         -1.79%   10.84%              ___%                     --
Class B         -1.96%      --                --                     ___%
Class C          2.12%   11.37%              ___%                     --
Russell 2000
  Growth Index  -2.60%   11.90%              ___%                    ___%

BANK AND THRIFT FUND                         Adviser:  Pilgrim Investments, Inc.

INVESTMENT OBJECTIVE

The Fund primarily seeks long-term capital appreciation; a secondary objective is income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of national and state-chartered banks (other than money center banks), thrifts, and the holding or parent companies of such depository institutions, and in savings accounts of mutual thrifts that may allow the Fund to participate in stock conversions of the mutual thrift. This policy may only be changed with approval of the shareholders of the Fund. The equity securities described above include common stocks, convertible securities (including convertible preferred stock) and warrants, but do not include non-convertible preferred stocks or adjustable rate preferred stocks.

The Fund may invest up to 35% of its total assets in equity securities, including preferred stocks or adjustable rate preferred stocks, of other types of issuers, including money center banks, other financial services companies, and companies that are not in financial services industries, and in nonconvertible debt securities (including certificates of deposit, commercial paper, notes, bonds or debentures) that are either issued or guaranteed by the United States Government or an agency thereof or issued by a corporation or other issuer and rated investment grade or comparable quality by at least one nationally recognized rating organization. The Fund may invest up to 10% of its assets in securities of other investment companies. When the adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

The adviser selects securities primarily on the basis of fundamental investment value and potential for future growth, including securities of institutions that the adviser believes are well positioned to take advantage of investment opportunities in the banking and thrift industries.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, financial and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in small- to medium-sized companies, which are more susceptible to price swings than larger companies.

+ MARKET TRENDS - from time to time, the stock market may not favor the value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large company stocks, or may not favor equities at all.

+ RISKS OF CONCENTRATION - because the Fund's investments are concentrated in the banking and thrift industries, the value of the Fund may be subject to greater volatility than a Fund with a portfolio that is less concentrated. If securities of banks and thrifts as a group falls out of favor, the Fund could underperform funds that focus on other types of companies.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)* Plot points for bar chart:

20.79%  -18.14%   49.49%  32.36%  7.79%  -1.89%   49.69%  41.10%  64.86%  -1.83%
 1989    1990      1991    1992   1993    1994    1995    1996    1997     1998

Best quarter for period in bar chart:  16.43% (Q3 1997)
Worst quarter for period in bar chart:  -20.36% (Q3 1990)
The Fund's year-to-date total return as of March 31, 1999 was ___%

* Prior to October 17, 1997, the Fund operated as a closed-end investment company.

The following table compares the Fund's performance to that of two broad measures of market performance - the S&P Major Regional Banks Index, an unmanaged index comprised of major regional banks in the S&P 500 Index, and the NASDAQ 100 Financial Index, an index of the 100 largest financial companies traded on NASDAQ. Unlike the bar chart, the table reflects the impact of sales charges. The Indices have an inherent performance advantage over the Fund since each has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998*

                                                              SINCE INCEPTION OF
                           1 YEAR     5 YEARS     10 YEARS    CLASS B (10/17/97)
                           ------     -------     --------    ------------------
Class A                    -7.48%      25.89%      20.90%              --
Class B                    -7.27%         --          --             4.29%
S&P Major Regional
  Banks Index              10.42%      23.77%      21.41%              __%
NASDAQ 100 Financial
  Index                    -1.09%         --          --               __%

* Prior to October 17, 1997, the Fund operated as a closed-end investment company.

                                              Adviser: Pilgrim Investments, Inc.
WORLDWIDE GROWTH FUND         Sub-Adviser: Nicholas-Applegate Capital Management

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 65% of its total assets in securities of issuers located around the world, which may include the U.S. The Fund may invest up to 50% of its total assets in U.S. issuers.

The Fund normally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. It may invest the remainder in debt securities of any maturity issued by foreign companies and foreign governments and their agencies and instrumentalities, which are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. The Fund may also use options and futures contracts involving securities, securities indices, interest rates and foreign currencies as hedging techniques. When the sub-adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

The Fund's sub-adviser, Nicholas-Applegate Capital Management, searches for successful, growing companies managing change advantageously and poised to exceed growth expectations. It focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. It uses a blend of both traditional fundamental research, calling on the expertise of many external analysts in different countries throughout the world, and computer intensive systematic disciplines to uncover signs of "change at the margin"--positive business developments which are not yet fully reflected in a company's stock price. It gathers financial data on 20,000 companies in over 50 countries.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, financial and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the sub-adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

+ MARKET TRENDS - from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

+ RISKS OF FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging markets countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

+ RISKS OF USING DERIVATIVES - this Fund may use options and futures contracts to help it achieve its investment objective. There's always a risk that these techniques may not correlate well with the Fund's investments and could reduce returns or increase the Fund's volatility.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)* Plot points for bar chart:

 --      --      --      --      --     2.45%   14.74%   17.92%   17.28%  37.34%
1989    1990    1991    1992    1993    1994     1995     1996    1997    1998

Best quarter for period in bar chart:  26.87% (Q4 1998)
Worst quarter for period in bar chart:  -13.43% (Q3 1998)
The Fund's year-to-date total return as of March 31, 1999 was ___%

* Prior to May __, 1999, Nicholas-Applegate Capital Management was the adviser, rather than sub-adviser, to the Fund.

The following table compares the Fund's performance to that of a broad measure of market performance - the Morgan Stanley Capital International World Index, an unmanaged index comprised of more than 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. Unlike the bar chart, the table reflects the impact of sales charges. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998

                                      SINCE INCEPTION OF      SINCE INCEPTION OF
                  1 YEAR  5 YEARS  CLASSES A AND C (4/19/93)   CLASS B (5/31/95)
                  ------  -------  -------------------------   -----------------
Class A           30.16%   16.17%             ___%                     --
Class B           31.68%      --               --                     ___%
Class C           35.39%   17.78%             ___%                     --
MSCI World Index  24.30%   15.70%             ___%                    ___%

                                              Adviser: Pilgrim Investments, Inc.
INTERNATIONAL CORE GROWTH FUND                                      Sub-Adviser:
                                           Nicholas-Applegate Capital Management
INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 65% of its total assets in securities of issuers located in countries outside the U.S. The Fund may invest up to 35% of its total assets in U.S. issuers. The Fund invests in the larger companies in each country. Generally, this means issuers in each country whose stock market capitalizations are in the top 75% of publicly traded companies in that country.

Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. It may invest the remainder primarily in debt securities of any maturity of foreign companies and foreign governments and their agencies and instrumentalities which are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. The Fund may also use options and futures contracts involving securities, securities indices, interest rates and foreign currencies as hedging techniques. When the sub-adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

The Fund's sub-adviser searches for successful, growing companies managing change advantageously and poised to exceed growth expectations. It focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. It uses a blend of both traditional fundamental research, calling on the expertise of many external analysts in different countries throughout the world, and computer intensive systematic disciplines to uncover signs of "change at the margin"--positive business developments which are not yet fully reflected in a company's stock price. It gathers financial data on 20,000 companies in over 50 countries.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, financial and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the sub-adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in large companies, which sometimes have more stable prices than smaller companies.

+ MARKET TRENDS - from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or smaller company stocks, or may not favor equities at all.

+ RISKS OF FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging markets countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

+ RISKS OF USING DERIVATIVES - this Fund may use options and futures contracts to help it achieve its investment objective. There's always a risk that these techniques may not correlate well with the Fund's investments and could reduce returns or increase the Fund's volatility.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)* Plot points for bar chart:

  --      --      --      --      --      --      --      --      --    20.92%
1989    1990    1991    1992    1993    1994    1995    1996    1997     1998

Best quarter for period in bar chart:  17.16% (Q1 1998)
Worst quarter for period in bar chart:  -14.91% (Q3 1998)
The Fund's year-to-date total return as of March 31, 1999 was ___%

* Prior to May __, 1999, Nicholas-Applegate Capital Management was the adviser, rather than sub-adviser, to the Fund.

The following table compares the Fund's performance to that of a broad measure of market performance - the Morgan Stanley Capital International Europe, Australia, Far East Index, an unmanaged index of major overseas markets. Unlike the bar chart, the table reflects the impact of sales charges. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998

                            1 YEAR           SINCE INCEPTION (2/28/97)
                            ------           -------------------------
    Class A                 14.60%                      ___%
    Class B                 15.31%                      ___%
    Class C                 19.20%                      ___%
    MSCI EAFE Index         20.33%                      ___%

                                              Adviser: Pilgrim Investments, Inc.
INTERNATIONAL SMALL CAP GROWTH FUND                                 Sub-Adviser:
                                           Nicholas-Applegate Capital Management

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 65% of its total assets in securities of small companies located outside the U.S. The Fund may invest up to 35% of its total assets in U.S. issuers. The Fund emphasizes companies in the bottom 75% of publicly traded companies as measured by stock market capitalizations in each country.

The Fund normally invests at least 75% of its total assets in common and preferred stock, warrants and convertible securities. It may invest the remainder in debt securities of any maturity issued by foreign companies and foreign governments and their agencies and instrumentalities which are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. The Fund may also use options and futures contracts involving securities, securities indices, interest rates and foreign currencies as hedging techniques. When the sub-adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

The Fund's sub-adviser, Nicholas-Applegate Capital Management, searches for successful, growing companies managing change advantageously and poised to exceed growth expectations. It focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. It uses a blend of both traditional fundamental research, calling on the expertise of many external analysts in different countries throughout the world, and computer intensive systematic disciplines to uncover signs of "change at the margin"--positive business developments which are not yet fully reflected in a company's stock price. It gathers financial data on 20,000 companies in over 50 countries.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, financial and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the sub-adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

+ MARKET TRENDS - from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

+ RISKS OF FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging markets countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

+ RISKS OF USING DERIVATIVES - this Fund may use options and futures contracts to help it achieve its investment objective. There's always a risk that these techniques may not correlate well with the Fund's investments and could reduce returns or increase the Fund's volatility.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)* Plot points for bar chart:

  --      --      --      --      --      --    5.51%   17.58%   13.46%   35.57%
1989    1990    1991    1992    1993    1994    1995     1996     1997     1998

Best quarter for period in bar chart: 24.53% (Q1 1998)
Worst quarter for period in bar chart:  -15.35% (Q3 1998)
The Fund's year-to-date total return as of March 31, 1999 was ___%

* Prior to May __, 1999, Nicholas-Applegate Capital Management was the adviser, rather than sub-adviser, to the Fund.

The following table compares the Fund's performance to that of a broad measure of market performance - the Salomon EPAC Extended Market Index, an unmanaged index comprised of smaller-capitalization companies in 22 countries excluding Canada and the United States. Unlike the bar chart, the table reflects the impact of sales charges. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998

                                      SINCE INCEPTION OF      SINCE INCEPTION OF
               1 YEAR   5 YEARS   CLASSES A AND C (8/31/94)   CLASS B (5/31/95)
               ------   -------   -------------------------   -----------------
Class A        28.42%   14.50%               ___%                     --
Class B        29.83%      --                 --                     ___%
Class C        33.89%   14.90%               ___%                     --
Salomon EPAC
  EM Index                                   ___%                    ___%

                                              Adviser: Pilgrim Investments, Inc.
EMERGING COUNTRIES FUND       Sub-Adviser: Nicholas-Applegate Capital Management

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 65% of its total assets in equity securities of issuers located in countries with emerging securities markets--that is, countries with securities markets which are, in the opinion of the sub-adviser, emerging as investment markets but have yet to reach a level of maturity associated with developed foreign stock markets. These countries include but are not limited to: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, South Africa, South Korea, Taiwan, Thailand, Italy and Venezuela.

Under normal market conditions, the Fund invests at least 75% of its total assets in common and preferred stock, warrants and convertible securities. It invests the remainder primarily in debt securities of any maturity issued by foreign companies and foreign governments and their agencies and instrumentalities which are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. The Fund may also use options and futures contracts involving securities, securities indices, interest rates and foreign currencies as hedging techniques. When the sub-adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

The Fund's sub-adviser, Nicholas-Applegate Capital Management, seeks issuers in the early stages of development, growth companies, cyclical companies, or companies believed to be undergoing a basic change in operations. The Investment Adviser currently selects portfolio securities from an investment universe of approximately 6,000 foreign issuers in over 20 emerging markets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, financial and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the sub-adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

+ MARKET TRENDS - from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

+ RISKS OF FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

+ RISKS OF USING DERIVATIVES - this Fund may use options and futures contracts to help it achieve its investment objective. There's always a risk that these techniques may not correlate well with the Fund's investments and could reduce returns or increase the Fund's volatility.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)* Plot points for bar chart:

 --      --      --      --      --      --    6.34%   27.50%   9.44%   -22.19%
1989    1990    1991    1992    1993    1994   1995    1996     1997     1998

Best quarter for period in bar chart:  15.01% (Q2 1995)
Worst quarter for period in bar chart:  -26.06% (Q3 1998)
The Fund's year-to-date total return as of March 31, 1999 was ___%

* Prior to May __, 1999, Nicholas-Applegate Capital Management was the adviser, rather than sub-adviser, to the Fund.

The following table compares the Fund's performance to that of a broad measure of market performance - the Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged index comprised of companies representative of the market structure of 22 emerging market countries in Europe, Latin America and the Pacific Basin. Unlike the bar chart, the table reflects the impact of sales charges. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998

                                      SINCE INCEPTION OF      SINCE INCEPTION OF
                         1 YEAR   CLASSES A AND C (11/28/94)   CLASS B (5/31/95)
                         ------   --------------------------   -----------------
Class A                 -26.28%              ___%                      --
Class B                 -26.05%               --                      ___%
Class C                 -22.98%              ___%                      --
MSCI Emerging
  Markets Free Index    -25.30%              ___%                     ___%

                                              Adviser: Pilgrim Investments, Inc.
                           Sub-Adviser: HSBC Asset Management Americas, Inc. and
ASIA-PACIFIC EQUITY FUND                 HSBC Asset Management Hong Kong Limited

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region. Asia-Pacific countries in which the Fund invests include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, but do not include Japan and Australia. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, warrants, American Depositary Receipts, European Depositary Receipts and other depositary receipts. When the sub-adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

The Fund is managed using the investment philosophy that the sub-adviser, HSBC Asset Management Americas, Inc. and HSBC Asset Management Hong Kong Limited
(HSBC), uses in managing private Asia-Pacific portfolios. HSBC bases investment decisions on a disciplined approach that takes into consideration the following factors: a macroeconomic overview of the region, specific country analysis, setting target country weightings, evaluation of industry sectors within each country, and selection of specific stocks. Decisions on company selection include analysis of such fundamental factors as absolute rates of change of earnings growth, earnings growth relative to the market and industry, quality of earnings and stability of earnings growth, quality of management and product line, interest rate sensitivity and liquidity of the stock.

The criteria used by the Fund to determine whether an issuer is based in the Asia-Pacific region are: the country in which the issuer was organized; the country in which the principal securities market for that issuer is located; the country in which the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or the country in which at least 50% of the issuer's assets are located .

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, financial and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

+ MARKET TRENDS - from time to time, the stock market may not favor the value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

+ RISKS OF FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging markets countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

+ RISKS OF CONCENTRATION - because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a Fund that invests globally. If Asia-Pacific securities fall out of favor, it may cause the Fund to underperform funds that focus on other types of stocks.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)
Plot points for bar chart:

 --      --      --      --      --      --      --     9.46%  -43.73%   -15.51%
1989    1990    1991    1992    1993    1994    1995    1996    1997      1998

Best quarter for period in bar chart:  23.32% (Q4 1998)
Worst quarter for period in bar chart:  -33.22% (Q4 1997)
The Fund's year-to-date total return as of March 31, 1999 was ___%

The following table compares the Fund's performance to that of a broad measure of market performance - the Morgan Stanley Capital International Far East Free ex-Japan Index, an unmanaged index of Far East markets excluding Japan. Unlike the bar chart, the table reflects the impact of sales charges. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998

                                     1 YEAR      SINCE INCEPTION (9/1/95)
                                     ------      ------------------------
     Class A                         -20.37%              -19.55%
     Class B                         -20.57%              -19.51%
     Class M                         -19.26%              -19.47%
     MSCI Far East ex-Japan Index    -4.82%              ___7.80%

STRATEGIC INCOME FUND                        Adviser:  Pilgrim Investments, Inc.

INVESTMENT OBJECTIVE

The Fund seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments, and their agencies and instrumentalities that are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. These securities include bonds, notes, mortgage-backed and asset-backed securities with rates that are fixed, variable or floating. The Fund may invest up to 40% of its total assets in high yield debt securities rated below investment grade. The Fund may also invest in participation interests and assignments in secured floating rate loans and notes, and may invest up to 10% of its assets in other investment companies, including up to 5% in Pilgrim Prime Rate Trust, a closed-end investment company that invests in secured floating rate loans.

The average portfolio duration of the Fund will range from two to eight years. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques. The Fund does not invest in highly leveraged derivatives, such as swaps, interest-only or principal-only stripped mortgage-backed securities, or interest rate futures contracts. When the adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

PRINCIPAL RISKS

The Fund is subject to risks associated with investing in debt securities, including high yield debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ CHANGES IN INTEREST RATES - the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

+ CREDIT RISK - the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is
     especially  true  during  periods  of  economic   uncertainty  or  economic
     downturns. This Fund may be subject to more credit risk than the other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

+ PREPAYMENT RISK - the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

+ INABILITY TO SELL SECURITIES - high yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

+ RISKS OF FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

+ RISKS OF USING DERIVATIVES - this Fund may use options, futures contracts and interest rate and currency swaps to help it achieve its investment objective. There's always a risk that these techniques could reduce returns or increase the Fund's volatility.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS* Plot points for bar chart:

  --      --      --      --      --      --      --    1.77%   9.04%   7.94%
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

Best quarter for period in bar chart:  ___% (Q_ 19__)
Worst quarter for period in bar chart:  ___% (Q_ 19__)
The Fund's year-to-date total return as of March 31, 1999 was ___%

* Because Class A, Class B and Class C shares were first offered in 1998, the returns in the bar chart are based upon the performance of Institutional Class shares of the Fund for prior periods, restated to reflect Class A expenses. Class A, Class B and Class C shares, after adjustment for class expenses, would have had substantially similar returns because Institutional Class shares were invested in the same portfolio of securities. Also, prior to May __, 1999, a different adviser managed the Fund.

The following table compares the Fund's performance to that of a broad measure of market performance - the Lehman Brothers Aggregate Bond Index, an unmanaged index of fixed income securities. Unlike the bar chart, the table reflects the impact of sales charges. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998

                                   1 YEAR         SINCE INCEPTION (8/31/95)
                                   ------         -------------------------
Institutional  Class*               ___%                    ___%
Lehman Aggregate Bond Index         ___%                    ___%

* This table shows performance of the Institutional Class shares of the Fund, restated to reflect Class A expenses, because Classes A, B and C of the Fund did not have a full year's performance as of December 31, 1998. See the footnote to the bar chart above.

GOVERNMENT SECURITIES INCOME FUND             Adviser: Pilgrim Investments, Inc.

INVESTMENT OBJECTIVE

The Fund seeks high current income, consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

 The Fund normally invests at least 70% of its total assets in securities issued or guaranteed by the U.S. Government and the following agencies or instrumentalities of the U.S. Government: the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Such securities include direct obligations of the U.S. Treasury and mortgage-backed securities. The Fund may fall below the 70% threshold due to changes in the value of the Fund's holdings or the sale of securities to meet redemptions, in which case the Fund will purchase only U.S. Government securities until the 70% level is restored. The remainder of the Fund's assets may be invested in securities issued by other agencies and instrumentalities of the U.S. Government and in instruments collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The foregoing policies are fundamental and may not be changed without shareholder approval.

The Fund may invest in U.S. Government securities of any maturity; however, the Fund is expected to have a weighted average maturity of 1 to 3 years. The adviser determines the composition and weighted average maturity of the Fund's portfolio on the basis of its judgment of existing market conditions. The Fund may enter into reverse repurchase agreements, dollar roll transactions or pairing off transactions. The Fund does not invest in highly leveraged derivatives, such as swaps, interest-only or principal-only stripped mortgage-backed securities, or interest rate futures contracts. When the adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

 PRINCIPAL RISKS

The Fund is subject to risks associated with investing in debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ CHANGES IN INTEREST RATES - the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. government securities and may invest in securities with long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

+ CREDIT RISK - the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other income funds because it principally invests in debt securities issued or guaranteed by the U.S. government, its agencies and government sponsored enterprises.

+ PREPAYMENT RISK - the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)
Plot points for bar chart:

12.92%  8.03%  11.90%  7.46%  14.71%  -3.61%   14.51%  2.56%  7.85%  5.61%
1989    1990    1991   1992    1993    1994    1995    1996   1997   1998

Best quarter for period in bar chart:  7.76% (Q2 1989)
Worst quarter for period in bar chart:  -2.66% (Q1 1994)
The Fund's year-to-date total return as of March 31, 1999 was ___%

The following table compares the Fund's performance to that of two broad measures of market performance - the Lehman Brothers Intermediate Government Index and the Merrill Lynch Treasuries/Agencies 1-3 Year Index. Unlike the bar chart, the table reflects the impact of sales charges. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998*

                                                             SINCE INCEPTION OF
                                                              CLASSES B AND M
                             1 YEAR   5 YEARS   10 YEARS(1)      (7/17/95)
                             ------   -------   --------     ------------------
Class A                       0.63%     4.20%      6.56%              --
Class B                      -0.15%       --         --             4.42%
Class M                       1.66%       --         --             4.50%
Lehman Interm. Gov't.         8.49%     6.45%      8.34%              __%
Merrill Lynch 1-3 Year**      6.98%     5.98%      7.38%              __%

* Class C shares of Government Securities Income Fund were not offered during the period ended December 31, 1998.
** The Fund has started comparing its performance to the Merrill Lynch Treasuries/Agency 1-3 Year Index because the Fund has recently adopted a policy of seeking an average portfolio maturity of 1 to 3 years. Previously, the Fund's average portfolio maturity was generally longer than 1 to 3 years.

(1) The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six-month period from July to December 1992 that caused the Fund to exceed its 10% investment restriction on borrowing. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its borrowing restriction.

HIGH YIELD FUND                              Adviser:  Pilgrim Investments, Inc.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, with capital appreciation as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its assets in high yield debt securities, including preferred stock and convertible securities, that do not in the opinion of the adviser involve undue risk relative to their expected return. High yield securities, which are commonly known as `junk bonds,' are securities that are rated below investment grade, i.e., rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's, or of comparable quality if not rated. Generally, the Fund will invest in securities rated lower than B by Moody's or S&P only when the adviser believes the financial condition of the issuer or other available protections reduce the risk to the Fund or that there is greater value in the securities than is reflected in their prevailing market price. In selecting securities for the Fund, preservation of capital is a consideration.

The remainder of the Fund's assets may be invested in common stocks, investment grade preferred stocks, investment grade debt obligations of all types, U.S. Government securities, warrants, money market instruments (including repurchase agreements on U.S. Government securities), mortgage related securities, financial futures and related options, and participation interests and assignments in floating rate loans and notes. The Fund may also invest up to 10% of its assets in foreign debt securities of any rating. When the adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

PRINCIPAL RISKS

The Fund is subject to risks associated with investing in lower rated debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ CREDIT RISK - the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income funds because it invests in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

+ CHANGES IN INTEREST RATES - the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

+ PREPAYMENT RISK - the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

+ INABILITY TO SELL SECURITIES - high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security whose credit rating has been lowered may be particularly difficult to sell.

+ RISKS OF USING DERIVATIVES - this Fund may use options and financial futures to help it achieve its investment objective. There's always a risk that these techniques could reduce returns or increase the Fund's volatility.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)
Plot points for bar chart:

1.87%  -9.49%   29.44%  16.19%  18.52%  -1.55%   17.71%  15.76%  14.98%  -2.96%
1989     1990    1991    1992    1993     1994    1995    1996    1997     1998

Best quarter for period in bar chart:  14.83% (Q1 1991)
Worst quarter for period in bar chart:  -7.91% (Q3 1998)
The Fund's year-to-date total return as of March 31, 1999 was ___%

The following table compares the Fund's performance to that of a broad measure of market performance - the Lehman Brothers High Yield Index, an unmanaged index of high yield bonds. Unlike the bar chart, the table reflects the impact of sales charges. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998*

                                                        SINCE INCEPTION OF
                 1 YEAR     5 YEARS     10 YEARS     CLASSES B AND M (7/17/95)
                 ------     -------     --------     -------------------------
Class A          -7.60%      7.36%        8.88%                --
Class B          -8.02%        --           --               7.75%
Class M          -6.58%        --           --               7.69%
Lehman High
  Yield Index     1.87%      8.57%       10.55%                __%

* Class C shares of High Yield Fund were not offered during the period ended December 31, 1998.

BALANCED FUND                                 Adviser: Pilgrim Investments, Inc.

INVESTMENT OBJECTIVE

The Fund seeks a balance of long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's adviser actively manages a blended portfolio of equity and debt securities with an emphasis on overall total return. The Fund normally maintains 40% to 60% of its assets in debt securities of any maturity issued by corporations or other business entities and the U.S. Government and its agencies and instrumentalities, and government sponsored enterprises, and will seek a target allocation of 50%, although this may vary with market conditions. The remainder will be invested in equity securities, which will be managed in accordance with the principal investment strategies of the LargeCap Leaders Fund.

A portion of the Fund's net assets (up to 35%) may be invested in high yield debt securities rated below investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. The Fund may also invest in participation interests and assignments in secured floating rate loans and notes, and may invest up to 10% of its assets in other investment companies, including up to 5% in Pilgrim Prime Rate Trust, a closed-end investment company that invests in secured floating rate loans. The Fund may invest up to 20% of its total assets in foreign securities. The Fund may use options on securities, securities indices, interest rates and foreign currencies as a hedging technique. The Fund may invest up to 35% of its net assets in zero coupon securities. When the adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, financial and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

+ MARKET TRENDS - from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

+ CHANGES IN INTEREST RATES - the value of the debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

+ CREDIT RISK - the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than the other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

+ INABILITY TO SELL SECURITIES - high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

+ RISKS OF FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

+ RISKS OF USING DERIVATIVES - this Fund may use options to help it achieve its investment objective. There's always a risk that these techniques could reduce returns or increase the Fund's volatility.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)* Plot points for bar chart:

  --     --     --     --     --   -6.29%   23.44%  16.39%  20.50%  23.34%
1989   1990   1991   1992   1993     1994    1995    1996    1997    1998

Best quarter for period in bar chart:  14.44% (Q3 1997)
Worst quarter for period in bar chart:  -5.88% (Q2 1994)
The Fund's year-to-date total return as of March 31, 1999 was ___%

* Prior to May __, 1999, a different adviser managed the Fund.

The following table compares the Fund's performance to that of a broad measure of market performance - a composite index consisting of 60% Standard & Poor's 500 Composite Stock Price Index and 40% Lehman Brothers Government/Corporate
Bond Index. Unlike the bar chart, the table reflects the impact of sales charges. The Indices have an inherent performance advantage over the Fund since each has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998

                                       SINCE INCEPTION OF     SINCE INCEPTION OF
                  1 YEAR  5 YEARS  CLASSES A AND C (4/19/93)   CLASS B (5/31/95)
                  ------  -------  -------------------------   -----------------
Class A           16.87%  13.64%              ___%                    --
Class B           17.80%     --                --                    ___%
Class C           21.52%  14.14%              ___%                    --
Composite Index     ___%    ___%              ___%                   ___%

                                              Adviser: Pilgrim Investments, Inc.
CONVERTIBLE FUND              Sub-Adviser: Nicholas-Applegate Capital Management

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 65% of its total assets in convertible securities. The Fund emphasizes companies with market capitalizations above $500 million. Through investments in convertible securities, the Fund seeks to capture the upside performance of the underlying equities with less downside exposure. The Fund may invest the remainder of its assets in common and preferred stocks, debt securities of any maturity, and securities issued by the U.S. Government and its agencies and instrumentalities. The Fund may also use options and futures contracts involving securities, securities indices, interest rates and foreign currencies as hedging techniques.

The Fund normally invests a minimum of 25% of its total assets in common and preferred stocks, and 25% in other income producing convertible and debt securities. The Fund may also invest up to 35% of its net assets in debt securities rated below investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. The Fund also may invest up to 35% of its net assets in zero coupon securities. When the adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure.

The Fund's sub-adviser evaluates each security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation. In evaluating convertibles, the sub-adviser searches for what it calls "change at the margin" - positive business developments which are not yet fully reflected in the company's stock price. It searches for successful growing companies that are managing change advantageously and poised to exceed growth expectations.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

+ PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Convertible securities have investment characteristics of both equity and debt securities. Equity securities face market, financial and other risks, and their values may go up or down, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

+ CHANGES IN INTEREST RATES - the value of the convertible and debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in securities with intermediate and long terms to maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

+ CREDIT RISK - the Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than the other bond funds, because the convertible securities and debt securities in which it invests may be lower-rated securities.

+ INABILITY TO SELL SECURITIES - lower rated securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

+ RISKS OF USING DERIVATIVES - this Fund may use options and futures contracts to help it achieve its investment objective. There's always a risk that these techniques may not correlate well with the Fund's investments and could reduce returns or increase the Fund's volatility.

An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If it did, returns would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURNS (Class A)* Plot points for bar chart:

  --     --      --      --      --    -8.23%   21.67%   20.29%  22.58%   20.86%
1989    1990    1991    1992    1993    1994     1995     1996    1997     1998

Best quarter for period in bar chart:  19.73% (Q4 1998)
Worst quarter for period in bar chart:  -9.08% (Q3 1998)
The Fund's year-to-date total return as of March 31, 1999 was ___%

*  Prior to May __, 1999, a different adviser managed the Fund.

The following table compares the Fund's performance to that of a broad measure of market performance - the First Boston Convertible Index, an unmanaged index representing the universe of convertible securities. Unlike the bar chart, the table reflects the impact of sales charges. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998

                                         SINCE INCEPTION OF   SINCE INCEPTION OF
                       1 YEAR   5 YEARS   CLASSES A AND C          CLASS B
                                             (4/19/93)            (5/31/95)
                       ------   -------  ------------------   ------------------
Class A                14.54%   13.52%          ___%                  --
Class B                15.31%     --             --                  ___%
Class C                19.12%   14.03%          ___%                  --
First Boston
  Convertible Index    17.35%   12.97%          ___%                 ___%

                                FEES AND EXPENSES

The following tables show what it will cost you directly or indirectly to invest in a Fund.

SHAREHOLDER TRANSACTION FEES (fees paid directly from your investment)

                                     CLASS A   CLASS B    CLASS C(1)  CLASS M(2)
                                     -------   -------    ----------  ----------
Maximum sales charge (load)
  imposed on purchases (as a
  percentage of offering price)
    EQUITY FUNDS AND CONVERTIBLE
    AND BALANCED FUNDS               5.75%(3)    None       None       3.50%(3)
    INCOME FUNDS                     4.75%(3)    None       None       3.25%(3)

Maximum deferred sales charge
  (load) (as a percentage of the
  lower of original purchase price
  or redemption proceeds)
   EQUITY FUNDS AND CONVERTIBLE
   AND BALANCED FUNDS                 None(4)    5.00%(5)   1.00%(6)    None
   INCOME FUNDS                       None(4)    5.00%(5)   1.00%(6)    None

(1) Bank and Thrift Fund and Asia-Pacific Equity Fund do not offer Class C shares.
(2) Class M shares are offered only by MagnaCap Fund, LargeCap Leaders Fund, MidCap Value Fund, Asia-Pacific Equity Fund, Government Securities Income Fund and High Yield Fund.
(3)  Reduced for purchases of $50,000 and over. See Shareholder Guide.
(4) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See Shareholder Guide.
(5) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. See Shareholder Guide.
(6)  Imposed upon redemption within 1 year from purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)1

CLASS A

                                                                    TOTAL ANNUAL
                                             DISTRIBUTION                FUND       FEE WAIVER
                                  ADVISORY    AND SERVICE   OTHER     OPERATING         BY         NET
FUND                                FEES     (12B-1) FEES  EXPENSES    EXPENSES      Adviser(2)  EXPENSES
----                                ----     ------------  --------    --------      ----------  --------
MagnaCap                            0.72%        0.30%       0.35%       1.37%           --        1.37%
LargeCap Leaders                    1.00         0.25        1.03        2.28         (0.53)%      1.75
Large Cap Growth                    0.75         0.35          --          --            --        1.60
MidCap Value                        1.00         0.25        0.53        1.78         (0.03)       1.75
Mid Cap Growth                      0.75         0.35          --          --            --        1.60
Small Cap Growth                    1.00         0.35          --          --            --        1.95
Bank and Thrift                     0.72         0.25        0.23        1.20            --        1.20
Worldwide Growth                    1.00         0.35          --          --            --        1.85
International Core Growth           1.00         0.35          --          --            --        1.95
International Small Cap Growth      1.00         0.35          --          --            --        1.95
Emerging Countries                  1.25         0.35          --          --            --        2.25
Asia-Pacific Equity                 1.25         0.25        1.30        2.80         (0.80)       2.00
Government Securities Income        0.50         0.25        0.83        1.58         (0.08)       1.50
Strategic Income                    0.45         0.35          --          --            --        0.95
High Yield                          0.60         0.25        0.32        1.17         (0.17)       1.00
Balanced                            0.75         0.35          --          --            --        1.60
Convertible                         0.75         0.35          --          --            --        1.60

CLASS B
                                                                     TOTAL ANNUAL
                                             DISTRIBUTION                FUND       FEE WAIVER
                                  ADVISORY    AND SERVICE   OTHER     OPERATING         BY         NET
FUND                                FEES     (12B-1) FEES  EXPENSES    EXPENSES      Adviser(2)  EXPENSES
----                                ----     ------------  --------    --------      ----------  --------
MagnaCap                            0.72%        1.00%       0.35%       2.07%           --        2.07%
LargeCap Leaders                    1.00         1.00        1.03        3.03         (0.53)%      2.50
Large Cap Growth                    0.75         1.00          --          --            --        2.25
MidCap Value                        1.00         1.00        0.53        2.53         (0.03)       2.50
Mid Cap Growth                      0.75         1.00          --          --            --        2.25
Small Cap Growth                    1.00         1.00          --          --            --        2.60
Bank and Thrift                     0.72         1.00        0.23        1.95            --        1.95
Worldwide Growth                    1.00         1.00          --          --            --        2.50
International Core Growth           1.00         1.00          --          --            --        2.60
International Small Cap Growth      1.00         1.00          --          --            --        2.60
Emerging Countries                  1.25         1.00          --          --            --        2.90
Asia-Pacific Equity                 1.25         1.00        1.30        3.55         (0.80)       2.75
Government Securities Income        0.50         1.00        0.83        2.33         (0.08)       2.25
Strategic Income                    0.45         1.00          --          --            --        1.35
High Yield                          0.60         1.00        0.32        1.92         (0.17)       1.75
Balanced                            0.75         1.00          --          --            --        2.25
Convertible                         0.75         1.00          --          --            --        2.25

CLASS C3

                                                                    TOTAL ANNUAL
                                             DISTRIBUTION                FUND       FEE WAIVER
                                  ADVISORY    AND SERVICE   OTHER     OPERATING         BY         NET
FUND                                FEES     (12B-1) FEES  EXPENSES    EXPENSES      Adviser(2)  EXPENSES
----                                ----     ------------  --------    --------      ----------  --------
MagnaCap                            0.72%        1.00%       0.35%       2.07%           --        2.07%
LargeCap Leaders                    1.00         1.00        1.03        3.03         (0.53)%      2.50
Large Cap Growth                    0.75         1.00          --          --            --        2.25
MidCap Value                        1.00         1.00        0.53        2.53         (0.03)       2.50
Mid Cap Growth                      0.75         1.00          --          --            --        2.25
Small Cap Growth                    1.00         1.00          --          --            --        2.60
Worldwide Growth                    1.00         1.00          --          --            --        2.50
International Core Growth           1.00         1.00          --          --            --        2.60
International Small Cap Growth      1.00         1.00          --          --            --        2.60
Emerging Countries                  1.25         1.00          --          --            --        2.90
Government Securities Income        0.50         1.00        0.83        2.33         (0.08)       2.25
Strategic Income                    0.45         1.00          --          --            --        1.35
High Yield                          0.60         1.00        0.32        1.92         (0.17)       1.75
Balanced                            0.75         1.00          --          --            --        2.25
Convertible                         0.75         1.00          --          --            --        2.25

CLASS M
                                                                     TOTAL ANNUAL
                                             DISTRIBUTION                FUND       FEE WAIVER
                                  ADVISORY    AND SERVICE   OTHER     OPERATING         BY         NET
FUND                                FEES     (12B-1) FEES  EXPENSES    EXPENSES      Adviser(2)  EXPENSES
----                                ----     ------------  --------    --------      ----------  --------
MagnaCap                            0.72%        0.75%       0.35%       1.82%           --        1.82%
LargeCap Leaders                    1.00         0.75        1.03        2.78         (0.53)%      2.25
MidCap Value                        1.00         0.75        0.53        2.28         (0.03)       2.25
Asia-Pacific Equity                 1.25         0.75        1.30        3.30         (0.80)       2.50
Government Securities Income        0.50         0.75        0.83        2.08         (0.08)       2.00
High Yield                          0.60         0.75        0.32        1.67         (0.17)       1.50

----------
(1)  Shown as a ratio of expenses to average daily net assets.
(2) Pilgrim Investments has entered into expense limitation agreements with each of the funds except MagnaCap Fund, Bank and Thrift Fund and Government Securities Income Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to Pilgrim Investments within three years. The expense limit for each such Fund is shown as "Net Expenses." Pilgrim Investments has separately agreed to reimburse Government Securities Income Fund to the extent that total Fund operating expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and distribution fees in excess of 0.25%, exceed 1.50% of the Fund's average daily net asset on the first $40 million in net assets and 1.00% of average daily net assets in excess of $40 million.
(3) Because Class C shares are new for the MagnaCap, LargeCap Leaders, MidCap Value, Government Securities Income and High Yield Funds, their expenses are based on Class B expenses.

EXAMPLES

The hypothetical examples below show what your expenses would be if you invested $10,000 over the time frames indicated, assuming a 5% return each year, that you reinvest all distributions, and that operating expenses for each Fund remain the same. The example is for comparison only, and does not represent the Funds' actual expenses and returns, either past or future.

CLASS A

                                     Assuming you redeem at the
                                       end of each time period.            Assuming you do not redeem.
Fund                             1 year  3 years  5 years  10 years    1 year  3 years  5 years  10 years
----                             ------  -------  -------  --------    ------  -------  -------  --------
MagnaCap                         $706    $  984   $1,282    $2,127      $706   $  984    $1,282   $2,127
LargeCap Leaders                  743     1,094    1,469     2,519       743    1,094     1,469    2,519
Large Cap Growth                   --        --       --        --        --       --        --       --
MidCap Value                      743     1,094    1,469     2,519       743    1,094     1,469    2,519
Mid Cap Growth                     --        --       --        --        --       --        --       --
Small Cap Growth                   --        --       --        --        --       --        --       --
Convertible                        --        --       --        --        --       --        --       --
Bank and Thrift                   690       934    1,197     1,946       690      934     1,197    1,946
Worldwide Growth                   --        --       --        --        --       --        --       --
International Core Growth          --        --       --        --        --       --        --       --
International Small Cap Growth     --        --       --        --        --       --        --       --
Emerging Countries                 --        --       --        --        --       --        --       --
Asia-Pacific Equity               766     1,166    1,591     2,768       766    1,166     1,591    2,768
Government Securities Income      620       927    1,255     2,180       620      927     1,255    2,180
Strategic Income                   --        --       --        --        --       --        --       --
High Yield                        572       778    1,001     1,641       572      778     1,001    1,641
Balanced                           --        --       --        --        --       --        --       --

CLASS B
                                       Assuming you redeem at the
                                        end of each time period.          Assuming you do not redeem.
Fund                             1 year  3 years  5 years  10 years    1 year  3 years  5 years  10 years
----                             ------  -------  -------  --------    ------  -------  -------  --------
MagnaCap                         $710    $  949   $1,314    $2,221      $210     $649    $1,114   $2,221
LargeCap Leaders                  753     1,079    1,531     2,652       253      779     1,331    2,652
Large Cap Growth                   --        --       --        --        --       --        --       --
MidCap Value                      753     1,079    1,531     2,652       253      779     1,331    2,652
Mid Cap Growth                     --        --       --        --        --       --        --       --
Small Cap Growth                   --        --       --        --        --       --        --       --
Convertible                        --        --       --        --        --       --        --       --
Bank and Thrift                   698       912    1,252     2,080       198      612     1,052    2,080
Worldwide Growth                   --        --       --        --        --       --        --       --
International Core Growth          --        --       --        --        --       --        --       --
International Small Cap Growth     --        --       --        --        --       --        --       --
Emerging Countries                 --        --       --        --        --       --        --       --
Asia-Pacific Equity               778     1,153    1,654     2,900       278      853     1,454    2,900
Government Securities Income      728     1,003    1,405     2,396       228      703     1,205    2,396
Strategic Income                   --        --       --        --        --       --        --       --
High Yield                        678       851    1,149     1,864       178      551       949    1,864
Balanced                           --        --       --        --        --       --        --       --

CLASS C

                                       Assuming you redeem at the
                                        end of each time period.          Assuming you do not redeem.
Fund                             1 year  3 years  5 years  10 years    1 year  3 years  5 years  10 years
----                             ------  -------  -------  --------    ------  -------  -------  --------
MagnaCap                          $310     $649    $1,114   $2,400       $210    $649    $1,114    $2,400
LargeCap Leaders                   353      779     1,331    2,836        253     779     1,331     2,836
Large Cap Growth                    --       --        --       --         --      --        --        --
MidCap Value                       353      779     1,331    2,836        253     779     1,331     2,836
Mid Cap Growth                      --       --        --       --         --      --        --        --
Small Cap Growth                    --       --        --       --         --      --        --        --
Convertible                         --       --        --       --         --      --        --        --
Worldwide Growth                    --       --        --       --         --      --        --        --
International Core Growth           --       --        --       --         --      --        --        --
International Small Cap Growth      --       --        --       --         --      --        --        --
Emerging Countries                  --       --        --       --         --      --        --        --
Government Securities Income       328      703     1,205    2,585        228     703     1,205     2,585
Strategic Income                    --       --        --       --         --      --        --        --
High Yield                         278      551       949    2,062        178     551       949     2,062
Balanced                            --       --        --       --         --      --        --        --

CLASS M
                                       Assuming you redeem at the
                                        end of each time period.          Assuming you do not redeem.
Fund                             1 year  3 years  5 years  10 years    1 year  3 years  5 years  10 years
----                             ------  -------  -------  --------    ------  -------  -------  --------
MagnaCap                          $528   $  902    $1,301   $2,412      $528    $  902   $1,301   $2,412
LargeCap Leaders                   570    1,029     1,513    2,844       570     1,029    1,513    2,844
MidCap Value                       570    1,029     1,513    2,844       570     1,029    1,513    2,844
Asia-Pacific Equity                594    1,101     1,634    3,087       594     1,101    1,634    3,087
Government Securities Income       521      932     1,368    2,577       521       932    1,368    2,577
High Yield                         473      784     1,117    2,057       473       784    1,117    2,057

                                SHAREHOLDER GUIDE

CHOOSING A SHARE CLASS - PILGRIM PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from up to four separate classes of shares: Class A, Class B, Class C and Class M.

CLASS A

+    Front-end sales charge, as described below
+    Distribution and service (12b-1) fees of 0.25% to 0.35%.

CLASS B

+ No front-end sales charge; all your money goes to work for you right away. + Distribution and service (12b-1) fees of 1.00% o A contingent deferred sales charge, as described below.
+ Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

CLASS C

+    No front-end sales charge; all your money goes to work for you right away.
+    Distribution and service (12b-1) fees of 1.00%
+ A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
+ No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.
+    Not offered by Bank and Thrift Fund and Asia-Pacific Equity Fund.

CLASS M

+ Lower front-end sales charge than Class A, as described below o Distribution and service (12b-1) fees of 0.75%.
+ No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.
+ Offered only by MagnaCap Fund, LargeCap Leaders Fund, MidCap Value Fund, Asia-Pacific Equity Fund, Government Securities Income Fund and High Yield Fund.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares.

Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

SALES CHARGE CALCULATION

CLASS A

Class A shares of the funds are sold subject to the following sales charge.

                           EQUITY FUNDS, BALANCED FUND AND
                                  CONVERTIBLE FUND                    INCOME FUNDS
                         ---------------------------------   -------------------------------
                         AS A % OF THE    AS A % OF NET      AS A % OF THE     AS A % OF NET
YOUR INVESTMENT          OFFERING PRICE    ASSET VALUE        OFFERING PRICE    ASSET VALUE
---------------          --------------    -----------        --------------    -----------
Less than $50,000          5.75%              6.10%              4.75%             4.99%
$50,000 - $99,999          4.50%              4.71%              4.50%             4.71%
$100,000 - $249,999        3.50%              3.63%              3.50%             3.63%
$250,000 - $499,999        2.50%              2.56%              2.50%             2.56%
$500,000 - $1,000,000      2.00%              2.04%              2.00%             2.04%
$1,000,000 and over        See below                             See below

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                           PERIOD DURING WHICH
YOUR INVESTMENT                       CDSC                     CDSC APPLIES
---------------                       ----                     ------------
$1,000,000 to $2,499,999              1.00%                      2 years
$2,500,000 to $4,999,999              0.50%                      1 year
$5,000,000 and over                   0.25%                      1 year

However, Class A shares that were purchased in an amount of $1 million or more through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will be subject to a contingent deferred sales charge of 1% within one year from the date of purchase.

CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                   CDSC ON SHARES
YEARS AFTER PURCHASE                 BEING SOLD
--------------------                 ----------
1st year                                5%
2nd year                                4%
3rd year                                3%
4th year                                3%
5th year                                2%
6th year                                1%
After 6th year                          none

CLASS C DEFERRED SALES CHARGE

                                 CDSC ON SHARES
YEARS AFTER PURCHASE               BEING SOLD
--------------------               ----------
1st year                               1%
After 1st year                        none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

CLASS M

Class M shares of the funds are sold subject to the following sales charge.

                          MAGNACAP, LARGECAP LEADERS,
                               MIDCAP VALUE, AND             GOVERNMENT SECURITIES INCOME
                           ASIA-PACIFIC EQUITY FUNDS              AND HIGH YIELD FUNDS
                       --------------------------------     -------------------------------
                       AS A % OF THE      AS A % OF NET     AS A % OF THE     AS A % OF NET
YOUR INVESTMENT        OFFERING PRICE     ASSET VALUE       OFFERING PRICE    ASSET VALUE
---------------        --------------     -----------       --------------    -----------
Less than $50,000          3.50%              3.63%             3.25%             3.36%
$50,000 - $99,999          2.50%              2.56%             2.25%             2.30%
$100,000 - $249,999        1.50%              1.52%             1.50%             1.52%
$250,000 - $499,999        1.00%              1.01%             1.00%             1.01%
$500,000 and over          none               none              none              none

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

LETTER OF INTENT - lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

RIGHTS OF ACCUMULATION - lets you add the value of shares of any open-end Pilgrim Fund (excluding the Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

COMBINATION PRIVILEGE - shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.

See the Account Application or the Statement of Additional Information for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

+ redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

+ for Class B Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

+    mandatory distributions from a tax-deferred retirement plan or an IRA.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year.

SALES CHARGE WAIVERS. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the Statement of Additional Information.

PURCHASING SHARES

You may purchase shares by the following methods. The minimum initial investment in a Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in a Fund is $100.

         METHOD                       INITIAL INVESTMENT                     ADDITIONAL INVESTMENT
         ------                       ------------------                     ---------------------
By contacting your         +  An investment professional with an authorized firm can help you establish and
investment professional       maintain your account.

By mail                    +  Visit or consult an investment            +  Visit or consult an investment
                              professional                                 professional.

                           +  Make your check payable to the            +  Fill out the Account Additions form
                              Pilgrim Funds and mail it, along with        included on the bottom of your
                              a completed to the Fund and mail them        account statement along with your
                              Application. Please indicate your            check payable to the Fund and mail
                              investment professional on the New           them to the address on the account
                              Account Application                          statement.

                                                                        +  Remember to write your account number
                                                                           on the check.

By wire                    +  Call the Pilgrim Operations               +  Wire the funds in the same manner
                              Department at (800) 336-3436 to              described under "Initial Investment."
                              obtain an account number and indicate
                              your investment professional on the
                              account.

                           +  Instruct your bank to wire funds to
                              the Fund in the care of: Investors
                              Fiduciary Trust Co. ABA #101003621
                              Kansas City, MO credit to:
                              _______________ (the Fund) A/C
                              #751-8315; for further credit to:
                              Shareholder A/C #__________________
                              (A/C # you received over the
                              telephone) Shareholder Name:
                              ________________ (Your Name Here)

                           +  After wiring funds you must complete
                              the Account Application and send it
                              to: Pilgrim Funds P.O. Box 419368
                              Kansas City, MO 64141-6368

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. Pilgrim reserves the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees should you fail to maintain your account value at a minimum of $1,000.00 ($250.00 for IRA's).

RETIREMENT PLANS. The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company (`IFTC') acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. IFTC currently receives a $12 custodial fee annually for the maintenance of such accounts.

HOW TO REDEEM SHARES

You may redeem shares by the following methods:

           METHOD                              PROCEDURES
           ------                              ----------
By contacting Your       +  You may redeem by contacting your investment
investment                  professional. Investment Your professionals may
professional                charge for their services in connection with your
                            redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail                  +  Send a written request specifying the Fund name and
                            share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
                                    Pilgrim Funds
                                    P.O. Box 419368
                                    Kansas City, MO 64141-6368
                         +  If certificated shares have been issued, the
                            certificate must accompany the written request.
                         +  Corporate investors and other associations must have
                            an appropriate certification on file authorizing
                            redemptions. A suggested form of such certification is provided on the Account Application.
                         +  A signature guarantee may be required.

By Telephone --          +  You may redeem shares by telephone on all accounts
Expedited Redemption        other than retirement accounts, unless you check the
                            box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call the Shareholder Servicing
                            Agent at (800) 992-0180.
                         +  RECEIVING PROCEEDS BY CHECK:
                            +  You may have redemption proceeds (up to a maximum
                               of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.
                         +  RECEIVING PROCEEDS BY WIRE:
                            +  You may have redemption proceeds (subject to a
                               minimum of $5,000) wired to your
                               pre-designated bank account.
                            +  You will NOT be able to receive redemption
                               proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check.
                            +  Under normal circumstances, proceeds will be
                               transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made.
                            +  In the event that share certificates have been
                               issued, you may not request a wire redemption by telephone.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN. You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 to yourself, or to anyone else you properly designate, as long as the account has a current value of at least

$10,000. To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200, whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A or B shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

PAYMENTS. Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

TRANSACTION POLICIES

NET ASSET VALUE. The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. In other cases, securities are valued at their fair value as determined in good faith by the Board of Directors or Trustees, although the actual calculations will be made by persons acting under the supervision of the Board.

PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS. Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "Purchase of Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

EXCHANGES. You may exchange shares of a Fund for shares of the same class of any other Pilgrim Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long term investment and not as a short-term trading vehicle. The adviser may prohibit excessive exchanges (more than four per year). The adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days written notice to shareholders.

TELEPHONE ORDERS. The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges. The following table shows the distribution and service fees associated with investing in each class of shares.

                                                  DISTRIBUTION FEE   SERVICE FEE
CLASS A
  MagnaCap Fund                                         0.05%            0.25%
  LargeCap Leaders, MidCap Value, Bank and
    Thrift, Asia-Pacific Equity, Government
    Securities Income and High Yield Funds              0.00%            0.25%

  Large Cap Growth, Mid Cap Growth, Small
    Cap Growth, Convertible, International
    Core Growth, Worldwide Growth, International
    Small Cap Growth, Emerging Countries,
    Strategic Income and Balanced Funds                 0.10%            0.25%
CLASS B                                                 0.75%            0.25%
CLASS C                                                 0.75%            0.25%
CLASS M                                                 0.50%            0.25%


                             MANAGEMENT OF THE FUNDS

ADVISER

Pilgrim Investments, Inc. has overall responsibility for the management of the Funds. Pilgrim Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of ________, 1999, Pilgrim Investments managed over $__ billion in assets. Pilgrim Investments acquired certain assets of the previous adviser to the Funds in a transaction that closed on April 7, 1995. Pilgrim Investments is an indirect, wholly owned subsidiary of Pilgrim America Capital Corporation (NYSE: PFX). Through its subsidiaries, Pilgrim America Capital Corporation engages in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies and private accounts.

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

         FUND                                            ADVISORY FEE
         ----                                            ------------
         MagnaCap                                            0.72%
         LargeCap Leaders                                    1.00
         Large Cap Growth                                    0.751
         MidCap Value                                        1.00
         Mid Cap Growth                                      0.75
         Small Cap Growth                                    1.00
         Bank and Thrift                                     0.72
         Worldwide Growth                                    1.00
         International Core Growth                           1.00
         International Small Cap Growth                      1.00
         Emerging Countries                                  1.25
         Asia-Pacific Equity                                 1.25
         Government Securities Income                        0.50
         Strategic Income                                    0.452
         High Yield                                          0.60
         Balanced                                            0.75
         Convertible                                         0.75

(1) Large Cap Growth Fund has not had a full year of operations. The advisory fee for this Fund is 0.75% on the first $500 million of the Fund's average net assets, 0.675% on the next $500 million of average net assets, and 0.65% on average net assets in excess of $1 billion.

(2) Strategic Income Fund has not had a full year of operations. The advisory fee for this Fund is 0.45% on the first $500 million of the Fund's average net assets, 0.40% on the next $250 million of average net assets, and 0.35% on average net assets in excess of $750 million.

Pilgrim Investments directly manages the portfolios of the following Funds:

MAGNACAP FUND

This Fund is managed by a team led by Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager for Pilgrim Investments. Mr. Kornblue has served as a Portfolio Manager of MagnaCap Fund since 1989. The other individuals on the team are G. David Underwood, Anuradha Sahai and Robert M. Kloss.

LARGECAP LEADERS FUND

This Fund is managed by a team led by G. David Underwood, Vice President and Senior Portfolio Manager for Pilgrim Investments. Mr. Underwood is the Lead Portfolio Manager of LargeCap Leaders Fund. Prior to joining Pilgrim Investments in December, 1996, Mr. Underwood served as Director of Funds Management for First Interstate Capital Management. Mr. Underwood's prior experience includes a 10 year association with Integra Trust Company of Pittsburgh where he served as Director of Research and Senior Portfolio Manager. The other individuals on the team are Anuradha Sahai and Robert M. Kloss.

BANK AND THRIFT FUND

Carl Dorf, Senior Vice President and Senior Portfolio Manager of Bank and Thrift Fund has been managing the Fund's portfolio since January 1991, when he joined Pilgrim Investments' predecessor. Mr. Dorf is also a Senior Vice President of Pilgrim Investments.

STRATEGIC INCOME FUND

Robert K. Kinsey, [Title] of Pilgrim Investments, has served as a Portfolio Manager of Strategic Income Fund since ______, 1999. Mr. Kinsey manages Strategic Income Fund's assets that are invested in assets other than high yield debt securities. Prior to joining Pilgrim Investments, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Kevin G. Mathews, Senior Vice President and Senior Portfolio Manager of Pilgrim Investments, has served as a Portfolio Manager of Strategic Income Fund since ______, 1999. Mr. Mathews manages Strategic Income Fund's assets that are invested in high yield debt securities. Mr. Mathews has served as Portfolio Manager of High Yield Fund since June 1995, and also served as Portfolio Manager of Government Securities Income Fund from June 1995 through September 1996. Prior to joining Pilgrim Investments, Mr. Mathews was a Vice President and Senior Portfolio Manager with Van Kampen American Capital.

GOVERNMENT SECURITIES INCOME FUND

Robert K. Kinsey, whose background is described above, has served as Senior Portfolio Manager of Government Securities Income Fund since ______, 1999.

Charles G. Ullerich, Vice President of Pilgrim Investments, has served as a Portfolio Manager of Government Securities Income Fund since September 1996 and served as Assistant Portfolio Manager of that Fund from August 1995 to September 1996. Prior to joining Pilgrim Investments, Mr. Ullerich was Vice President of Treasury Services for First Liberty Bank of Macon, GA since 1991, where he was Portfolio Manager for a mortgage and treasury securities portfolio.

HIGH YIELD FUND

Kevin G. Mathews, whose background is described above, has served as Portfolio Manager of High Yield Fund since June 1995.

BALANCED FUND

Robert K. Kinsey, whose background is described above, has served as Portfolio Manager of the portion of Balanced Fund's assets that are invested in assets other than high yield debt securities and equity securities since ______, 1999. Kevin G. Mathews, whose background is described above, has served as Portfolio Manager of the high-yield debt portion of Balanced Fund's assets since ______, 1999. The equity portion of Balanced Fund has been managed by the team that manages LargeCap Leaders Fund, which is described above, since _____, 1999.

SUB-ADVISERS

For the following Funds, Pilgrim Investments has engaged Sub-Advisers to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers are among the most respected institutional investment advisers in the world, and have been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

LARGE CAP GROWTH FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, INTERNATIONAL CORE GROWTH FUND, WORLDWIDE GROWTH FUND, INTERNATIONAL SMALL CAP GROWTH FUND, EMERGING COUNTRIES FUND AND CONVERTIBLE FUND

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT (NACM). Founded in 1984, NACM manages over $30 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. Each of the Funds listed above is managed by a team of portfolio managers and analysts employed by NACM.

MIDCAP VALUE FUND

CRAMER ROSENTHAL MCGLYNN, LLC. (CRM). CRM's predecessor was founded in 1973 to manage portfolios for a select number of high net worth individuals and their related foundations, endowment funds, pension plans and other entities, and CRM currently manages approximately $4 billion for more than 200 individual and institutional clients. The three founding principals of CRM have each spent over 35 years in the investment business. The firm has managed investments in small and middle capitalization companies for 25 years. Accounts managed by Cramer Rosenthal own in the aggregate approximately 17% of the outstanding voting securities of Pilgrim.

Gerald B. Cramer, Chairman of CRM, Edward D. Rosenthal, Vice Chairman of CRM, Ronald H. McGlynn, Manager, President and Chief Executive Officer of CRM, Jay B. Abramson, Executive Vice President and Director of Research of CRM, and Michael Prober, Portfolio Manager and Research Analyst, are primarily responsible for portfolio management of MidCap Value Fund. Messrs. Cramer, Rosenthal and McGlynn founded CRM's predecessor in 1973. Mr. Abramson has been with CRM or its predecessor for 13 years. Mr. Prober has been with CRM for 6 years.

ASIA-PACIFIC EQUITY FUND

HSBC ASSET MANAGEMENT AMERICAS INC. and HSBC ASSET MANAGEMENT HONG KONG LIMITED (collectively, HSBC) serve jointly as Sub-Adviser to Asia-Pacific Equity Fund. The firms are part of HSBC Asset Management, the global investment advisory and fund management business unit of HSBC Holdings plc (founded as the Hong Kong and Shanghai Banking Corporation in 1865) which, with headquarters in London, is one of the world's largest banking and financial organizations. HSBC Asset Management manages over approximately $49 billion of assets worldwide for a wide variety of institutional, retail and private clients. HSBC Asset Management has advisory operations in Hong Kong and Singapore, among other locations. Its parent company has over a century of operations in local economies throughout the Asia-Pacific region.

Fredric Lutcher III, Managing Director, Chief Financial Officer, HSBC Americas, Ian Burden, Chief Investment Officer, HSBC Hong Kong, and Man Wing Chung, Director, HSBC Hong Kong, are primarily responsible for portfolio management of Asia-Pacific Equity Fund. Mr. Lutcher joined HSBC in 1997, and has over 20 years of investment experience. Prior to joining HSBC, Mr. Lutcher was with Merrill Lynch Asset Management. Mr. Burden has been with HSBC for 17 years, and has 24 years investment experience. Mr. Chung has been with HSBC for 5 years, and has 10 years investment experience.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:

ANNUALLY               SEMI-ANNUALLY   QUARTERLY    MONTHLY
--------               -------------   ---------    -------
LargeCap Leaders         MagnaCap      Balanced     Strategic Income Fund
Large Cap Growth                       Convertible  Government Securities Income
MidCap Value                                        High Yield
Mid Cap Growth
Small Cap Growth
Bank and Thrift
International Core
  Growth
Worldwide Growth
Asia-Pacific Equity
International Small
  Cap Growth
Emerging Countries

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C or M shares of a Fund invested in another Pilgrim Fund which offers the same class shares. If you are a shareholder of Pilgrim Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end Pilgrim Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              YEAR 2000 COMPLIANCE

Like other financial organizations, the Funds could be adversely affected if the computer systems used by the Investment Manager and the Funds' other service providers do not properly process and calculate date-related information after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Pilgrim Investments is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. It is not anticipated that the Funds will directly bear any material costs associated with Pilgrim Investments' and the Funds' other service providers efforts to become Year 2000 compliant. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Funds or on global markets or economies, generally.

                          MORE INFORMATION ABOUT RISKS

A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information.

Many of the investment techniques and strategies discussed in this prospectus and in the Statement of Additional Information are discretionary, which means that the adviser or sub-adviser can decide whether to use them or not. The adviser or sub-adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement;

higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter in to foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions or to help protect Fund assets against adverse changes in foreign currency exchange rates. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKET INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

HIGH YIELD SECURITIES. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

INTERESTS IN LOANS. Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

                              INVESTMENT TECHNIQUES

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. Each Fund may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A Reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund `pairs-off' the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE   INVESTMENT   LIMITATIONS   Unless  otherwise   stated,   percentage
limitations in this prospectus apply at the time of investment.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditor, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                             Pilgrim MagnaCap Fund

For the fiscal years ended June 30, 1998, 1997, 1996 and 1995, the information in the table below has been audited by KPMG LLP, independent auditors. The six month period ended December 31, 1998 is unaudited. For all periods ending prior to July 1, 1994, the financial information was audited by another independent auditor.

                                                                           CLASS A
                                     -------------------------------------------------------------------------
                                        Six Months
                                          Ended                          Year Ended June 30,
                                       December 31,    -------------------------------------------------------
                                     1998 (Unaudited)    1998       1997        1996        1995(a)      1994
                                     ----------------    ----       ----        ----        -------      ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period    $  17.07      $  15.92    $  16.69    $  14.03    $  12.36    $  12.05
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)               0.03          0.04        0.10        0.09        0.12        0.15
--------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
  gains on investments                      0.84          3.02        4.16        2.87        2.29        0.89
--------------------------------------------------------------------------------------------------------------
  Total from investment operations          0.87          3.06        4.26        2.96        2.41        1.04
--------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                      0.03          0.04        0.10        0.06        0.14        0.14
--------------------------------------------------------------------------------------------------------------
 In excess of net investment income         0.01          0.02        0.02          --          --          --
--------------------------------------------------------------------------------------------------------------
 Realized gains on investments              0.84          1.85        4.91        0.24        0.60        0.59
--------------------------------------------------------------------------------------------------------------
 In excess of realized gains on
  investments                               0.78            --          --          --          --          --
--------------------------------------------------------------------------------------------------------------
  Total distributions                       1.66          1.91        5.03        0.30        0.74        0.73
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $  16.28      $  17.07    $  15.92    $  16.69    $  14.03    $  12.36
==============================================================================================================
TOTAL RETURN(c):                            5.68%        20.53%      30.82%      21.31%      20.61%       9.13%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $350,703      $348,759    $290,355    $235,393    $211,330    $190,435
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   1.34%(d)      1.37%       1.46%       1.68%       1.59%       1.53%
--------------------------------------------------------------------------------------------------------------
 Net investment income                      0.36%(d)      0.29%       0.64%       0.54%       0.98%       1.16%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       31%           53%         77%         15%         6%          7%
--------------------------------------------------------------------------------------------------------------

(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)   Commencement of offering of shares.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(d)   Annualized.

                          CLASS B                                                 CLASS M
-------------------------------------------------------     -----------------------------------------------------
    Six Months         Year         Year      July 17,         Six Months         Year        Year      July 17,
      Ended            Ended        Ended    1995(b) to          Ended            Ended       Ended    1995(b) to
   December 31,      June 30,     June 30,    June 30,        December 31,      June 30,    June 30,    June 30,
 1998 (Unaudited)      1998         1997        1996        1998 (Unaudited)      1998        1997        1996
 ----------------    --------     --------   ----------     ----------------    --------    --------   ----------

    $ 16.86          $ 15.81      $ 16.59      $ 14.22           $ 16.95        $ 15.87      $16.63      $14.22
-----------------------------------------------------------------------------------------------------------------

      (0.01)           (0.04)          --         0.06                --             --        0.02        0.08
-----------------------------------------------------------------------------------------------------------------

       0.80             2.97         4.13         2.61              0.82           2.98        4.16        2.63
-----------------------------------------------------------------------------------------------------------------
       0.79             2.93         4.13         2.67              0.82           2.98        4.18        2.71
-----------------------------------------------------------------------------------------------------------------

         --               --           --         0.06                --             --        0.02        0.06
-----------------------------------------------------------------------------------------------------------------
         --             0.03           --           --                --           0.05        0.01          --
-----------------------------------------------------------------------------------------------------------------
       0.80             1.85         4.91         0.24              0.82           1.85        4.91        0.24
-----------------------------------------------------------------------------------------------------------------

       0.82               --           --           --              0.80             --          --          --
-----------------------------------------------------------------------------------------------------------------
       1.62             1.88         4.91         0.30              1.62           1.90        4.94        0.30
-----------------------------------------------------------------------------------------------------------------
    $ 16.03          $ 16.86      $ 15.81      $ 16.59           $ 16.15        $ 16.95      $15.87      $16.63
=================================================================================================================
       5.28%           19.76%       29.92%       18.98%             5.43%         20.00%      30.26%      19.26%
-----------------------------------------------------------------------------------------------------------------

    $94,968          $77,787      $37,427      $10,509           $15,247        $14,675      $6,748      $1,961
-----------------------------------------------------------------------------------------------------------------

       2.04%(d)         2.07%        2.16%        2.38%(d)          1.79%(d)       1.82%       1.91%       2.13%(d)
-----------------------------------------------------------------------------------------------------------------
      (0.34)%(d)       (0.41)%      (0.04)%       0.07%(d)         (0.09)%(d)     (0.16)%      0.22%       0.32%(d)
-----------------------------------------------------------------------------------------------------------------
         31%              53%          77%          15%               31%            53%         77%         15%
-----------------------------------------------------------------------------------------------------------------

                         Pilgrim LargeCap Leaders Fund*

The information in the table below has been audited by KPMG LLP, independent auditors with the exception of the six month period ended December 31, 1998 which is unaudited.

                                                                       Class A
                                          -------------------------------------------------------
                                             Six Months                                Ten Months
                                               Ended          Year Ended June 30,       Ended
                                            December 31,   ------------------------    June 30,
                                          1998 (Unaudited)   1998            1997       1996 (a)
                                          ----------------   ----            ----       --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $14.70       $ 14.17          $11.77        $10.00
------------------------------------------------------------------------------------------------
Income from investment operations
 Net investment income (loss)                  (0.12)         0.01            0.06          0.07
------------------------------------------------------------------------------------------------
 Net realized and unrealized
  gains on investments                          1.31          2.30            2.63          1.87
------------------------------------------------------------------------------------------------
  Total from investment operations              1.19          2.31            2.69          1.94
------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                            --            --              --          0.07
------------------------------------------------------------------------------------------------
 In excess of net investment income               --            --            0.05          0.01
------------------------------------------------------------------------------------------------
 Realized gains on investments                  0.10          1.59            0.24          0.09
------------------------------------------------------------------------------------------------
 In excess of realized gains on
  investments                                     --          0.19              --            --
------------------------------------------------------------------------------------------------
  Total distributions                           0.10          1.78            0.29          0.17
------------------------------------------------------------------------------------------------
Net asset value, end of period                $15.79       $ 14.70          $14.17        $11.77
================================================================================================
TOTAL RETURN(b):                                8.15%       17.71%           23.24%        19.56%
------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)             $7,005       $ 7,606          $8,961        $2,530
------------------------------------------------------------------------------------------------
Ratios to average net assets:
 Net expenses after expense
  reimbursement (c)                             1.75%(d)      1.75%           1.75%         1.75%(d)
------------------------------------------------------------------------------------------------
 Net investment income (loss) after
  expense reimbursement (c)                    (0.34)%(d)     0.03%           0.41%         0.65%(d)
------------------------------------------------------------------------------------------------
 Gross expenses prior to expense
  reimbursement (c)                             2.26%(d)      2.28%           2.33%         5.44%(d)
------------------------------------------------------------------------------------------------
 Net investment income (loss) prior to
  expense reimbursement (c)                    (0.82)%(d)    (0.50)%         (0.18)%       (3.04)%(d)
------------------------------------------------------------------------------------------------
Portfolio turnover rate                           70%           78%             86%           59%
------------------------------------------------------------------------------------------------

(a)   The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c) The Manager has voluntarily agreed to limit other expenses excluding distribution fees, interest, taxes, brokerage and extraordinary expenses to 1.50% for all classes of shares.
(d)   Annualized.
* Effective November 1, 1997, Pilgrim Investments, Inc. assumed the portfolio investment responsibilities of the Fund from ARK Asset Management Company, Inc.

                   Class B                                                 Class M
--------------------------------------------------   ------------------------------------------------
   Six Months                           Ten Months     Six Months                          Ten Months
    Ended          Year Ended June 30,    Ended         Ended         Year Ended June 30,    Ended
  December 31,   ----------------------  June 30,     December 31,   ---------------------  June 30,
1998 (Unaudited)    1998          1997   1996 (a)   1998 (Unaudited)   1998          1997   1996 (a)
----------------    ----          ----   --------   ----------------   ----          ----   --------

   $ 14.44       $ 14.04       $ 11.71    $10.00        $14.55       $ 14.10        $11.73    $10.00
   -------------------------------------------------------------------------------------------------

     (0.18)        (0.10)        (0.02)     0.06         (0.17)        (0.07)           --      0.06
   -------------------------------------------------------------------------------------------------

      1.28          2.28          2.59      1.81          1.31          2.30          2.62      1.83
   -------------------------------------------------------------------------------------------------
      1.10          2.18          2.57      1.87          1.14          2.23          2.62      1.89
   -------------------------------------------------------------------------------------------------

        --            --            --      0.06            --            --            --      0.06
   -------------------------------------------------------------------------------------------------
        --            --            --      0.01            --            --          0.01      0.01
   -------------------------------------------------------------------------------------------------
      0.10          1.59          0.24      0.09          0.10          1.59          0.24      0.09
   -------------------------------------------------------------------------------------------------

        --          0.19            --        --            --          0.19            --        --
   -------------------------------------------------------------------------------------------------
      0.10          1.78          0.24      0.16          0.10          1.78          0.25      0.16
   -------------------------------------------------------------------------------------------------
   $ 15.44       $ 14.44       $ 14.04    $11.71        $15.59       $ 14.55        $14.10    $11.73
   =================================================================================================
      7.68%       16.91%         22.23%    18.85%         7.90%       17.20%         22.58%    19.06%
   -------------------------------------------------------------------------------------------------

   $15,660       $15,605       $13,611    $1,424        $5,459       $ 5,533        $4,719    $1,240
   -------------------------------------------------------------------------------------------------


      2.50%(d)      2.50%         2.50%     2.50%(d)      2.25%(d)      2.25%         2.25%     2.25%(d)
   -------------------------------------------------------------------------------------------------

    (1.09)%(d)     (0.72)%       (0.35)%   (0.25)%(d)    (0.84)%(d)    (0.47)%       (0.10)%    0.06%(d)
   -------------------------------------------------------------------------------------------------

      3.01%(d)      3.03%         3.08%     5.79%(d)      2.76%(d)      2.78%         2.83%     5.90%(d)
   -------------------------------------------------------------------------------------------------

    (1.57)%(d)     (1.25)%       (0.91)%   (3.59)%(d)    (1.32)%(d)    (1.00)%       (0.68)%   (3.59)%(d)
   -------------------------------------------------------------------------------------------------
      70%             78%           86%       59%           70%           78%           86%       59%
   -------------------------------------------------------------------------------------------------

                         Pilgrim Large Cap Growth Fund

For periods prior to July 24, 1998, the information shown below for each class is based upon the performance of that class' predecessor portfolio. The figures have been audited by ____________________. Please read in conjunction with the Trust's 1999 Annual Report.

                                                            Class A
                                                   -------------------------
                                                     Year           July 21,
                                                     Ended           1997 to
                                                   March 31,        March 31,
                                                     1999             1998
                                                   ---------        ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $ 12.50
----------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                          (0.03)
----------------------------------------------------------------------------
 Net realized and unrealized gains (losses)
 on securities and foreign currency                                     3.29
----------------------------------------------------------------------------
Total from investment operations                                     $  3.26
----------------------------------------------------------------------------
Less distributions from:
 Net investment income                                                    --
----------------------------------------------------------------------------
 Net realized capital gains                                            (0.03)
----------------------------------------------------------------------------
Net asset value, end of period                                       $ 15.73
============================================================================
TOTAL RETURN+:                                                         62.35%(a)
----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000's)                                   $ 4,742
----------------------------------------------------------------------------
Ratio of expenses to average net assets, after
expense reimbursement++                                                 1.60%*
----------------------------------------------------------------------------
Ratio of expenses to average net assets, before
expense reimbursement++                                                 4.70%*
----------------------------------------------------------------------------
Ratio of net investment income (loss) to average
net assets, after expense reimbursement++                              (0.87)%*
----------------------------------------------------------------------------
Ratio of net investment income (loss) to average
net assets, before expense reimbursement++                             (3.96)%*
----------------------------------------------------------------------------
Portfolio turnover**                                                  305.78%
----------------------------------------------------------------------------

*     Annualized
** For corresponding Series of the predecessor Master Trust + Computations do not reflect the Portfolio's sales charges
++    Includes expenses allocated from the predecessor Master Trust
(a) Total return has been linked to the inception of the Institutional Class and adjusted to reflect the difference in expenses. Had the return not been linked total return for the fiscal year ended March 31, 1998 would have been 26.11%, 25.38% and 25.62%, respectively, for Class A, B and C shares.

      Class B                    Class C
---------------------     ---------------------
  Year      July 21,        Year      July 21,
  Ended      1997 to        Ended      1997 to
March 31,   March 31,     March 31,   March 31,
  1999        1998          1999        1998
---------   ---------     ---------   ---------

            $  12.50                  $  12.50
----------------------------------------------

               (0.07)                    (0.05)
----------------------------------------------

                3.24                      3.24
----------------------------------------------
            $   3.17                  $   3.19
----------------------------------------------

                  --                        --
----------------------------------------------
               (0.03)                    (0.06)
----------------------------------------------
            $  15.64                  $  15.63
==============================================
               61.08%(a)                 61.38%(a)
----------------------------------------------

            $  3,187                  $    960
----------------------------------------------

              2.25%*                    2.25%*
----------------------------------------------

              4.78%*                    7.79%*
----------------------------------------------

               (1.36)%*                  (1.49)%*
----------------------------------------------

               (3.88)%*                  (7.03)%*
----------------------------------------------
             305.78%                   305.78%
----------------------------------------------

                           Pilgrim MidCap Value Fund

The information in the table below has been audited by KPMG LLP, independent auditors with the exception of the six month period ended December 31, 1998, which is unaudited.

                                                       CLASS A
                                     -------------------------------------------------
                                       Six Months                           Ten Months
                                         Ended        Year Ended June 30,     Ended
                                      December 31,   --------------------    June 30,
                                    1998 (Unaudited)   1998          1997    1996(a)
                                    ----------------   ----          ----    -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period    $ 16.79      $ 14.64       $ 11.99    $10.00
------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)             (0.03)       (0.07)        (0.02)     0.13
------------------------------------------------------------------------------------
 Net realized and unrealized gains
  (losses) on investments                 (0.54)        2.71          2.85      1.91
------------------------------------------------------------------------------------
  Total from investment operations        (0.57)        2.64          2.83      2.04
------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                       --           --            --      0.05
------------------------------------------------------------------------------------
 In excess of net investment income          --           --          0.07        --
------------------------------------------------------------------------------------
 Realized gains on investments               --         0.49          0.11        --
------------------------------------------------------------------------------------
 In excess of realized gains on
  investments                              1.17           --            --        --
------------------------------------------------------------------------------------
  Total distributions                      1.17         0.49          0.18      0.05
------------------------------------------------------------------------------------
Net asset value, end of period          $ 15.05      $ 16.79       $ 14.64    $11.99
====================================================================================
TOTAL RETURN(b):                          (2.92)%      18.40%        23.89%    20.48%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $22,899      $27,485       $16,985    $2,389
------------------------------------------------------------------------------------
Ratios to average net assets:
 Net expenses after expense
  reimbursement (c)                        1.75%(d)     1.75%         1.75%     1.75%(d)
------------------------------------------------------------------------------------
 Net investment income (loss) after
  expense reibursement (c)                (0.27)%(d)   (0.53)%       (0.13)%    2.00%(d)
------------------------------------------------------------------------------------
 Gross expenses prior to expense
  reimbursement (c)                        1.86%(d)     1.78%         1.94%     4.91%(d)
------------------------------------------------------------------------------------
 Net investment income (loss) prior
  to expense reimbursement (c)            (0.38)%(d)   (0.57)%       (0.32)%   (1.17)%(d)
------------------------------------------------------------------------------------
Portfolio turnover rate                      50%          85%           86%       60%
------------------------------------------------------------------------------------

(a)   The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c) The Manager has voluntarily agreed to limit other expenses excluding distribution fees, interest, taxes, brokerage and extraordinary expenses to 1.50% for all classes of shares.
(d)   Annualized.

                    CLASS B                                                  CLASS M
-------------------------------------------------    ------------------------------------------------
  Six Months                           Ten Months      Six Months                          Ten Months
    Ended         Year Ended June 30,     Ended          Ended        Year Ended June 30,     Ended
 December 31,   -----------------------  June 30,     December 31,    -------------------    June 30,
998 (Unaudited)   1998          1997     1996(a)    1998 (Unaudited)   1998          1997    1996(a)
---------------   ----          ----     -------    ----------------   ----          ----    -------

   $ 16.47      $ 14.49       $ 11.94     $10.00        $ 16.52      $ 14.49       $11.93    $ 10.00
----------------------------------------------------------------------------------------------------

     (0.07)       (0.18)        (0.05)      0.07          (0.05)       (0.15)       (0.03)      0.06
----------------------------------------------------------------------------------------------------

     (0.55)        2.65          2.76       1.90          (0.55)        2.67         2.76       1.91
----------------------------------------------------------------------------------------------------
     (0.62)        2.47          2.71       1.97          (0.60)        2.52         2.73       1.97
----------------------------------------------------------------------------------------------------

        --           --            --       0.03             --           --           --       0.04
----------------------------------------------------------------------------------------------------
        --           --          0.05         --             --           --         0.06         --
----------------------------------------------------------------------------------------------------
        --         0.49          0.11         --             --         0.49         0.11         --
----------------------------------------------------------------------------------------------------

      1.17           --            --         --           1.17           --           --         --
----------------------------------------------------------------------------------------------------
      1.17         0.49          0.16       0.03           1.17         0.49         0.17       0.04
----------------------------------------------------------------------------------------------------
   $ 14.68      $ 16.47       $ 14.49     $11.94        $ 14.75      $ 16.52        14.49      11.93
====================================================================================================
     (3.28)%      17.40%        22.95%     19.80%         (3.15)%      17.76%       23.21%    19.82%
----------------------------------------------------------------------------------------------------

   $37,168      $40,575       $23,258     $2,123        $12,198      $13,232       $8,378    $ 1,731
----------------------------------------------------------------------------------------------------


      2.50%(d)     2.50%         2.50%      2.50%(d)       2.25%(d)     2.25%        2.25%      2.25%(d)
----------------------------------------------------------------------------------------------------

     (1.02)%(d)   (1.28)%       (0.90)%     1.27%(d)      (0.77)%(d)   (1.03)%      (0.63)%    (1.16)%(d)
----------------------------------------------------------------------------------------------------

      2.61%(d)     2.53%         2.69%      5.32%(d)       2.36%(d)     2.28%        2.44%      4.72%(d)
----------------------------------------------------------------------------------------------------

     (1.13)%(d)   (1.31)%       (1.11)%    (1.56)%(d)     (0.88)%(d)   (1.07)%      (0.84)%    (1.32)%(d)
----------------------------------------------------------------------------------------------------
        50%          85%           86%        60%            50%          85%          86%        60%
----------------------------------------------------------------------------------------------------

                          Pilgrim Mid Cap Growth Fund

For periods prior to July 24, 1998, the information shown below for each class is based upon the performance of that class' predecessor portfolio. The figures have been audited by ____________________ with respect to the fiscal year ended March 31, 1999 and the prior three fiscal years, by another independent auditor with respect to commencement of operation through March 31, 1995. Please read in conjunction with the Trust's 1999 Annual Report.

                                                             Class A
                                           ----------------------------------------------

                                                            Year Ended March 31,
                                           ----------------------------------------------
                                             1999      1998     1997       1996      1995
                                             ----      ----     ----       ----      ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 16.80   $ 18.37   $ 13.61   $ 13.25
------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                          (0.14)    (0.17)    (0.18)    (0.10)
------------------------------------------------------------------------------------------
 Net realized and unrealized gains (losses)
  on securities and foreign currency                    6.50      0.57      4.94      0.46
------------------------------------------------------------------------------------------
Total from investment operations                        6.36      0.40      4.76      0.36
------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                    --        --        --        --
------------------------------------------------------------------------------------------
 Realized capital gains                                (4.53)    (1.97)       --        --
------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 18.63   $ 16.80   $ 18.37   $ 13.61
==========================================================================================
TOTAL RETURN+:                                         41.81%     1.09%   35.07%      2.72%
------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $90,619   $76,108   $77,275   $65,292
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
 after expense reimbursement++                          1.57%     1.60%     1.58%     1.59%
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
 before expense reimbursement++                         1.66%     1.56%     1.56%     1.63%
------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets, after expense
 reimbursement++                                       (1.33)%   (1.05)%   (0.91)%   (0.66)%
------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets, before expense
 reimbursement++                                       (1.41)%   (1.01)%   (0.89)%   (0.70)%
------------------------------------------------------------------------------------------
Portfolio turnover**                                  199.54%   153.20%   114.48%    98.09%
------------------------------------------------------------------------------------------

*     Annualized
** For corresponding Series of the predecessor Master Trust + Computations do not reflect the Portfolio's sales charges
++    Includes expenses allocated from the predecessor Master Trust

                    Class B                                   Class C
----------------------------------------  ----------------------------------------------
                                May 31,
   Year Ended March 31,        1995 to                   Year Ended March 31,
---------------------------    March 31,  ----------------------------------------------
 1999      1998        1997      1996     1999      1998       1997      1996       1995
 ----      ----        ----      ----     ----      ----       ----      ----       ----

        $ 16.33     $ 16.25    $ 12.50           $  16.48   $  18.06   $  13.45   $  13.18
------------------------------------------------------------------------------------------

          (0.25)      (0.17)     (0.09)             (0.28)     (0.32)     (0.27)     (0.17)
------------------------------------------------------------------------------------------

           6.74        0.25       3.84               6.26       0.62       4.88       0.44
------------------------------------------------------------------------------------------
           6.49        0.08       3.75               5.98       0.30       4.61       0.27
------------------------------------------------------------------------------------------

             --          --         --                 --         --         --         --
------------------------------------------------------------------------------------------
          (1.27)         --         --              (5.31)     (1.88)        --         --
------------------------------------------------------------------------------------------
        $ 21.55     $ 16.33    $ 16.25           $  17.15   $  16.48   $  18.06   $  13.45
==========================================================================================
          40.84%      (0.49)%    30.00%            40.95%       0.56%    34.28%       2.05%
------------------------------------------------------------------------------------------

        $46,806     $29,002    $11,186           $166,849   $157,501   $177,461   $143,390
------------------------------------------------------------------------------------------

           2.22%       2.25%    2.22%*               2.27%      2.14%      2.14%      2.24%
------------------------------------------------------------------------------------------

           2.21%       2.66%    3.39%*               2.33%      2.17%      2.14%      2.24%
------------------------------------------------------------------------------------------


          (1.99)%     (1.69)%    (1.61)%*           (2.01)%    (1.59)%    (1.47)%    (1.30)%
------------------------------------------------------------------------------------------


          (1.98)%     (2.10)%    (2.77)%*           (2.07)%    (1.62)%    (1.47)%    (1.30)%
------------------------------------------------------------------------------------------
         199.54%     153.20%    114.48%            199.54%    153.20%    114.48%     98.09%
------------------------------------------------------------------------------------------

                         Pilgrim Small Cap Growth Fund

For periods prior to July 24, 1998, the information shown below for each class is based upon the performance of that class' predecessor portfolio. The figures have been audited by ____________________ with respect to the fiscal year ended March 31, 1999 and the prior three fiscal years, by another independent auditor with respect to commencement of operation through March 31, 1995. Please read in conjunction with the Trust's 1999 Annual Report.

                                                                  Class A
                                             ------------------------------------------------

                                                            Year Ended March 31,
                                             -----------------------------------------------
                                             1999      1998      1997       1996       1995
                                             ----      ----      ----       ----       ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $  15.15   $  17.93   $  13.06   $  12.10
---------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                          (0.08)     (0.22)     (0.20)     (0.16)
---------------------------------------------------------------------------------------------
 Net realized and unrealized gains (losses)
  on securities and foreign currency                    6.91      (0.66)      5.09       1.12
---------------------------------------------------------------------------------------------
Total from investment operations                        6.83      (0.88)      4.89       0.96
---------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                    --         --         --         --
---------------------------------------------------------------------------------------------
 Realized capital gains                                (2.23)     (1.90)     (0.02)        --
---------------------------------------------------------------------------------------------
Net asset value, end of period                      $  19.75   $  15.15   $  17.93   $  13.06
=============================================================================================
TOTAL RETURN+:                                         46.32%     (6.26)%    37.48%      7.93%
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $201,943   $121,742   $138,155   $106,725
---------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
 after expense reimbursement++                          1.89%      1.72%      1.74%      1.86%
---------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
 before expense reimbursement++                         1.90%      1.72%      1.74%      1.84%
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets, after expense
 reimbursement++                                       (1.85)%    (1.26)%    (1.20)%    (1.27)%
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets, before expense
 reimbursement++                                       (1.86)%    (1.26)%    (1.20)%    (1.25)%
---------------------------------------------------------------------------------------------
Portfolio turnover**                                   91.66%    112.90%    129.59%    100.46%
---------------------------------------------------------------------------------------------

*     Annualized
** For corresponding Series of the predecessor Master Trust + Computations do not reflect the Portfolio's sales charges
++    Includes expenses allocated from the predecessor Master Trust

              Class B                                     Class C
--------------------------------------  ----------------------------------------
                              May 31,
   Year Ended March 31,      1995 to                 Year Ended March 31,
--------------------------   March 31,  ----------------------------------------
 1999      1998       1997     1996        1998       1997       1996       1995
 ----      ----       ----     ----        ----       ----       ----       ----

         $ 15.51   $ 16.69   $ 12.50    $  14.69   $  17.62   $  12.96   $  12.07
---------------------------------------------------------------------------------

           (0.27)    (0.21)    (0.14)      (0.38)     (0.31)     (0.29)     (0.22)
---------------------------------------------------------------------------------

            7.29     (0.97)     4.33        6.84      (0.63)      5.03       1.11
---------------------------------------------------------------------------------
            7.02     (1.18)     4.19        6.46      (0.94)      4.74       0.89
---------------------------------------------------------------------------------

              --        --        --          --         --         --         --
---------------------------------------------------------------------------------
              --        --        --       (2.53)     (1.99)     (0.08)        --
---------------------------------------------------------------------------------
         $ 22.53   $ 15.51   $ 16.69    $  18.62   $  14.69   $  17.62   $  12.96
=================================================================================
           45.26%    (7.07)%   33.52%      45.40%     (6.81)%    37.18%      7.37%
---------------------------------------------------------------------------------

         $55,215   $28,030   $13,626    $225,025   $182,907   $207,332   $157,292
---------------------------------------------------------------------------------

            2.62%     2.61%   2.58%*        2.57%      2.35%      2.35%      2.44%
---------------------------------------------------------------------------------

            2.63%     2.73%   3.26%*        2.59%      2.35%      2.35%      2.44%
---------------------------------------------------------------------------------


           (2.59)%   (2.13)%   (2.09)%*    (2.53)%    (1.89)%    (1.81)%    (1.85)%
---------------------------------------------------------------------------------


           (2.60)%   (2.25)%   (2.76)%*    (2.55)%    (1.89)%    (1.81)%    (1.85)%
---------------------------------------------------------------------------------
           91.66%   112.90%   129.59%      91.66%    112.90%    129.59%    100.46%
---------------------------------------------------------------------------------

                          Pilgrim Bank and Thrift Fund

For the six-month period ended June 30, 1998 and the years ended December 31, 1997, 1996, and 1995, the information in the table below, with the exception of the information in the row labeled "Total Investment Return at Net Asset Value" for periods prior to January 1, 1997, have been audited by KPMG LLP, independent auditors. The six month period ended December 31, 1998 is unaudited. For all periods ending prior to December 31, 1995, the financial information, with the exception of the information in the row

                                                               Class A
                                       -----------------------------------------------------------
                                           Six Months Ended
                                       -------------------------       Year Ended December 31,
                                         December 31,   June 30,  --------------------------------
                                       1998 (Unaudited)   1998*     1997    1996    1995(b)   1994
                                       ----------------   -----     ----    ----    -------   ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year         $27.52        $25.87    $ 17.84  $ 14.83  $ 10.73  $11.87
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income                       0.15          0.11       0.34     0.32     0.31    0.26
----------------------------------------------------------------------------------------------------
 Net realized and unrealized gains
  (losses) on investments                   (2.31)         1.54      10.83     5.18     4.78   (0.53)
----------------------------------------------------------------------------------------------------
Total from investment operations            (2.16)         1.65      11.17     5.50     5.09   (0.27)
----------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                       0.15            --       0.31     0.32     0.31    0.22
----------------------------------------------------------------------------------------------------
 In excess of net investment income          0.03            --         --     0.03     0.03      --
----------------------------------------------------------------------------------------------------
 Realized capital gains                        --            --       2.65     2.14     0.65    0.65
----------------------------------------------------------------------------------------------------
 In excess of net realized
  capital gains                              0.56            --         --       --       --      --
----------------------------------------------------------------------------------------------------
 Tax return of capital                         --            --       0.18       --       --      --
----------------------------------------------------------------------------------------------------
Total distributions                          0.74          0.00       3.14     2.49     0.99    0.87
----------------------------------------------------------------------------------------------------
Net asset value, end of year               $24.62        $27.52    $ 25.87  $ 17.84  $ 14.83  $10.73
====================================================================================================
Closing market price, end of year              --            --         --  $ 15.75  $ 12.88  $ 9.13
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
 MARKET VALUE(c)                               --            --         --    43.48%  52.81%   (8.85)%
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
 NET ASSET VALUE(d)                         (7.71)%        6.38%    64.86%   41.10%   49.69%   (1.89)%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year ($millions)        $  493        $  549    $   383  $   252  $   210  $  152
----------------------------------------------------------------------------------------------------
Ratio to average net assets:
 Expenses                                    1.34%(e)      1.20%(e)   1.10%    1.01%    1.05%   1.28%
----------------------------------------------------------------------------------------------------
 Net investment income                       1.22%(e)      0.94%(e)   1.39%    1.94%    2.37%   2.13%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                         8%            2%        22%      21%      13%     14%
----------------------------------------------------------------------------------------------------

* Effective June 30, 1998, Bank and Thrift Fund changed its year end to June 30.
(a) From the period October 20, 1997 (initial offering of Class B shares) through December 31, 1997.
(b) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(c) Total return was calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.

labeled "Total Investment Return at Net Asset Value", was audited by another independent auditor. The information in the row labeled "Total Investment Return at Net Asset Value" has not been audited for periods prior to January 1, 1997. Prior to October 17, 1997, the Class A shares were designated as Common Stock and the Fund operated as a closed-end investment company.

                Class B
----------------------------------------
      Six Months Ended         Year
-------------------------      Ended
  December 31,   June 30,   December 31,
1998 (Unaudited)  1998*       1997(a)
----------------  -----       -------

    $27.40        $25.85      $ 25.25
-------------------------------------

      0.06          0.01         0.04
-------------------------------------

     (2.31)         1.54         2.92
-------------------------------------
     (2.25)         1.55         2.96
-------------------------------------

      0.05            --         0.04
-------------------------------------
        --            --           --
-------------------------------------
        --            --         2.04
-------------------------------------

      0.56            --           --
-------------------------------------
        --            --         0.28
-------------------------------------
      0.61          0.00         2.36
-------------------------------------
    $24.54        $27.40      $ 25.85
=====================================
        --            --           --
-------------------------------------

        --            --           --
-------------------------------------

      (8.04)%        6.00%      11.88%
-------------------------------------

     $  396        $  360      $    76
-------------------------------------

       2.09%(e)      1.95%(e)     1.89%(e)
-------------------------------------
       0.47%(e)      0.19%(e)     0.99%(e)
-------------------------------------
          8%            2%          22%
-------------------------------------

(d) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. For all periods prior to January 1, 1997, the total returns presented are unaudited.
(e) Annualized.

                          Pilgrim Worldwide Growth Fund

For periods prior to July 24, 1998, the information shown below for each class is based upon the performance of that class' predecessor portfolio. The figures have been audited by ____________________ with respect to the fiscal year ended March 31, 1999 and the prior three fiscal years, by another independent auditor with respect to commencement of operation through March 31, 1995. Please read in conjunction with the Trust's 1999 Annual Report.

                                                               Class A
                                             ---------------------------------------------

                                                            Year Ended March 31,
                                             ---------------------------------------------
                                              1999      1998      1997      1996      1995
                                              ----      ----      ----      ----      ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 16.88   $ 16.57   $ 14.29   $ 14.94
-------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                            0.04     (0.16)    (0.07)    (0.05)
-------------------------------------------------------------------------------------------
 Net realized and unrealized gains (losses)
 on securities and foreign currency                      5.33      2.20      2.86     (0.09)
-------------------------------------------------------------------------------------------
Total from investment operations                         5.37      2.04      2.79     (0.14)
-------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                     --        --     (0.12)    (0.02)
-------------------------------------------------------------------------------------------
 Realized capital gains                                 (2.92)    (1.73)    (0.39)    (0.49)
-------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 19.33   $ 16.88   $ 16.57   $ 14.29
===========================================================================================
TOTAL RETURN+:                                          34.55%   12.51%    19.79%     (0.90)%
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $38,647   $24,022   $23,481   $22,208
-------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
after expense reimbursement++                            1.86%     1.85%     1.85%     1.85%
-------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
before expense reimbursement++                           2.21%     2.17%     2.17%     2.18%
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets, after expense
reimbursement++                                         (0.69)%   (0.93)%   (0.35)%   (0.42)%
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets, before expense
reimbursement++                                         (1.04)%   (1.18)%   (0.61)%   (0.75)%
-------------------------------------------------------------------------------------------
Portfolio turnover**                                   201.70%   181.81%   132.20%   98.54%
-------------------------------------------------------------------------------------------

*   Annualized
**  For corresponding Series of the predecessor Master Trust
+   Computations do not reflect the Portfolio's sales charges
++  Includes expenses allocated from the predecessor Master Trust

                  Class B                                     Class C
-----------------------------------------  ------------------------------------------
                                 May 31,
   Year Ended March 31,          1995 to                 Year Ended March 31,
---------------------------     March 31,  ------------------------------------------
 1999      1998        1997       1996     1999     1998      1997     1996      1995
 ----      ----        ----       ----     ----     ----      ----     ----      ----

         $ 16.02     $ 14.34    $ 12.50           $ 16.92   $ 16.76   $ 14.44   $ 14.86
---------------------------------------------------------------------------------------

           (0.17)      (0.14)     (0.05)            (0.19)    (0.28)    (0.21)    (0.15)
---------------------------------------------------------------------------------------

            5.44        1.82       1.89              5.41      2.23      2.92     (0.08)
---------------------------------------------------------------------------------------
            5.27        1.68       1.84              5.22      1.95      2.71     (0.23)
---------------------------------------------------------------------------------------

              --          --         --                --        --     (0.01)       --
---------------------------------------------------------------------------------------
           (1.19)         --         --             (3.09)    (1.79)    (0.38)    (0.19)
---------------------------------------------------------------------------------------
         $ 20.10     $ 16.02    $ 14.34           $ 19.05   $ 16.92   $ 16.76   $ 14.44
=======================================================================================
           34.03%      11.72%     14.72%            33.72%    11.81%    18.95%    (1.49)%
---------------------------------------------------------------------------------------

         $10,083     $ 5,942    $ 1,972           $84,292   $70,345   $71,155   $71,201
---------------------------------------------------------------------------------------

            2.51%       2.50%      2.50%*            2.51%     2.50%     2.50%     2.50%
---------------------------------------------------------------------------------------

            2.70%       4.81%      9.50%*            2.77%     2.61%     2.57%     2.57%
---------------------------------------------------------------------------------------


           (1.37)%     (1.62)%    (1.28)%*          (1.34)%   (1.57)%   (0.99)%   (1.06)%
---------------------------------------------------------------------------------------


           (1.57)%     (3.87)%    (8.12)%*          (1.60)%   (1.62)%   (1.00)%   (1.13)%
---------------------------------------------------------------------------------------
          201.70%     181.81%    132.20%           201.70%   181.81%   132.20%    98.54%
---------------------------------------------------------------------------------------

                     Pilgrim International Core Growth Fund

For periods prior to July 24, 1998, the information shown below for each class is based upon the performance of that class' predecessor portfolio. The figures have been audited by ____________________. Please read in conjunction with the Trust's 1999 Annual Report.

                                                           Class A
                                             ---------------------------------
                                                                  February 28,
                                             Year Ended March 31,    1997 to
                                             --------------------   March 31,
                                             1999       1998          1997
                                             ----       ----          ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 12.73       $ 12.50
---------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                           (0.02)           --
---------------------------------------------------------------------------
 Net realized and unrealized gains (losses)
 on securities and foreign currency                      4.56          0.23
---------------------------------------------------------------------------
Total from investment operations                         4.54          0.23
---------------------------------------------------------------------------
Less distributions from:
 Net investment income                                     --            --
---------------------------------------------------------------------------
 Realized capital gains                                 (0.26)           --
---------------------------------------------------------------------------
Net assest value, end of period                       $ 17.01       $ 12.73
===========================================================================
TOTAL RETURN+:                                          36.10%         1.76%
---------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $12,664       $     2
---------------------------------------------------------------------------
Ratio of expenses to average net assets,
after expense reimbursement++                            1.96%         1.95%*
---------------------------------------------------------------------------
Ratio of expenses to average net assets,
before expense reimbursement++                           3.02%        4,580%*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets, after expense
reimbursement++                                         (0.45)%          --
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets, before expense
reimbursement++                                         (1.51)%      (4,577)%*
---------------------------------------------------------------------------
Portfolio turnover**                                   274.21%        75.53%
---------------------------------------------------------------------------

*   Annualized
**  For corresponding  Series of the predecessor  Master Trust
+   Computations do not reflect the Portfolio's sales charges
++  Includes expenses allocated from the predecessor Master Trust

               Class B                         Class C
---------------------------------  ---------------------------------
                     February 28,                       February 28,
Year Ended March 31,   1997 to     Year Ended March 31,   1997 to
--------------------  March 31,    --------------------   March 31,
 1999         1998      1997        1999         1998       1997
 ----         ----      ----        ----         ----       ----

            $ 12.68   $  12.50                $  12.68    $  12.50
------------------------------------------------------------------

              (0.11)        --                   (0.07)         --
------------------------------------------------------------------

               4.66       0.18                    4.55        0.18
------------------------------------------------------------------
               4.55       0.18                    4.48        0.18
------------------------------------------------------------------

                 --         --                      --          --
------------------------------------------------------------------
              (0.13)        --                      --          --
------------------------------------------------------------------
            $ 17.10   $  12.68                $  17.16    $  12.68
==================================================================
              35.31%      1.44%                 35.25%        1.44%
------------------------------------------------------------------

            $ 7,942   $      1                $  3,517    $     43
------------------------------------------------------------------

               2.61%      2.59%*                  2.61        2.41%*
------------------------------------------------------------------

               3.04%    16,000%*                  5.10%      25.55%*
------------------------------------------------------------------


              (1.32)%       --                   (1.27)%     (0.07)%*
------------------------------------------------------------------


              (1.76)%  (15,998)%*                (3.76)%   (291.20)%*
------------------------------------------------------------------
             274.21%     75.53%                 274.21%      75.53%
------------------------------------------------------------------

                  Pilgrim International Small Cap Growth Fund

For periods prior to July 24, 1998, the information shown below for each class is based upon the performance of that class' predecessor portfolio. The figures have been audited by ____________________ with respect to the fiscal year ended March 31, 1999 and the prior three fiscal years, by another independent auditor with respect to commencement of operation through March 31, 1995. Please read in conjunction with the Trust's 1999 Annual Report.

                                                                      Class A
                                               ----------------------------------------------
                                                                                    August 31,
                                                       Year Ended March 31,          1994 to
                                               ----------------------------------    March 31,
                                               1999      1998      1997      1996      1995
                                               ----      ----      ----      ----      ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 14.92   $ 13.15   $ 11.51    $ 12.50
---------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                            (0.15)     0.04     (0.02)        --
---------------------------------------------------------------------------------------------
 Net realized and unrealized gains (losses)
 on securities and foreign currency                       5.36      1.88      1.79      (0.98)
---------------------------------------------------------------------------------------------
Total from investment operations                          5.21      1.92      1.77      (0.98)
---------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                      --     (0.01)    (0.13)     (0.01)
---------------------------------------------------------------------------------------------
 Realized capital gains                                  (0.84)    (0.14)       --         --
---------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 19.29   $ 14.92   $ 13.15    $ 11.51
=============================================================================================
TOTAL RETURN+:                                           36.31%   14.67%    15.46%      (7.85)%
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $11,183   $ 5,569   $ 1,056    $   610
---------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
after expense reimbursement++                             1.96%     1.95%     1.95%    1.95%*
---------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
before expense reimbursement++                            2.75%     3.76%   10.06%     9.77%*
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets, after expense
reimbursement++                                          (1.56)%   (1.05)%   (0.27)%    (0.07)%*
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets, before expense
reimbursement++                                          (2.35)%   (2.82)%   (7.75)%    (7.89)%*
---------------------------------------------------------------------------------------------
Portfolio turnover**                                    198.37%   206.07%   141.02%    74.88%
---------------------------------------------------------------------------------------------

*   Annualized
**  For corresponding  Series of the predecessor  Master Trust
+   Computations do not reflect the Portfolio's sales charges
++  Includes expenses allocated from the predecessor Master Trust

              Class B                                    Class C
------------------------------------  --------------------------------------------
                            May 31,                                     August 31,
     Year Ended March 31,   1995 to            Year Ended March 31,      1994 to
-------------------------  March 31,  -------------------------------    March 31,
 1999     1998      1997     1996     1999    1998     1997      1996      1995
 ----     ----      ----     ----     ----    ----     ----      ----      ----

       $ 15.89    $ 13.96  $ 12.50          $ 14.87  $ 13.05   $ 11.32    $ 12.50
---------------------------------------------------------------------------------

         (0.15)     (0.15)   (0.02)           (0.11)   (0.16)     0.01      (0.04)
---------------------------------------------------------------------------------

          5.56       2.09     1.48             5.09     1.98      1.72      (1.12)
---------------------------------------------------------------------------------
          5.41       1.94     1.46             4.98     1.82      1.73      (1.16)
---------------------------------------------------------------------------------

            --      (0.01)      --               --       --        --      (0.02)
---------------------------------------------------------------------------------
         (1.14)        --       --            (1.32)      --        --         --
---------------------------------------------------------------------------------
       $ 20.16    $ 15.89  $ 13.96          $ 18.53  $ 14.87   $ 13.05    $ 11.32
=================================================================================
         35.73%     13.96%   11.68%           35.63%   13.98%    15.30%     (9.25)%
---------------------------------------------------------------------------------

       $12,033    $ 5,080  $ 1,487          $ 8,014  $ 3,592   $   933    $    24
---------------------------------------------------------------------------------

          2.61%      2.60%   2.60%*            2.61%    2.60%     2.60%      2.61%*
---------------------------------------------------------------------------------

          2.98%      4.89%   16.15%*           3.38%    3.95%    16.15%     75.37%*
---------------------------------------------------------------------------------


         (2.20)%    (1.66)%  (0.64)%*         (2.18)%  (1.67)%   (1.02)%    (0.76)%*
---------------------------------------------------------------------------------


         (2.57)%    (3.91)% (13.26)%*         (2.95)%  (2.99)%  (13.95)%   (73.52)%*
---------------------------------------------------------------------------------
        198.37%    206.07%  141.02%          198.37%  206.07%   141.02%     74.88%
---------------------------------------------------------------------------------

                        Pilgrim Emerging Countries Fund

For periods prior to July 24, 1998, the information shown below for each class is based upon the performance of that class' predecessor portfolio. The figures have been audited by ____________________ with respect to the fiscal year ended March 31, 1999 and the prior three fiscal years, by another independent auditor with respect to commencement of operation through March 31, 1995. Please read in conjunction with the Trust's 1999 Annual Report.

                                                                   Class A
                                             ------------------------------------------------
                                                                                 November 28,
                                                    Year Ended March 31,           1994 to
                                             ---------------------------------     March 31,
                                             1999     1998      1997      1996       1995
                                             ----     ----      ----      ----       ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 17.20   $ 14.03   $ 11.00    $12.50
------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                           0.03     (0.06)    (0.04)     0.04
------------------------------------------------------------------------------------------
 Net realized and unrealized gains (losses)
 on securities and foreign currency                     1.22      3.51      3.15     (1.54)
------------------------------------------------------------------------------------------
Total from investment operations                        1.25      3.45      3.11     (1.50)
------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                    --        --     (0.02)       --
------------------------------------------------------------------------------------------
 Realized capital gains                                (1.06)    (0.28)    (0.06)       --
------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 17.39   $ 17.20   $ 14.03    $11.00
==========================================================================================
TOTAL RETURN+:                                          8.06%    24.79%    28.43%   (11.98)%
------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $71,014   $38,688   $ 4,718    $1,197
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
after expense reimbursement++                           2.26%     2.25%     2.25%     2.25%*
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
before expense reimbursement++                          2.48%     3.08%     6.72%     6.15%*
------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets, after expense
reimbursement++                                         0.55%    (1.14)%   (0.35)%    1.09%*
------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets, before expense
reimbursement++                                         0.33%    (2.00)%   (3.61)%   (4.99)%*
------------------------------------------------------------------------------------------
Portfolio turnover**                                  243.47%   176.20%   118.21%    60.79%
------------------------------------------------------------------------------------------

*   Annualized
**  For corresponding  Series of the predecessor  Master Trust
+   Computations do not reflect the Portfolio's sales charges
++  Includes expenses allocated from the predecessor Master Trust

                 Class B                                    Class C
------------------------------------ ----------------------------------------------
                            May 31,                                     November 28,
    Year Ended March 31,    1995 to         Year Ended March 31,          1994 to
 -----------------------   March 31, --------------------------------    March 31,
 1999     1998      1997     1996    1999     1998      1997     1996      1995
 ----     ----      ----     ----    ----     ----      ----     ----      ----

       $ 17.29   $ 14.02   $ 12.50          $ 16.81   $ 13.71  $ 10.79   $  12.50
---------------------------------------------------------------------------------

         (0.07)    (0.11)    (0.04)           (0.12)    (0.10)   (0.05)        --
---------------------------------------------------------------------------------

          1.26      3.47      1.56             1.26      3.37     2.97      (1.70)
---------------------------------------------------------------------------------
          1.19      3.36      1.52             1.14      3.27     2.92      (1.70)
---------------------------------------------------------------------------------

            --        --        --               --        --       --      (0.01)
---------------------------------------------------------------------------------
         (0.84)    (0.09)       --            (0.97)    (0.17)      --         --
---------------------------------------------------------------------------------
       $ 17.64   $ 17.29   $ 14.02          $ 16.98   $ 16.81  $ 13.71   $  10.79
=================================================================================
          7.47%   24.00%    12.16%             7.47%   23.94%   27.30%     (13.64)%
---------------------------------------------------------------------------------

       $38,796   $24,558   $ 3,557          $36,986   $29,376  $ 4,345   $     59
---------------------------------------------------------------------------------

          2.91%     2.90%     2.90%*           2.91%     2.90%    2.90%      2.90%*
---------------------------------------------------------------------------------

          3.06%     3.66%     7.58%*           3.09%     3.12%    6.23%    242.59%*
---------------------------------------------------------------------------------


         (0.20)%   (1.77)%   (1.05)%*         (0.26)%   (1.75)%  (1.06)%    (0.04)%*
---------------------------------------------------------------------------------


         (0.35)%   (2.55)%   (5.44)%*         (0.45)%   (1.99)%  (4.15)%  (239.73)%*
---------------------------------------------------------------------------------
        243.47%   176.20%   118.21%          243.47%   176.20%  118.21%    60.79%
---------------------------------------------------------------------------------

                        Pilgrim Asia-Pacific Equity Fund

The information in the table below has been audited by KPMG LLP, independent auditors with the exception of the six month period ended December 31, 1998 which is unaudited.

                                                             Class A
                                     -------------------------------------------------
                                        Six Months                          Ten Months
                                          Ended        Year Ended June 30,    Ended
                                       December 31,    -------------------   June 30,
                                     1998 (Unaudited)   1998         1997    1996 (a)
                                     ----------------   ----         ----    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period     $ 4.46       $ 10.93      $ 10.35    $ 10.00
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)              0.01          0.03         0.02       0.03
-------------------------------------------------------------------------------------
 Net realized and unrealized gain
  (losses) on investments and
  foreign currency transactions            0.65         (6.50)        0.58       0.34
-------------------------------------------------------------------------------------
  Total from investment operations         0.66         (6.47)        0.60       0.37
-------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                       --            --           --         --
-------------------------------------------------------------------------------------
 In excess of net investment income          --            --         0.02         --
-------------------------------------------------------------------------------------
 Tax return of capital                       --          0.02           --         --
-------------------------------------------------------------------------------------
  Total distributions                        --          0.02         0.02         --
-------------------------------------------------------------------------------------
Net asset value, end of period           $ 5.12       $  4.46      $ 10.93    $ 10.35
=====================================================================================
TOTAL RETURN(b):                          14.80%       (59.29)%       5.78%      3.76%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $9,692       $11,796      $32,485    $18,371
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Net expenses after expense
  reimbursement (c)                        2.00%(d)     2.00%         2.00%      2.00%(d)
-------------------------------------------------------------------------------------
 Net investment income (loss) after
  expense reimbursement (c)                0.11%(d)     0.38%         0.00%      0.33%(d)
-------------------------------------------------------------------------------------
 Gross expenses prior to expense
  reimbursement (c)                        3.47%(d)     2.80%         2.54%      3.47%(d)
-------------------------------------------------------------------------------------
 Net investment income (loss) prior
  to expense reimbursement (c)            (1.36)%(d)    (0.42)%      (0.53)%    (1.14)%(d)
-------------------------------------------------------------------------------------
Portfolio turnover rate                      51%           81%          38%        15%
-------------------------------------------------------------------------------------

(a) The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c) The Manager has voluntarily agreed to limit other expenses excluding fees, interest, taxes, brokerage and extraordinary expenses to 1.75% for all classes of shares.
(d) Annualized.

                   Class B                                                 Class M
--------------------------------------------------  -------------------------------------------------
   Six Months                         Ten Months      Six Months                           Ten Months
     Ended        Year Ended June 30,   Ended           Ended         Year Ended June 30,     Ended
  December 31,   ------------------    June 30,      December 31,    --------------------    June 30,
1998 (Unaudited)   1998        1997    1996 (a)    1998 (Unaudited)     1998        1997     1996 (a)
----------------   ----        ----    --------    ----------------     ----        ----     --------

    $ 4.37       $ 10.83     $ 10.31    $ 10.00       $    4.40       $ 10.86     $ 10.32     $10.00
----------------------------------------------------------------------------------------------------

     (0.03)        (0.03)      (0.07)     (0.01)          (0.03)           --       (0.05)        --
----------------------------------------------------------------------------------------------------


      0.66         (6.43)       0.59       0.32            0.66         (6.46)       0.59       0.33
----------------------------------------------------------------------------------------------------
      0.63         (6.46)       0.52       0.31            0.63         (6.46)       0.54       0.33
----------------------------------------------------------------------------------------------------

        --            --          --         --              --            --          --         --
----------------------------------------------------------------------------------------------------
        --            --          --         --              --            --          --       0.01
----------------------------------------------------------------------------------------------------
        --            --          --         --              --            --          --         --
----------------------------------------------------------------------------------------------------
        --            --          --         --              --            --          --       0.01
----------------------------------------------------------------------------------------------------
    $ 5.00       $  4.37     $ 10.83    $ 10.31       $    5.03       $  4.40     $ 10.86     $10.32
====================================================================================================
     14.42%       (59.65)%      5.04%      3.19%          14.32%       (59.48)%      5.26%      3.32%
----------------------------------------------------------------------------------------------------

    $9,173       $ 9,084     $30,169    $17,789       $   3,894       $ 4,265     $11,155     $6,476
----------------------------------------------------------------------------------------------------


      2.75%(d)      2.75%       2.75%      2.75%(d)        2.50%(d)     2.50%        2.50%      2.50%(d)
----------------------------------------------------------------------------------------------------

     (0.64)%(d)    (0.39)%     (0.79)%    (0.38)%(d)      (0.39)%(d)    (0.07)%     (0.55)%    (0.16)%(d)
----------------------------------------------------------------------------------------------------

      4.22%(d)      3.55%       3.29%      4.10%(d)        3.97%(d)      3.30%       3.04%      3.88%(d)
----------------------------------------------------------------------------------------------------

     (2.11)%(d)    (1.19)%     (1.33)%    (1.73)%(d)      (1.86)%(d)    (0.88)%     (1.09)%    (1.86)%(d)
----------------------------------------------------------------------------------------------------
        51%           81%         38%        15%             51%           81%         38%        15%
----------------------------------------------------------------------------------------------------

                    Pilgrim Government Securities Income Fund

For the fiscal years ended June 30, 1998, 1997, 1996 and 1995, the information in the table below has been audited by KPMG LLP, independent auditors. The six month period ended December 31, 1998 is unaudited. For all periods ended prior to July 1, 1994, the financial information was audited by another independent auditor.

                                                                   CLASS A
                                        ----------------------------------------------------------------
                                           Six Months
                                             Ended                        Year Ended June 30,
                                          December 31,   -----------------------------------------------
                                        1998 (Unaudited)   1998     1997      1996     1995(a)     1994
                                        ----------------   ----     ----      ----     -------     ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $ 12.88      $ 12.71   $ 12.59   $ 12.97   $ 12.73   $ 13.96
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income                         0.43         0.64      0.69      0.75      0.84      0.84
--------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
  (losses) on investments                     (0.06)        0.30      0.20     (0.32)     0.24     (1.17)
--------------------------------------------------------------------------------------------------------
  Total from investment operations             0.37         0.94      0.89      0.43      1.08     (0.33)
--------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                         0.39         0.64      0.69      0.75      0.84      0.90
--------------------------------------------------------------------------------------------------------
 In excess of net
  investment income                              --         0.13      0.04        --        --        --
--------------------------------------------------------------------------------------------------------
 Tax return of capital                           --           --      0.04      0.06        --        --
--------------------------------------------------------------------------------------------------------
  Total distributions                          0.39         0.77      0.77      0.81      0.84      0.90
--------------------------------------------------------------------------------------------------------
Net asset value, end of period              $ 12.86      $ 12.88   $ 12.71   $ 12.59   $ 12.97   $ 12.73
========================================================================================================
TOTAL RETURN(c):                               2.89%        7.63%     7.33%     3.34%     8.96%    (2.50)%
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)           $26,944      $23,682   $29,900   $38,753   $43,631   $61,100
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:
 Net expenses after expense
  reimbursement (d)                            1.43%(e)     1.50%     1.42%     1.51%     1.40%     1.21%
--------------------------------------------------------------------------------------------------------
 Net investment income after
  expense reimbursement (d)                    6.02%(e)     5.13%     5.78%     5.64%     6.37%     6.44%
--------------------------------------------------------------------------------------------------------
 Gross expenses prior to expense
  reimbursement (d)                              --         1.58%       --      1.57%     1.54%       --
--------------------------------------------------------------------------------------------------------
 Net investment income prior to
  expense reimbursement (d)                      --         5.06%       --      5.74%     6.23%       --
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          29%         134%      172%      170%      299%      402%
--------------------------------------------------------------------------------------------------------

(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)  Commencement of offering of shares.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(d) The manager has agreed to reimburse the Fund for all gross operating costs and expenses, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and certain distribution fees which exceed 1.50% on the first $40 million of average daily net assets and 1.00% on average daily net assets in excess of $40 million for any one fiscal year.
(e)  Annualized.

                      CLASS B                                            CLASS M
-----------------------------------------------  ----------------------------------------------
   Six Months       Year      Year    July 17,      Six Months      Year      Year    July 17,
     Ended          Ended     Ended  1995(b) to       Ended         Ended    Ended   1995(b) to
  December 31,    June 30,  June 30,  June 30,     December 31,   June 30,  June 30,  June 30,
1998 (Unaudited)    1998      1997      1996     1998 (Unaudited)   1998      1997      1996
----------------    ----      ----      ----     ----------------   ----      ----      ----

    $ 12.84        $12.68    $12.59    $12.95        $12.88        $12.72    $12.59    $12.95
---------------------------------------------------------------------------------------------

       0.43          0.60      0.67      0.66          0.43          0.64      0.70      0.68
---------------------------------------------------------------------------------------------

      (0.11)         0.24      0.11     (0.37)        (0.09)         0.23      0.14     (0.36)
---------------------------------------------------------------------------------------------
       0.32          0.84      0.78      0.29          0.34          0.87      0.84      0.32
---------------------------------------------------------------------------------------------

       0.34          0.60      0.67      0.65          0.36          0.63      0.70      0.68
---------------------------------------------------------------------------------------------

         --          0.08      0.02        --            --          0.08        --        --
---------------------------------------------------------------------------------------------
         --            --        --        --            --            --      0.01        --
---------------------------------------------------------------------------------------------
       0.34          0.68      0.69      0.65          0.36          0.71      0.71      0.68
---------------------------------------------------------------------------------------------
    $ 12.82        $12.84    $12.68    $12.59        $12.86        $12.88    $12.72    $12.59
=============================================================================================
       2.55%         6.78%     6.38%     2.25%         2.67%         7.02%     6.88%     2.52%
---------------------------------------------------------------------------------------------

    $16,120        $3,220    $1,534    $   73        $1,487        $  224    $   61    $   24
---------------------------------------------------------------------------------------------


       2.18%(e)      2.25%     2.17%     2.26%(e)      1.93%(e)      2.00%     1.92%     2.01%(f)
---------------------------------------------------------------------------------------------

       5.27%(e)      4.24%     4.92%     4.98%(e)      5.52%(e)      4.29%     5.25%     5.73%(f)
---------------------------------------------------------------------------------------------

         --          2.29%       --      2.41%(e)        --          2.05%       --      2.16%(f)
---------------------------------------------------------------------------------------------

         --          4.20%       --      4.83%(e)        --          4.24%       --      5.58%(f)
---------------------------------------------------------------------------------------------
         29%          134%      172%      170%           29%          134%      172%      170%
---------------------------------------------------------------------------------------------

                         Pilgrim Strategic Income Fund

For periods prior to July 24, 1998, the information shown below for each class is based upon the performance of that class' predecessor portfolio. The figures have been audited by ____________________. Please read in conjunction with the Trust's 1999 Annual Report.

                                                    Class A
                                                    -------
                                                    July 24,
                                                      1998
                                                       to
                                                    March 31,
                                                      1999
                                                      ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period
-------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)
-------------------------------------------------------------
 Net realized and unrealized gains (losses) on
 securities and foreign currency
-------------------------------------------------------------
Total from investment operations
-------------------------------------------------------------
Less distributions from:
 Net investment income
-------------------------------------------------------------
 Realized capital gains
-------------------------------------------------------------
Net asset value, end of period
=============================================================
TOTAL RETURN(a):
-------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets ($000), end of period
-------------------------------------------------------------
Ratio of expenses to average net assets, after
expense reimbursement
-------------------------------------------------------------
Ratio of expenses to average net assets, before
expense reimbursement
-------------------------------------------------------------
Ratio of net investment income (loss) to average
net assets, after expense reimbursement
-------------------------------------------------------------
Ratio of net investment income (loss) to average
net assets, before expense reimbursement
-------------------------------------------------------------
Portfolio turnover
-------------------------------------------------------------

*   Annualized
(a) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

                        Class B       Class C
                        -------       -------
                        July 24,      July 24,
                          1998          1998
                           to            to
                        March 31,     March 31,
                          1999          1999
                          ----          ----


-------------------------------------------------------------


-------------------------------------------------------------


-------------------------------------------------------------

-------------------------------------------------------------


-------------------------------------------------------------

-------------------------------------------------------------

=============================================================

-------------------------------------------------------------


-------------------------------------------------------------


-------------------------------------------------------------


-------------------------------------------------------------


-------------------------------------------------------------


-------------------------------------------------------------

-------------------------------------------------------------

                            Pilgrim High Yield Fund

The information in the table below has been audited by KPMG LLP, independent auditors with the exception of the six month period ended December 31, 1998 which is unaudited.

                                                                          CLASS A
                                        ---------------------------------------------------------------------
                                              Six                                       Eight
                                             Months                                     Months        Year
                                             Ended             Year Ended June 30,      Ended        Ended
                                          December 31,     ------------------------    June 30,    October 31,
                                        1998 (Unaudited)   1998      1997      1996   1995(a)(b)      1994
                                        ----------------   ----      ----      ----   ----------      ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $   6.94      $   6.80   $  6.36   $  6.15   $   5.95    $  6.47
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income                        0.29          0.61      0.61      0.59       0.35       0.54
----------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
  (losses) on investments                    (0.74)         0.16      0.43      0.16       0.21      (0.51)
----------------------------------------------------------------------------------------------------------
  Total from investment operation            (0.45)         0.77      1.04      0.75       0.56       0.03
----------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        0.29          0.63      0.60      0.54       0.36       0.55
----------------------------------------------------------------------------------------------------------
 In excess of net
  investment income                           0.03            --        --        --         --         --
----------------------------------------------------------------------------------------------------------
  Total distributions                         0.32          0.63      0.60      0.54       0.36       0.55
----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $   6.17      $   6.94   $  6.80   $  6.36   $   6.15    $  5.95
==========================================================================================================
TOTAL RETURN(d):                             (6.48)%       11.71%    17.14%    12.72%      9.77%      0.47%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)         $127,392      $102,424   $35,940   $18,691   $ 15,950    $16,046
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
 Net expenses after expense
  reimbursement (e)                           1.00%(f)     1.00%     1.00%     1.00%       2.25%(f)  2.00%
----------------------------------------------------------------------------------------------------------
 Net investment income after
  expense reimbursement (e)                   9.28%(f)     9.05%     9.54%     9.46%       8.84%(f)  8.73%
----------------------------------------------------------------------------------------------------------
 Gross expenses prior to expense
  reimbursement (e)                           1.12%(f)     1.17%     1.42%     2.19%       2.35%(f)  2.07%
----------------------------------------------------------------------------------------------------------
 Net investment income prior to
  expense reimbursement (e)                   9.16%(f)     8.88%     9.09%     8.27%       8.74%(f)  8.66%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         70%         209%      394%      399%        166%       192%
----------------------------------------------------------------------------------------------------------

(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)  Effective  November 1, 1994,  High Yield Fund  changed its year end to June
     30.
(c)  Commencement of offering of shares.
(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(e) Effective July 1, 1995, the Manager voluntarily agreed to waive all or a portion of its fees and reimburse operating expenses of the Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, so that total operating expenses do not exceed 0.75% for all share classes.
(f)  Annualized.

                        CLASS B                                          CLASS M
--------------------------------------------------  ------------------------------------------------
      Six                                                 Six
     Months                             July 17,         Months                             July 17,
     Ended        Year Ended June 30,  1995(c) to        Ended        Year Ended June 30,   1995(c)
  December 31,   -------------------    June 30,      December 31,   --------------------   June 30,
1998 (Unaudited)    1998        1997      1996      1998 (Unaudited)   1998         1997      1996
----------------    ----        ----      ----      ----------------   ----         ----      ----

  $   6.92       $   6.78    $  6.36    $  6.20        $  6.92       $  6.78      $  6.36   $  6.20
  -------------------------------------------------------------------------------------------------

      0.23           0.58       0.57       0.48           0.28          0.59         0.58      0.50
  -------------------------------------------------------------------------------------------------

     (0.74)          0.14       0.41       0.14          (0.74)         0.14         0.41      0.14
  -------------------------------------------------------------------------------------------------
     (0.51)          0.72       0.98       0.62          (0.46)         0.73         0.99      0.64
  -------------------------------------------------------------------------------------------------

      0.23           0.58       0.56       0.46           0.28          0.59         0.57      0.48
  -------------------------------------------------------------------------------------------------

      0.02             --         --         --           0.02            --           --        --
  -------------------------------------------------------------------------------------------------
      0.25           0.58       0.56       0.46           0.30          0.59         0.57      0.48
  -------------------------------------------------------------------------------------------------
  $   6.16       $   6.92    $  6.78    $  6.36        $  6.16       $  6.92      $  6.78   $  6.36
  =================================================================================================
     (6.76)%       10.90%     16.04%     10.37%          (6.64)%      11.16%       16.29%    10.69%
  -------------------------------------------------------------------------------------------------

  $233,916       $154,303    $40,225    $ 2,374        $24,140       $19,785      $ 8,848   $ 1,243
  -------------------------------------------------------------------------------------------------


      1.75%(f)       1.75%      1.75%      1.75%(f)       1.50%(f)     1.50%        1.50%      1.50%(f)
  -------------------------------------------------------------------------------------------------

      8.53%(f)       8.30%      8.64%      9.02%(f)       8.78%(f)     8.55%        8.93%      9.41%(f)
  -------------------------------------------------------------------------------------------------

      1.87%(f)       1.92%      2.17%      2.94%(f)       1.62%(f)     1.67%        1.92%      2.69%(f)
  -------------------------------------------------------------------------------------------------

      8.41%(f)       8.13%      8.18%      8.05%(f)       8.66%(f)     8.38%        8.47%      8.51%(f)
  -------------------------------------------------------------------------------------------------
        70%           209%       394%       339%            70%          209%         394%      339%
  -------------------------------------------------------------------------------------------------

                             Pilgrim Balanced Fund

For periods prior to July 24, 1998, the information shown below for each class is based upon the performance of that class' predecessor portfolio. The figures have been audited by ____________________ with respect to the fiscal year ended March 31, 1999 and the prior three fiscal years, by another independent auditor with respect to commencement of operation through March 31, 1995. Please read in conjunction with the Trust's 1999 Annual Report.

                                                              Class A
                                             --------------------------------------------

                                                         Year Ended March 31,
                                             --------------------------------------------
                                             1999    1998        1997       1996     1995
                                             ----    ----        ----       ----     ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 15.54    $ 16.16   $ 13.74   $ 13.52
------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                          0.26       0.32      0.34      0.21
------------------------------------------------------------------------------------------
 Net realized and unrealized gains (losses)
 on securities and foreign currency                    5.70       0.84      2.42      0.22
------------------------------------------------------------------------------------------
Total from investment operations                       5.96       1.16      2.76      0.43
------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                (0.27)     (0.32)    (0.34)    (0.21)
------------------------------------------------------------------------------------------
 Realized capital gains                               (1.70)     (1.46)       --        --
------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 19.53    $ 15.54   $ 16.16   $ 13.74
==========================================================================================
TOTAL RETURN+:                                        39.34%      6.74%   20.16%      3.22%
------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $ 6,675    $ 4,898   $ 5,902   $ 4,980
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
after expense reimbursement++                          1.61%      1.60%     1.60%     1.60%
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
before expense reimbursement++                         2.56%      3.00%     3.30%     2.78%
------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets, after expense
reimbursement++                                        3.58%      1.87%     2.16%     1.44%
------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets, before expense
reimbursement++                                        2.63%      0.73%     0.88%     0.26%
------------------------------------------------------------------------------------------
Portfolio turnover**                                 260.03%    212.95%   197.19%   110.40%
------------------------------------------------------------------------------------------

----------
*   Annualized
** For corresponding Series of the predecessor Master Trust + Computations do not reflect the Portfolio's sales charges
++  Includes expenses allocated from the predecessor Master Trust

                 Class B                                 Class C
------------------------------------  ------------------------------------------
                            May 31,
  Year Ended March 31,     1995 to                 Year Ended March 31,
-----------------------    March 31,  -------------------------------------------
1999     1998      1997      1996     1999     1998      1997      1996      1995
----     ----      ----      ----     ----     ----      ----      ----      ----

       $ 14.88   $ 14.18   $ 12.50           $ 15.59   $ 16.20   $ 13.76   $ 13.54
----------------------------------------------------------------------------------

          0.15      0.17      0.12              0.15      0.21      0.24      0.11
----------------------------------------------------------------------------------

          5.58      0.70      1.68              5.71      0.85      2.44      0.22
----------------------------------------------------------------------------------
          5.73      0.87      1.80              5.86      1.06      2.68      0.33
----------------------------------------------------------------------------------

         (0.15)    (0.17)    (0.12)            (0.15)    (0.21)    (0.24)    (0.11)
----------------------------------------------------------------------------------
         (0.39)       --        --             (1.40)    (1.46)       --        --
----------------------------------------------------------------------------------
       $ 20.07   $ 14.88   $ 14.18           $ 19.90   $ 15.59   $ 16.20   $ 13.76
==================================================================================
         38.79%     6.10%    14.45%           38.35%      6.05%   19.58%      2.47%
----------------------------------------------------------------------------------

       $ 4,254   $ 2,133   $   673           $20,784   $16,990   $16,586   $16,470
----------------------------------------------------------------------------------

          2.26%     2.25%     2.25%*            2.26%     2.25%     2.25%     2.25%
----------------------------------------------------------------------------------

          2.71%     6.44%    13.05%*            2.68%     2.83%     3.01%     2.60%
----------------------------------------------------------------------------------


          2.99%     1.25%     1.38%*            2.93%     1.23%     1.53%     0.83%
----------------------------------------------------------------------------------


          2.54%    (2.67)%   (8.86)%*           2.51%     0.91%     1.19%     0.48%
----------------------------------------------------------------------------------
        260.03%   212.95%   197.19%           260.03%   212.95%   197.19%   110.40%
----------------------------------------------------------------------------------

                            Pilgrim Convertible Fund

For periods prior to July 24, 1998, the information shown below for each class is based upon the performance of that class' predecessor portfolio. The figures have been audited by ____________________ with respect to the fiscal year ended March 31, 1999 and the prior three fiscal years, by another independent auditor with respect to commencement of operation through March 31, 1995. Please read in conjunction with the Trust's 1999 Annual Report.

                                                                 Class A
                                               -----------------------------------------

                                                            Year Ended March 31,
                                               -----------------------------------------
                                               1999     1998     1997     1996      1995
                                               ----     ----     ----     ----      ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 16.59   $ 15.68  $ 12.86  $ 14.16
-----------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                            0.44      0.47     0.48     0.49
-----------------------------------------------------------------------------------------
 Net realized and unrealized gains (losses)
 on securities and foreign currency                      4.49      1.64     2.82    (0.89)
-----------------------------------------------------------------------------------------
Total from investment operations                         4.93      2.11     3.30    (0.40)
-----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                  (0.44)    (0.48)   (0.48)   (0.49)
-----------------------------------------------------------------------------------------
 Realized capital gains                                 (1.96)    (0.72)      --    (0.41)
-----------------------------------------------------------------------------------------
Net asset value, end of period                        $ 19.12   $ 16.59  $ 15.68  $ 12.86
=========================================================================================
TOTAL RETURN+:                                          31.04%   13.73%   26.00%    (2.64)%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $47,290   $32,082  $31,712  $31,150
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
after expense reimbursement++                            1.57%     1.60%    1.60%    1.60%
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets,
before expense reimbursement++                           1.74%     1.75%    1.76%    1.76%
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets, after expense
reimbursement++                                          5.64%     2.83%    3.29%    3.71%
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets, before expense
reimbursement++                                          5.48%     2.66%    3.12%    3.55%
-----------------------------------------------------------------------------------------
Portfolio turnover**                                   159.59%   166.84%  144.97%  125.51%
-----------------------------------------------------------------------------------------

----------
*   Annualized
**  For corresponding Series of the predecessor Master Trust
+   Computations do not reflect the Portfolio's sales charges
++  Includes expenses allocated from the predecessor Master Trust

               Class B                                    Class C
-------------------------------------  -------------------------------------------
                             May 31,
    Year Ended March 31,     1995 to                Year Ended March 31,
------------------------    March 31,  -------------------------------------------
1999     1998       1997      1996     1999     1998      1997      1996      1995
----     ----       ----      ----     ----     ----      ----      ----      ----

       $ 16.60   $ 14.96    $ 12.50           $ 17.05   $ 15.89   $ 13.03   $ 14.28
-----------------------------------------------------------------------------------

          0.32      0.31       0.24              0.34      0.37      0.40      0.41
-----------------------------------------------------------------------------------

          4.65      1.64       2.46              4.60      1.66      2.86     (0.89)
-----------------------------------------------------------------------------------
          4.97      1.95       2.70              4.94      2.03      3.26     (0.48)
-----------------------------------------------------------------------------------

         (0.32)    (0.31)     (0.24)            (0.34)    (0.37)    (0.40)    (0.41)
-----------------------------------------------------------------------------------
         (0.69)       --         --             (2.10)    (0.50)       --     (0.36)
-----------------------------------------------------------------------------------
       $ 20.56   $ 16.60    $ 14.96           $ 19.55   $ 17.05   $ 15.89   $ 13.03
===================================================================================
         30.51%    13.01%     21.72%            30.22%    12.91%    25.24%     (3.26)%
-----------------------------------------------------------------------------------

       $36,725   $12,740    $ 2,125           $81,561   $62,143   $58,997   $61,792
-----------------------------------------------------------------------------------

          2.22%     2.25%      2.25%             2.22%     2.25%     2.25%     2.25%
-----------------------------------------------------------------------------------

          2.33%     3.19%    7.08%*              2.31%     2.29%     2.28%     2.29%
-----------------------------------------------------------------------------------


          5.04%     2.29%    2.59%*              4.99%     2.18%     2.64%     3.05%
-----------------------------------------------------------------------------------


          4.93%     1.32%     (2.22)%*           4.91%     2.11%     2.61%     3.01%
-----------------------------------------------------------------------------------
        159.59%   166.84%    144.97%           159.59%   166.84%   144.97%   125.51%
-----------------------------------------------------------------------------------

[BACK COVER]


You can find additional information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
The Funds' annual and semi-annual reports list the holdings of the Funds' portfolios, describe the Funds' performance, and tell how investment strategies and performance have responded to recent market conditions and economic trends.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about each Fund's investments, strategies and risks, and is considered to be part of this prospectus because it is incorporated by reference.

You may request a free copy of any of these documents by:

CALLING OR WRITING THE FUNDS' SHAREHOLDER SERVICING AGENT AT:

Pilgrim Group, Inc.
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004
Telephone: (800) 992-0180

CONTACTING THE SECURITIES AND EXCHANGE COMMISSION:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-6009
1-800-SEC-0330
Internet:  www.sec.gov

The SEC may charge you a fee for this information.




SEC file numbers:  811-9040, 811-4031, 811-1939, 811-4504, 811-7428

                          PILGRIM ADVISORY FUNDS, INC.
                        Pilgrim Asia-Pacific Equity Fund
                            Pilgrim MidCap Value Fund
                          Pilgrim LargeCap Leaders Fund

                         PILGRIM INVESTMENT FUNDS, INC.
                              Pilgrim MagnaCap Fund
                             Pilgrim High Yield Fund

                       PILGRIM BANK AND THRIFT FUND, INC.
                          Pilgrim Bank and Thrift Fund

                 PILGRIM GOVERNMENT SECURITIES INCOME FUND, INC.
                    Pilgrim Government Securities Income Fund

                       40 NORTH CENTRAL AVENUE, SUITE 1200
                             PHOENIX, ARIZONA 85004
                                 (800) 992-0180

                       STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 24, 1999

This Statement of Additional Information relates to each series (each a "Fund") of each entity (each a "Company") listed above. A Prospectus for the Funds, dated May 24, 1999, which provides the basic information you should know before investing in the Funds, may be obtained without charge from the Funds or the Funds' Principal Underwriter, Pilgrim Securities, Inc. ("Pilgrim Securities" or the "Distributor"), at the address listed above. This Statement of Additional Information is not a prospectus and it should be read in conjunction with the Prospectus, dated May 24, 1999, which has been filed with the Securities and Exchange Commission ("SEC"). In addition, the financial statements from the Funds' June 30, 1998 Annual Report and December 31, 1998 Semi-Annual Report are incorporated herein by reference. Copies of the Funds' Prospectus and Annual or Semi-Annual Report may be obtained without charge by contacting Pilgrim Funds at the address and phone number written above.

                                TABLE OF CONTENTS

Organization Of The Registrants............................................  2
Management Of The Funds....................................................  3
Supplemental Description Of Investments.................................... 17
Investment Restrictions - Advisory Funds................................... 42
Investment Restrictions - Magnacap......................................... 44
Investment Restrictions - High Yield Fund.................................. 45
Investment Restrictions - Bank And Thrift Fund............................. 47
Investment Restrictions - Government Securities Income Fund................ 48
Portfolio Transactions..................................................... 50
Additional Purchase And Redemption Information............................. 52
Determination Of Share Price............................................... 57
Shareholder Information.................................................... 58
Shareholder Services And Privileges........................................ 59
Distributions.............................................................. 61
Tax Considerations......................................................... 61
Calculation Of Performance Data............................................ 67
General Information........................................................ 71
Financial Statements....................................................... 72

                         ORGANIZATION OF THE REGISTRANTS

PILGRIM ADVISORY FUNDS, INC. (the Advisory Funds") is a Maryland corporation registered as an open-end, diversified management investment company. The Company currently consists of three separate diversified investment funds, Pilgrim Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund"), Pilgrim MidCap Value Fund ("MidCap Value Fund") and Pilgrim LargeCap Leaders Fund ("LargeCap Leaders Fund"), each with its own investment objective and policies.

On November 16, 1998, the name of Pilgrim Advisory Funds, Inc. was changed from "Pilgrim America Masters Series, Inc.," and the names of the Funds were changed from "Pilgrim America Masters Asia-Pacific Equity Fund," "Pilgrim America Masters MidCap Value Fund," and "Pilgrim America Masters LargeCap Value Fund."

PILGRIM INVESTMENT FUNDS, INC. ("Pilgrim Investment Funds") is a Maryland corporation registered as an open-end, diversified management investment company. The Company currently consists of two separate diversified investment funds: Pilgrim MagnaCap Fund ("MagnaCap Fund") and Pilgrim High Yield Fund ( "High Yield Fund).

On August 18, 1989, shareholders of the High Yield Fund approved a proposal to reorganize the High Yield Fund from a New York common law trust to a series of Pilgrim High Yield Trust, a Massachusetts business trust. Effective January 18, 1990, Pilgrim High Yield Trust changed its name to Pilgrim Strategic Investment Series ("PSIS") and the High Yield Fund became a series of PSIS. Subsequently, on April 4, 1995, shareholders approved a proposal to reorganize High Yield Fund from a series of PSIS to a series of the Company, a Maryland corporation, pursuant to the sale by the former Pilgrim Management Corporation of its name and its books and records related to the Fund to a subsidiary of Pilgrim America Capital Corporation (formerly Express America Holdings Corporation). This reorganization, while having no ramifications with respect to the investment objectives, policies, or restrictions of the High Yield Fund, did result in a change of manager and distributor.

On July 14, 1995, Pilgrim Investments name was changed from "Pilgrim Investment Funds, Inc." to "Pilgrim America Investment Funds, Inc.," MagnaCap Fund's name was changed from "Pilgrim MagnaCap Fund" to "Pilgrim America MagnaCap Fund," and High Yield Fund's name was changed from "Pilgrim High Yield Fund" to "Pilgrim America High Yield Fund." On November 16, 1998, the name of the Pilgrim Investments became "Pilgrim Investment Funds, Inc.," the name of MagnaCap Fund became "Pilgrim MagnaCap Fund," and the name of the High Yield Fund became "Pilgrim High Yield Fund."

PILGRIM BANK AND THRIFT FUND, INC. ("Bank and Thrift Fund") is a Maryland corporation registered as an open-end, diversified management investment company. The Bank and Thrift Fund changed its name from "Pilgrim Regional BankShares, Inc." to "Pilgrim America Bank and Thrift Fund, Inc." in April, 1996. The Fund operated as a closed-end fund prior to October 17, 1997. On October 16, 1997, shareholders approved open-ending the Fund, and since October 17, 1997, the Fund has operated as an open-end fund. On November 16, 1998, the name of the Fund became "Pilgrim Bank and Thrift Fund."

PILGRIM GOVERNMENT SECURITIES INCOME FUND, INC. (the "Government Securities Income Fund") is a California corporation registered as an open-end, diversified management company, which seeks high current income, consistent with liquidity and preservation of capital.

                             MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS. Each Company is managed by its Board of Directors. The Directors and Officers of the Companies are listed below. An asterisk (*) has been placed next to the name of each Director who is an "interested person," as that term is defined in the 1940 Act, by virtue of that person's affiliation with the Companies or Pilgrim Investments, Inc., the Companies' investment manager ("Pilgrim Investments" or the "Investment Manager").

     Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 59) Director. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also Vice President, United States Olympic Committee (November 1996 - Present), and formerly Treasurer, United States Olympic Committee (November 1992 - November 1996). Ms. Baldwin is also a director and/or trustee of each of the funds managed by the Investment Manager.

     John P. Burke, 260 Constitution Plaza, Hartford, Connecticut 06130. (Age
     67) Director. Commissioner of Banking, State of Connecticut (January 1995 - Present). Mr. Burke was formerly President of Bristol Savings Bank (August 1992 - January 1995) and President of Security Savings and Loan (November 1989 - August 1992). Mr. Burke is also a director and/or trustee of each of the funds managed by the Investment Manager.

     Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age 71) Director. President of Al Burton Productions for more than the last five years; formerly Vice President, First Run Syndication, Castle Rock Entertainment (July 1992 - November 1994). Mr. Burton is also a director and/or trustee of each of the funds managed by the Investment Manager.

     Jock Patton, 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age
     53) Director. Private Investor. Director of Artisoft, Inc. Mr. Patton was formerly President and Co-owner, StockVal, Inc. (April 1993 - June 1997) and a partner and director of the law firm of Streich, Lang, P.A. (1972 -
     1993). Mr. Patton is also a director and/or trustee of each of the funds managed by the Investment Manager.

     *Robert W. Stallings, 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 50) Chairman, Chief Executive Officer, and President. Chairman, Chief Executive Officer and President of Pilgrim Group, Inc. ("Pilgrim Group") (since December 1994); Chairman, Pilgrim Investments, Inc. (since December 1994); Director, Pilgrim Securities, Inc. ("Pilgrim Securities") (since December 1994); Chairman, Chief Executive Officer and President of Pilgrim Bank and Thrift Fund, Inc., Pilgrim Government Securities Income Fund, Inc. and Pilgrim Investment Funds, Inc. (since April 1995). Chairman and Chief Executive Officer of Pilgrim Prime Rate Trust (since April 1995). Chairman and Chief Executive Officer of Pilgrim America Capital Corporation (formerly, Express America Holdings Corporation) ("Pilgrim Capital") (since August 1990).

     PILGRIM BANK AND THRIFT ONLY:

     Walter E. Auch, 6001 North 62nd Place, Paradise Valley, Arizona. (Age 76). Trustee, Pilgrim Prime Rate Trust and Pilgrim Mutual Funds (formerly Nicholas-Applegate Mutual Funds); Advisory Officer, Pilgrim Advisory Funds, Inc., Pilgrim Investment Funds, Inc. and Pilgrim Government Securities Income Fund, Inc. Director, Geotech Communications, Inc., a mobile radio communications company (since 1987); Fort Dearborn Fund (since 1987);

     Brinson Funds (since 1994), Smith Barney Trak Fund (since 1992), registered investment companies; Pimco Advisors L.P., an investment manager (since
     1994); and Banyan Realty Fund (since 1987), Banyan Strategic Land Fund (since 1987), Banyan Strategic Land Fund II (since 1988), and Banyan Mortgage Fund (since 1988), real estate investment trusts. Formerly Chairman and Chief Executive Officer, Chicago Board Options Exchange (1979 to 1986); Senior Executive Vice President, Director and Member of the Executive Committee, PaineWebber, Inc. (until 1979). Formerly, Trustee, Nicholas-Applegate Investment Trust (until 1998). [Although Mr. Auch is on the board of a company a subsidiary of which is a broker-dealer, the Board has determined pursuant to Rule 2a19-1 that Mr. Auch shall not be considered to be an "interested person."]

Each Fund pays each Director who is not an interested person a pro rata share, as described below, of (i) an annual retainer of $25,000; (ii) $2,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $500 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on the Funds' average net assets as a percentage of the average net assets of all the funds managed by the Investment Manager for which the Directors serve in common as directors/trustees.

COMPENSATION OF DIRECTORS. The following table sets forth information regarding compensation of Directors by each Company and other funds managed by the Investment Manager for the year ended June 30, 1998. Officers of the Companies and Directors who are interested persons of the Companies do not receive any compensation from the Fund or any other funds managed by the Investment Manager. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                               COMPENSATION TABLE

                                                                                 PENSION OR                TOTAL
                                          AGGREGATE                  AGGREGATE   RETIREMENT            COMPENSATION
                            AGGREGATE   COMPENSATION   AGGREGATE   COMPENSATION   BENEFITS  ESTIMATED      FROM
                          COMPENSATION      FROM     COMPENSATION      FROM       ACCRUED    ANNUAL     REGISTRANT
                              FROM         PILGRIM       FROM       GOVERNMENT    AS PART   BENEFITS     AND FUND
                            ADVISORY     INVESTMENT     BANK AND    SECURITIES    OF FUND     UPON     COMPLEX PAID
NAME OF PERSON, POSITION      FUNDS         FUNDS     THRIFT FUND  INCOME FUND   EXPENSES  RETIREMENT  TO DIRECTORS
------------------------      -----         -----     -----------  -----------   --------  ----------  ------------
Walter E. Auch(1)(2)
  Director................     N/A           N/A          --          N/A          N/A        N/A           --
Mary A. Baldwin(1)
  Director................   $1,879        $6,843        $___          $385        N/A        N/A       (5 boards)
John P. Burke(1)
  Director................   $1,877        $6,868        $___          $386        N/A        N/A       (5 boards)
Al Burton(1)
  Director................   $1,877        $6,868        $___          $386        N/A        N/A       (5 boards)
Bruce S. Foerster(1)(3)
  Former Director.........   $1,877        $6,868        $___          $386        N/A        N/A       (5 boards)
Jock Patton(1)
  Director ...............   $1,877        $6,868        $___          $386        N/A        N/A       (5 boards)
Robert W. Stallings(4)
  Director and Chairman...     $0            $0          $  0          $  0        N/A        N/A       (5 boards)

----------

(1)  Member of the Audit Committee.
(2) Mr. Auch was elected as a Director of Pilgrim Bank and Thrift Fund, Inc. and Pilgrim Prime Rate Trust on ____, 1999. While he was a director of Pilgrim Mutual Funds (formerly Nicholas-Applegate Mutual Funds) prior to that date, Pilgrim Mutual Funds was not part of the Pilgrim Fund complex until ______, 1999.
(3) Mr. Foerster resigned as a Director of the Company effective September 30, 1998.
(4) "Interested person," as defined in the Investment Company Act of 1940, of the Company because of the affiliation with the Investment Manager.

OFFICERS

The following individuals serve as officers for each Company:

     James R. Reis, EXECUTIVE VICE PRESIDENT AND ASSISTANT SECRETARY
     40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 41) Director, Vice Chairman (since December 1994), and Executive Vice President (since April 1995), Pilgrim Group, Inc. and Pilgrim Investments; Director (since December 1994), Vice Chairman (since November 1995) and Assistant Secretary (since January 1995) of Pilgrim Securities; Executive Vice President and Assistant Secretary of Pilgrim Prime Rate Trust; Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April 1993) and former President (May 1991 - December
     1993), Pilgrim Capital (formerly Express America Holdings Corporation). Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital.

     Stanley D. Vyner, EXECUTIVE VICE PRESIDENT
     40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 49) Executive Vice President (since August 1996), Pilgrim Group; President and Chief Executive Officer (since August 1996), Pilgrim Investments; Formerly Chief Executive Officer (November 1993 - December 1995) HSBC Asset Management Americas, Inc., and Chief Executive Officer, and Actuary (May 1986 - October 1993) HSBC Life Assurance Co.

     James M. Hennessy, EXECUTIVE VICE PRESIDENT AND SECRETARY
     40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 50) Executive Vice President and Secretary (since April 1998), Pilgrim Capital (formerly Express America Holdings Corporation), Pilgrim Group, Pilgrim Securities and Pilgrim Investments; Executive Vice President and Secretary of Pilgrim Prime Rate Trust. Formerly Senior Vice President, Pilgrim Capital (April 1995 - April 1998); Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994) and President, Beverly Hills Securities Corp. (January 1990 - June 1992).

     Michael J. Roland, SENIOR VICE PRESIDENT AND PRINCIPAL FINANCIAL OFFICER 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 41) Senior Vice President and Chief Financial Officer, Pilgrim Group, Pilgrim Investments, Pilgrim Securities (since June 1998) and Pilgrim Financial (since August, 1998). He served in same capacity from January, 1995 - April, 1997. Chief Financial Officer of Endeaver Group (April, 1997 to June, 1998).

     Robert S. Naka, VICE PRESIDENT AND ASSISTANT SECRETARY
     40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 35) Vice President, Pilgrim Investments (since April 1997) and Pilgrim Group, Inc. (since February 1997). Vice President and Assistant Secretary of Pilgrim

     Prime Rate Trust. Formerly Assistant Vice President, Pilgrim Group, Inc. (August 1995 - February 1997). Formerly Operations Manager, Pilgrim Group, Inc. (April 1992 - April 1995).

     Robyn L. Ichilov, VICE PRESIDENT AND TREASURER
     40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 31) Vice President, Pilgrim Investments (since August 1997) and Pilgrim Financial (since May 1998), Accounting Manager (since November 1995). Formerly Assistant Vice President and Accounting Supervisor for PaineWebber (June, 1993 - April, 1995).

In addition, the following individuals serve as officers for the indicated
Company:

     PILGRIM ADVISORY FUNDS, INC., PILGRIM INVESTMENT FUNDS, INC. AND PILGRIM GOVERNMENT SECURITIES INCOME FUND, INC.

     Walter E. Auch, ADVISORY OFFICER
     6001 North 62nd Place, Paradise Valley, Arizona. (Age 76). Trustee, Pilgrim Prime Rate Trust and Pilgrim Mutual Funds (formerly Nicholas-Applegate Mutual Funds); Director, Pilgrim Bank and Thrift Fund, Inc.; Geotech Communications, Inc., a mobile radio communications company (since 1987); Fort Dearborn Fund (since 1987); Brinson Funds (since 1994), Smith Barney Trak Fund (since 1992), registered investment companies; Pimco Advisors L.P., an investment manager (since 1994); and Banyan Realty Fund (since
     1987), Banyan Strategic Land Fund (since 1987), Banyan Strategic Land Fund II (since 1988), and Banyan Mortgage Fund (since 1988), real estate investment trusts. Formerly Chairman and Chief Executive Officer, Chicago Board Options Exchange (1979 to 1986); Senior Executive Vice President, Director and Member of the Executive Committee, PaineWebber, Inc. (until
     1979). Formerly, Trustee, Nicholas-Applegate Investment Trust (until 1998).

     PILGRIM INVESTMENT FUNDS.

     Howard N. Kornblue, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 57.) Senior Vice President, Pilgrim Investments (since August 1995). Formerly Senior Vice President, Pilgrim Group, Inc. (November 1986 - April 1995).

     Kevin G. Mathews, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER
     40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 40.) Senior Vice President, Pilgrim Investments (since July 1998). Formerly Vice President, Pilgrim Investments (August 1995 - July 1998); Vice President, Van Kampen America Capital (May 1987 - April 1995).

     BANK AND THRIFT FUND.

     Carl Dorf, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER.
     40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 58.) Senior Vice President (since February 1997), Pilgrim Investments, Inc. Formerly Vice President, Pilgrim Investments, Inc. (August 1995 - February
     1997). Formerly Vice President, Pilgrim Bank and Thrift Fund, Inc. (January 1996 - May 1997). Formerly Vice President, Pilgrim Management Corporation (January 1991 - April 1995).

     GOVERNMENT SECURITIES INCOME FUND

     Charles G. Ullerich, VICE PRESIDENT AND PORTFOLIO MANAGER
     40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 34.) Vice President, Pilgrim Investments (since February 1998). Formerly Assistant Portfolio Manager of Pilgrim Government Securities Income Fund, Inc. (August 1995 - September 1996) and Vice President, First Liberty Bank (April 1991 - August 1995).

PRINCIPAL SHAREHOLDERS. As of _________, 1999, the Directors and Officers of [the Company] as a group owned less than 1% of any class of the Fund's outstanding shares. As of _________, 1999, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:

[TO BE PROVIDED BY AMENDMENT]

INVESTMENT MANAGER. The Investment Manager serves as investment manager to the Funds and has overall responsibility for the management of the Funds. The Investment Manager serves pursuant to separate Investment Management Agreements between the Investment Manager and each Company, except that there are separate agreements for MagnaCap Fund and High Yield Fund. The Investment Management Agreements require the Investment Manager to oversee the provision of all investment advisory and portfolio management services for the Funds.

The Investment Manager, which was organized in December 1994, is registered as an investment adviser with the SEC and serves as investment adviser to registered investment companies (or series thereof) as well as privately managed accounts. As of _________, 1999, the Investment Manager had assets under management of approximately $___ billion. The Investment Manager is a wholly-owned subsidiary of Pilgrim Group, Inc., which is itself a wholly-owned subsidiary of Pilgrim America Capital Corporation, a Delaware corporation, the shares of which are traded on the New York Stock Exchange (NYSE:PFX) and which is a holding company that through its subsidiaries engages in the financial services business.

The Investment Management Agreement for Advisory Funds provides that the Investment Manager, with the approval of the Company's Board of Directors, may select and employ investment advisers to serve as portfolio manager for any Fund ("Portfolio Manager"), and shall monitor the Portfolio Managers' investment programs and results, and coordinate the investment activities of the Portfolio Managers to ensure compliance with regulatory restrictions.

Since November 1, 1997, the Investment Manager has provided investment advisory services to the LargeCap Leaders Fund pursuant to the Investment Management Agreement with Advisory Funds. Prior to that time, investment advisory services were provided to the LargeCap Leaders Fund by a Portfolio Manager selected by the Investment Manager. The Investment Manager employs Portfolio Managers to provide investment advisory services to the Asia-Pacific Equity Fund and the MidCap Value Fund. More information regarding the Portfolio Managers is provided below.

The Investment Manager pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Portfolio Managers, executive salaries and expenses of the Directors and Officers of the Company who are employees of the Investment Manager or its affiliates and office rent of the Company. The Portfolio Managers of the Advisory Funds pay all of their expenses arising from the performance of their obligations under the Portfolio Management Agreements. Subject to the expense reimbursement provisions described in this Statement of Additional Information, other expenses incurred in the operation of the Company are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of the Investment Manager or any Portfolio Manager, or their affiliates; membership dues in the Investment Company Institute; insurance premiums; and extraordinary expenses such as litigation expenses. MagnaCap Fund, High Yield Fund and Government Securities Income Fund are also responsible for the salaries of personnel involved in placing orders for the execution of the Fund's portfolio transactions. Expenses directly attributable to a Fund are charged to that Fund and other expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

Each Investment Management Agreement will continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940
Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager by vote cast in person at a meeting called for the purpose of voting on such approval.

Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Manager. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

ADVISORY FUNDS. The Investment Manager bears the expense of providing its services, and pays the fees of each Advisory Fund's Portfolio Manager. For its services, the MidCap Value Fund and LargeCap Leaders Fund pay the Investment Manager a monthly fee in arrears equal to 1/12 of 1.00% of each Fund's average daily net assets during the month (approximately 1.00% on an annual basis), and the Asia-Pacific Equity Fund pays the Investment Manager a monthly fee in arrears equal to 1/12 of 1.25% of its Fund's average daily net assets during the month (approximately 1.25% on an annual basis). For the fiscal period of September 1, 1995 (commencement of operations) to June 30, 1996, Asia-Pacific Equity Fund, MidCap Value Fund, and LargeCap Leaders Fund paid management fees to the Investment Manager of $169,861, $19,762, and $18,405, respectively. For the fiscal year ended June 30, 1997, Asia-Pacific Equity Fund, MidCap Value Fund, and LargeCap Leaders Fund paid management fees to the Investment Manager of $773,252, $250,512, and $174,325, respectively. For the fiscal year ended June 30, 1998, Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Leaders Fund paid management fees to the Investment Manager of $553,589, $678,816 and $286,830 respectively.

The Investment Manager has entered into an expense limitation agreement with the Advisory Funds, pursuant to which the Investment Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, expenses of any counsel or other persons or services retained by the Company's directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed: 1.50% for LargeCap Leaders Fund and MidCap Value Fund; and 1.75% for Asia-Pacific Equity Fund.

The expense limitation agreement provides that these expense limitations shall continue until June 30, 1999. The Investment Manager may extend, but may not shorten, the period of these limitations without the consent of the Funds, so long as the extension is at the same expense limitation amount discussed above. Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Manager will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements. Each expense limitation agreement will terminate automatically upon termination of the respective investment management agreement with the Investment Manager, and may be terminated by the Investment Manager or the Fund upon 90 days written notice.

Prior to the expense limitation agreement described above, the Investment Manager voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of the Advisory Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, to 0.75%. For the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996, the voluntary fee reduction resulted in a waiver of $________, $________ and $________, respectively.

PILGRIM INVESTMENT FUNDS. As compensation for the foregoing services, the Investment Manager is paid monthly a fee equal to 1.00% per annum of the average daily net assets of the MagnaCap Fund on the first $30 million of net assets. The annual rate is reduced to 0.75% on net assets from $30 million to $250 million; to 0.625% on net assets from $250 million to $500 million; and to 0.50% on net assets over $500 million. As of June 30, 1998, the total net assets of the MagnaCap Fund were approximately $441 million. For the fiscal years ended June 30, 1998, 1997 and 1996, the MagnaCap Fund paid management fees to the current Investment Manager of approximately $2,846,061, $2,157,744 and $1,805,280, respectively.

As compensation for its services, the Investment Manager is paid monthly an annual fee at the rate of 0.60% of the average daily net asset value of the High Yield Fund. Prior to April 17, 1998, the Investment Management fee was an annual fee at a rate of 0.75% on the first $25 million in net assets, 0.625% on net assets over $25 million up to $100 million, 0.50% on net assets over $100 million up to $500 million, and 0.40% for net assets over $500 million. For the fiscal years ended June 30, 1998, 1997 and 1996, the High Yield Fund paid management fees to the current Investment Manager of approximately $977,868, $332,032 and $127,903, respectively.

The Investment Manager has entered into an expense limitation agreement with the High Yield Fund, pursuant to which the Investment Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund's business, expenses of any counsel or other persons or services retained by the Company's directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed 0.75%.

The expense limitation agreement provides that the expense limitation shall continue until June 30, 1999. The Investment Manager may extend, but may not shorten, the period of the limitation without the consent of the High Yield Fund, so long as the extension is at the same expense limitation amount discussed above. The High Yield Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Manager will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement. The expense limitation agreement will terminate automatically upon termination of the respective investment management agreement with the Investment Manager, and may be terminated by the Investment Manager or the High Yield Fund upon 90 days written notice.

Prior to the expense limitation agreement described above, the Investment Manager voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of the High Yield Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, to 0.75%. For the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996, the voluntary fee reduction resulted in a waiver of $269,351, $219,739 and $127,903, respectively.

BANK AND THRIFT FUND. The Bank and Thrift Fund pays the Investment Manager a fee of 1.00% of the first $30,000,000 of average daily net assets, 0.75% of the next $95,000,000 of average daily net assets and 0.70% of average daily net assets in excess of $125,000,000. The fees are computed and accrued daily and paid monthly. For the fiscal years ended December 31, 1995, 1996, 1997 and the six month period ended June 30, 1998, the Bank and Thrift Fund paid management fees to the Investment Manager of $1,421,324, $1,746,917, $2,361,103, and $2,446,063,
respectively. Prior to October 17, 1997, the Investment Manager was paid management fees based on average weekly net assets.

GOVERNMENT SECURITIES INCOME FUND. As compensation for the foregoing services, the Investment Manager is paid monthly a fee equal to 0.50% per annum of the average daily net assets of the Government Securities Income Fund on the first $500 million of net assets. The annual rate is reduced to 0.45% on net assets from $500 million to $1 billion and to 0.40% on net assets in excess of $1 billion. Pursuant to the terms of the Investment Management Agreement, the Investment Manager will reimburse the Government Securities Income Fund to the extent that the gross operating costs and expenses, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution (Rule 12b-1) fees on Class B and Class M shares in excess of an annual rate of .25% of the average daily net assets of these classes, exceed 1.50% of its average daily net asset value for the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. This reimbursement policy cannot be changed unless the agreement is amended, which would require shareholder approval. For the fiscal years ended June 30, 1998, 1997 and 1996, the Government Securities Income Fund paid management fees to the current Investment Manager of approximately $144,487, $170,619 and $208,689, respectively.

PORTFOLIO MANAGERS. The Investment Manager has entered into Portfolio Management Agreements with Portfolio Managers to provide investment advisory services to MidCap Value Fund and Asia-Pacific Equity Fund. The Investment Manager recommended the Portfolio Managers to the Board of Directors of the Company primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. Each Portfolio Manager has discretion to purchase and sell securities for its Fund in accordance with that Fund's investment objective, policies and restrictions. Although the Portfolio Managers are subject to general supervision by the Investment Manager, the Investment Manager does not evaluate the investment merits of specific securities transactions.

HSBC ASSET MANAGEMENT -- HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited (collectively HSBC) serve collectively as Portfolio Managers to the Asia-Pacific Equity Fund. HSBC is part of HSBC Asset Management, the global investment advisory and fund management business of the HSBC Group, which, with headquarters in London, is one of the world's largest banking and financial organizations. HSBC Asset Management currently manages over approximately $49 billion of assets globally for a wide variety of institutional, retail and private clients, with a minimum account size of $10 million for Asia-Pacific investors. As compensation for its services to the Asia-Pacific Equity Fund, the Investment Manager pays HSBC a monthly fee in arrears equal to 1/12 of 0.50% of the Fund's average daily net assets managed during the month. For the fiscal period of September 1, 1995 (commencement of operations) to June 30, 1996, the Investment Manager paid portfolio management fees to HSBC of $62,403. For the fiscal year ended June 30, 1997, the Investment Manager paid portfolio management fees to HSBC of $307,103. For the fiscal year ended June 30, 1998, the Investment Manager paid portfolio management fees to HSBC of $221,487.

CRAMER ROSENTHAL MCGLYNN, LLC -- Cramer Rosenthal McGlynn, LLC. (CRM), serves as Portfolio Manager to the MidCap Value Fund. CRM is registered as an investment adviser under the Investment Advisers Act of 1940. The principal shareholders and portfolio managers of CRM have significant experience in managing the money of pension plans, endowment funds, other institutions and individuals. CRM's predecessor was founded in 1973 to manage portfolios for a select number of wealthy individuals and their related foundations, pension plans and other entities. The three founding principals of the firm have each spent over 35 years in the investment business. CRM manages approximately $4 billion for more than 200 individual and institutional clients, with a minimum account size of $5 million. As compensation for its services to the MidCap Value Fund, the Investment Manager pays CRM a monthly fee in arrears equal to 1/12 of 0.50% of the Fund's average daily net assets managed during the month. For the fiscal period of September 1, 1995 (commencement of operations) to June 30, 1996, the Investment Manager paid portfolio management fees to CRM of $125,000. For the fiscal year ended June 30, 1997, the Investment Manager paid portfolio management fees to CRM of $193,080. For the fiscal year ended June 30, 1998, the Investment Manager paid portfolio management fees to CRM of $339,347. Accounts managed by CRM own in the aggregate approximately 14% of the outstanding voting securities of Pilgrim Capital.

The Portfolio Management Agreements will remain in effect for two years following their date of execution, and thereafter will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager or the Portfolio Managers by vote cast in person at a meeting called for the purpose of voting on such approval.

Each Portfolio Management Agreement is terminable without penalty with not less than 60 days notice by the Board of Directors or by a vote of the holders of a majority of the relevant Fund's outstanding shares voting as a single class, or upon not less than 60 days notice by the Investment Manager. Each Portfolio Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

FORMER PORTFOLIO MANAGER FOR LARGECAP LEADERS FUND -- Ark Asset Management Co., Inc. (Ark) served as Portfolio Manager to the LargeCap Leaders Fund from September 1, 1995 through October 31, 1997. For the fiscal period of September 1, 1995 (commencement of operations) to June 30, 1996, the Investment Manager paid portfolio management fees to Ark of $4,996. For the fiscal year ended June 30, 1997, the Investment Manager paid portfolio management fees to Ark of $60,843. For the period from July 1, 1997 through October 31, 1997, the Portfolio Manager paid portfolio management fees to Ark of $48,365.

DISTRIBUTOR. Shares of each Fund are distributed by Pilgrim Securities, Inc. ("Pilgrim Securities" or the "Distributor") pursuant to a Distribution Agreement between each Company and the Distributor. Each Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such

Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. Each Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the net asset value of the Funds. The Distributor, like the Investment Manager, is a wholly-owned subsidiary of Pilgrim Group, Inc., which is a wholly-owned subsidiary of Pilgrim America Capital Corporation.

ADVISORY FUNDS. For the fiscal period of September 1, 1995 (commencement of operations) to June 30, 1996, total commissions allowed to other dealers under the Funds' underwriting arrangements were approximately $836,554 for Asia-Pacific Equity Fund, $90,542 for MidCap Value Fund, and $70,285 for Large Cap Value Fund. For that same period, the Distributor retained approximately $28,873 or approximately 3.3% of the total commissions assessed on shares of Asia-Pacific Equity Fund, approximately $27,485 or approximately 23.3% of total commissions assessed on shares of MidCap Value Fund, and approximately $70,285 or approximately 27.8% of total commissions assessed on shares of LargeCap Leaders Fund.

For the fiscal year ended June 30, 1997, total commissions allowed to other dealers under the Advisory Funds' underwriting arrangements were approximately $756,504 for Asia-Pacific Equity Fund, $871,644 for MidCap Value Fund, and $479,658 for LargeCap Leaders Fund. For that same period, the Distributor retained approximately $109,236 or approximately 14.4% of the total commissions assessed on shares of Asia-Pacific Equity Fund, approximately $95,048 or approximately 10.9% of total commissions assessed on shares of MidCap Value Fund, and approximately $45,962 or approximately 9.58% of total commissions assessed on shares of LargeCap Leaders Fund.

For the fiscal year ended June 30, 1998, total commissions allowed to other dealers under the Advisory Funds' underwriting arrangements were approximately $271,211 for Asia-Pacific Equity Fund, $1,161,599 for MidCap Value Fund, and $185,225 for LargeCap Leaders Fund. For that same period, the Distributor retained approximately $44,541 or approximately 16.42% of the total commissions assessed on shares of Asia-Pacific Equity Fund, approximately $64,225 or approximately 5.53% of total commissions assessed on shares of MidCap Value Fund, and approximately $8,380 or approximately 4.52% of total commissions assessed on shares of LargeCap Leaders Fund.

MAGNACAP FUND. For the fiscal years ended June 30, 1998, 1997 and 1996, total commissions allowed to other dealers were approximately $1,981,777, $1,545,304 and $954,329, respectively. For the fiscal years ended June 30, 1998, 1997 and 1996, the current Distributor retained approximately $145,641, $93,294 and $23,160 or approximately 7.35%, 6.04% and 2.37% of the total commissions assessed on shares of the Fund.

HIGH YIELD FUND. During the fiscal years ended June 30, 1998, 1997 and 1996, the Distributor received commissions, after allowance to dealers on the sale of the Fund's shares, of $217,320, $100,481 and $1,125, respectively, or approximately 4.55%, 6.28% and 1.09%, respectively, of total commissions assessed on purchases of the Fund.

BANK AND THRIFT FUND. For the fiscal year ended December 31, 1997, and the six-month period ended June 30, 1998, total commissions allowed to other dealers were approximately $2,664,805 and $10,935,047, respectively. For the fiscal year ended December 31, 1997, and the six-month period ended June 30, 1998, the

Distributor retained approximately $202,290 and $1,042,387 or approximately 7.59% and 9.53% of the total commissions assessed on shares of the Fund.

GOVERNMENT SECURITIES INCOME FUND. For the fiscal years ended June 30, 1996, 1997 and 1998, total commissions allowed to other dealers under the Fund's underwriting arrangements were approximately $128,009, $107,900 and $118,851, respectively. For the fiscal years ended June 30, 1998, 1997 and 1996, the current Distributor retained approximately $3,178, $1,965, and $56 or approximately 2.67%, 1.82% and 0.04%, respectively, of the total commissions assessed on shares of the Fund.

RULE 12b-1 PLANS. Each Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares offered by each Fund ("Rule 12b-1 Plans"). The Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M and Class Q shares in amounts not to exceed the following: with respect to Class A shares at an annual rate of up to 0.35% of the average daily net assets of the Class A shares of each Advisory Fund and Bank and Thrift Fund, 0.30% of the average daily net assets of the Class A shares of MagnaCap Fund, and 0.25% of the average daily net assets of the Class A shares of High Yield Fund and Government Securities Income Fund; with respect to Class B shares at an annual rate of up to 1.00% of the average daily net assets of the Class B shares of a Fund; with respect to Class C shares at an annual rate of up to 1.00% of the average daily net assets of the Class C shares of a Fund; with respect to Class M shares at an annual rate of up to 1.00% of the average daily net assets of the Class M shares of a Fund; and with respect to Class Q shares at an annual rate of up to 0.25% of the average daily net assets of the Class Q shares of a Fund. The Board of Directors has approved under the Rule 12b-1 Plans payments of the following amounts to the Distributor each month in connection with the offering, sale, and shareholder servicing of each Class of shares as follows: (i) with respect to Class A shares of each Fund other than MagnaCap Fund at an annual rate equal to 0.25% of the average daily net assets of the Class A shares of the Fund; (ii) with respect to Class A shares of MagnaCap Fund at an annual rate equal to 0.30% of the average daily net assets of the Class A shares of the Fund; (iii) with respect to Class B shares at an annual rate equal to 1.00% of the average daily net assets of the class B shares of a Fund; (iv) with respect to Class C shares at an annual rate of up to 1.00% of the average daily net assets of the Class shares of a Fund;
(v) with respect to Class M shares at an annual rate equal to 0.75% of the average daily net assets of the Class M shares of a Fund; and (v) with respect to Class Q shares at an annual rate equal to 0.25% of the average daily net assets of the Class Q shares of a Fund.

These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M and Class Q shares of the Funds, including payments to dealers for selling shares of the Funds and for servicing shareholders of these classes of the Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25%, 0.25%, 1.00%, 0.65% and 0.25% of a Fund's average daily net assets of Class A, Class B, Class C, Class M and Class Q shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C shares and in the 1st month following a purchase of Class M [and Class Q] shares.

The Distributor will be reimbursed for its actual expenses incurred under a Rule 12b-1 Plan with respect to Class A shares of MagnaCap Fund, High Yield Fund and Government Securities Income Fund. The Distributor has incurred costs and expenses with respect to Class A shares that may be reimbursable in future months or years in the amounts of $4,916,710 for MagnaCap Fund (1.11% of its net assets), $1,561,725 for High Yield Fund (0.56% of its net assets), and $927,642 for Government Securities Income Fund (3.42% of its net assets) as of June 30, 1998. With respect to Class A shares of each other Fund and Class B, Class C, Class M and Class Q shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the Funds or other funds managed by the Investment Manager and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

The Rule 12b-1 Plans have been approved by the Board of Directors of each Fund, including all of the Directors who are not interested persons of the Company as defined in the 1940 Act, and by each Fund's shareholders. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors, including those Directors who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such Funds and their respective shareholders.

Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of each Fund's Class A, B, and M shares for the fiscal year ended June 30, 1998 were as follows (the Funds did not offer Class C or Class Q shares during the fiscal year ended June 30, 1998):

Distribution Expenses                         Class A       Class B      Class M
                                              -------       -------      -------
ASIA-PACIFIC EQUITY FUND
Advertising ............................    $    6,014    $    4,607    $  2,175
Printing ...............................        16,261        12,455       5,881
Salaries & Commissions .................       279,677       214,221     101,160
Broker Servicing .......................        35,497        27,189      12,839
Miscellaneous ..........................         8,977         6,876       3,247
Total ..................................       346,426       265,348     125,302

MIDCAP VALUE FUND
Advertising ............................    $    7,766    $   11,421    $  3,655
Printing ...............................        20,998        30,879       9,881
Salaries & Commissions .................       230,972       339,665     108,693
Broker Servicing .......................        46,000        67,647      21,647
Miscellaneous ..........................        11,951        17,575       5,624
Total ..................................       317,687       467,187     149,500

LARGECAP LEADERS FUND
Advertising ............................    $    2,316    $    4,811    $  1,782
Printing ...............................         6,263        13,008       4,818
Salaries & Commissions .................        73,852       153,386      56,801
Broker Servicing .......................        13,703        28,461      10,541
Miscellaneous ..........................         3,526         7,323       2,712
Total ..................................        99,660       206,989      76,655

MAGNACAP FUND
Advertising ............................    $   55,294    $   12,599    $  2,100
Printing ...............................       149,499        34,063       5,677
Salaries & Commissions .................     1,632,478       371,957      61,993
Broker Servicing .......................       328,369        74,818      12,470
Miscellaneous ..........................        87,012        19,826       3,304
Total ..................................     2,252,652       513,263      85,544

HIGH YIELD FUND ........................    $   14,027    $   21,230    $  2,654
Advertising ............................        37,925        57,400       7,175
Printing ...............................       462,836       700,508      87,563
Salaries & Commissions .................        83,230       125,969      15,746
Broker Servicing .......................        21,913        33,165       4,146
Miscellaneous ..........................       619,931       938,272     117,284
Total ..................................

BANK AND THRIFT FUND
Advertising ............................    $   29,701    $   29,363         N/A
Printing ...............................         6,425       109,808
Salaries & Commissions .................       238,896     1,050,227
Broker Servicing .......................        14,053       241,620
Miscellaneous ..........................         4,352        64,980
Total ..................................       293,427     1,495,998

GOVERNMENT SECURITIES INCOME FUND
Advertising ............................    $    6,061    $      836    $     70
Printing ...............................        16,386         2,260         188
Salaries & Commissions .................       170,071        23,458       1,955
Broker Servicing .......................        35,924         4,955         413
Miscellaneous ..........................         9,393         1,296         108
Total ..................................       237,835        32,805       2,734

Under the Glass-Steagall Act and other applicable laws, certain banking institutions are prohibited from distributing investment company shares. Accordingly, such banks may only provide certain agency or administrative services to their customers for which they may receive a fee from the Distributor under a Rule 12b-1 Plan. If a bank were prohibited from providing such services, shareholders would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other service then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

SHAREHOLDER SERVICING AGENT. Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES. In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Investment Manager. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "The Funds' Investment Objectives and Policies" and "Investment Practices and Risk Considerations." Additional information concerning the characteristics and risks of certain of the Funds' investments are set forth below.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS. Each Fund's assets may be invested in certain short-term, high-quality debt instruments (and, in the case of Bank and Thrift Fund, investment grade debt instruments) and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Manager's or Portfolio Manager's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. Bank and Thrift Fund, MagnaCap Fund, LargeCap Leaders Fund, MidCap Value Fund and Asia-Pacific Equity Fund may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund (except Government Securities Income Fund) may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. LargeCap Leaders Fund, MidCap Value Fund and Asia-Pacific Equity Fund may also invest in long-term U.S. Government securities and money market funds, while Asia-Pacific Equity Fund may invest in short-term obligations of foreign governments and their agencies, instrumentalities, authorities, or political subdivisions. The short-term instruments in which Government Securities Income Fund may invest include short-term U.S. Government securities and repurchase agreements on U.S. Government securities. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

COMMON STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY SECURITIES. Each Fund (other than Government Securities Income Fund) may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations.

These Funds may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.

MIDCAP COMPANY EQUITY SECURITIES. MidCap Value Fund will invest substantially all of its assets, and LargeCap Leaders Fund, Asia-Pacific Equity Fund, and Bank and Thrift Fund may invest, in the equity securities of certain midcap companies. Midcap companies will tend to be smaller, more emerging companies and investment in these companies may involve greater risk than is customarily associated with securities of larger, more established companies. Midcap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of midcap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

SECURITIES OF BANKS AND THRIFTS. Bank and Thrift Fund invests primarily in equity securities of banks and thrifts. A `money center bank' is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. `Regional banks' are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional banks are smaller than money center banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category which constitutes the majority in number of banking organizations are typically smaller institutions that are more geographically restricted and less well-known than money center banks or regional banks and are commonly described as `community banks.'

The Bank and Thrift Fund may invest in the securities of banks or thrifts that are relatively smaller, engaged in business mostly within their geographic region, and are less well-known to the general investment community than money center and larger regional banks. The shares of depository institutions in which the Fund may invest may not be listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System (`NASDAQ'); as a result there may be limitations on the Fund's ability to dispose of them at times and at prices that are most advantageous to the Fund.

The profitability of banks and thrifts is largely dependent upon interest rates and the resulting availability and cost of capital funds over which these concerns have limited control, and, in the past, such profitability has shown significant fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers.

Changes in state and Federal law are producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, state and federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from such regulatory changes, those which do not participate in such consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the federal and state levels and before various bank regulatory agencies. The likelihood of any changes and the impact such changes might have are impossible to determine.

The last few years have seen a significant amount of regulatory and legislative activity focused on the expansion of bank powers and diversification of services that banks may offer. These expanded powers have exposed banks to well-established competitors and have eroded the distinctions between regional banks, community banks, thrifts and other financial institutions.

The thrifts in which the Bank and Thrift Fund invests generally are subject to the same risks as banks discussed above. Such risks include interest rate changes, credit risks, and regulatory risks. Because thrifts differ in certain respects from banks, however, thrifts may be affected by such risks in a different manner than banks. Traditionally, thrifts have different and less diversified products than banks, have a greater concentration of real estate in their lending portfolio, and are more concentrated geographically than banks. Thrifts and their holding companies are subject to extensive government regulation and supervision including regular examinations of thrift holding companies by the Office of Thrift Supervision (the `OTS'). Such regulations have

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undergone substantial change since the 1980's and will probably change in the next few years.

U.S. GOVERNMENT SECURITIES. The Funds may invest in U.S. Government securities which include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Portfolio Manager is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

CORPORATE DEBT SECURITIES. Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

BANKING INDUSTRY OBLIGATIONS. Each Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. The Funds will not invest in obligations issued by a bank unless
(i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. In order to secure prices or yields deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of

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actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

HIGH YIELD SECURITIES. High Yield Fund may invest in high yield securities, which are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or of comparable quality if unrated. High yield securities often are referred to as `junk bonds' and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C --lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C --predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators `+,' no character, and `+' to its rating categories. The indicators show relative standing within the major rating categories.

The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

HIGH YIELD BOND MARKET. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a High Yield Security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

PAYMENT EXPECTATIONS. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

LIQUIDITY AND VALUATION RISKS. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Directors to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent the Funds owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

ZERO COUPON AND PAY-IN-KIND SECURITIES. The Funds may invest in zero coupon and pay-in-kind securities, which do not pay interest in cash. In the event of a default, the Funds may receive no return on its investment. The market prices of zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

TAXATION. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Manager primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Funds' investment objective may be more dependent on the Investment Manager's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Manager continually monitors the investments in the Funds' portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

CONGRESSIONAL PROPOSALS. New laws and proposed new laws may have a negative impact on the market for high yield securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in high yield securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high yield securities. Any such proposals, if enacted, could have a negative effect on the Funds' net asset values.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. The Funds will not invest in highly leveraging derivatives, such as interest-only or principal-only stripped mortgage-backed securities or swaps. In the case of MidCap Value Fund, LargeCap Leaders Fund and Asia-Pacific Equity Fund, it is expected that derivatives will not ordinarily be used for any of the Funds, but a Fund may make occasional use of certain derivatives for hedging. For example, MidCap Value Fund, LargeCap Leaders Fund and Asia-Pacific Equity Fund may purchase put options to attempt to preserve the value of securities that it holds, which it could do by exercising the option if the price of the security falls below the `strike price' for the option. The Advisory Funds will not engage in any other type of options transactions.

Asia-Pacific Equity Fund may enter into forward currency contracts and foreign exchange futures (`futures') contracts, which provide for delivery of a certain amount of foreign currency to the Fund on a specified date. The Fund would enter into a forward currency or futures contract when it intends to purchase or sell a security denominated in a foreign currency and it desires to `lock in' the U.S. dollar price of the security. The Advisory Funds will not engage in any other type of forward contracts or futures contracts.

The High Yield Fund may write covered call options; purchase call options; and engage in financial futures and related options. It is expected that these instruments ordinarily will not be used for High Yield Fund; however, the Fund may make occasional use of these techniques.

Government Securities Income Fund and High Yield Fund may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including GNMA, FNMA, and FHLMC. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

OPTIONS. Each Advisory Fund may purchase put options on portfolio securities in which they may invest that are traded on a U.S. exchange or in the over-the-counter market and, for the Asia-Pacific Equity Fund, on a foreign securities exchange. A put option gives the Fund the right to sell a security it holds at a specified price. An Advisory Fund may not invest more than 5% of its assets (taken at market value at the time of such investment) in put options. An Advisory Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to their expirations, put options may be sold in closing sale transactions.

High Yield Fund may write only covered call option contracts. The writing of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A Fund would write a call option if it believes that the premium would increase total return. The primary risk of writing call options is that, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price. Currently, the principal exchanges on which such options may be written are the Chicago Board Option Exchange and the American, Philadelphia and Pacific Stock Exchanges. In addition, and in certain instances, the Funds may purchase and sell options in the over-the-counter market ("OTC Options"). The Funds' ability to close option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options.

In order to close out a position, High Yield Fund will make a "closing purchase transaction"-- the purchase of a call option on the same security with the same exercise price and expiration date as the call option that it has previously written on any particular security. High Yield Fund may purchase options only to close out a position. The Fund will effect a closing purchase transaction so as to close out any existing call option on a security that it intends to sell. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to execute a closing purchase transaction is less or more than the amount received from the sale thereof. In determining the term of any option written, the Fund will consider the Internal Revenue Code's limitations on the sale or disposition of securities held for less than three months in order to maintain its status as a regulated investment company.

The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. High Yield Fund will write OTC Options only with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Manager. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

A Fund will receive a premium (less any commissions) from the writing of such contracts, and it is believed that the total return to the Fund can be increased through such premiums consistent with the Fund's investment objectives. Generally, High Yield Fund expects that options written by it will be conducted on recognized securities exchanges.

In determining net asset value, the current market value of any option written by a Fund is subtracted from net asset value. If the current market value of the option exceeds the premium received by the Funds, the excess represents an unrealized loss, and, conversely, if the premium exceeds the current market value of the option, such excess would be unrealized gain.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS. High Yield Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. The Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

High Yield Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

In contrast to the situation when High Yield Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. High Yield Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. The Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

RISKS RELATING TO OPTIONS AND FUTURES CONTRACTS. The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. High Yield Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund have insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Funds to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the Investment Manager to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price

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distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

MORTGAGE-RELATED SECURITIES. Government Securities Income Fund may invest up to 100% of its assets and High Yield Fund may invest up to 35% of its assets in certain types of mortgage-related securities. One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

Government Securities Income Fund will purchase only U.S. Government Agency Mortgage-Backed Securities. These securities are obligations issued or guaranteed by the U.S. Government or by one of its agencies or instrumentalities, including but not limited to GNMA, FNMA or FHLMC. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not obligated by law to support either FNMA or FHLMC. However, historically there have not been any defaults of FNMA or FHLMC issues. Mortgage-backed securities consist of interests in underlying mortgages with maturities of up to thirty years. However, due to early unscheduled payments of principal on the underlying mortgages, the securities have a shorter average life and, therefore, less volatility than a comparable thirty-year bond.

The prices of high coupon U.S. Government Agency Mortgage-Backed Securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing. The Government Securities Income Fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce the market value of and income from such securities, while a slower prepayment rate will tend to increase the market value of and income from such securities.

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High Yield Fund may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

High Yield Fund expect that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Manager may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

Other types of mortgage-related securities in which the High Yield Fund may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of
1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and
(d) are not registered or regulated under the 1940 Act as investment companies.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can

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be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

GNMA CERTIFICATES. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Funds may purchase are the "modified pass-through" type.

GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

FHLMC SECURITIES. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FNMA SECURITIES. "FNMA" is a federally chartered and privately owned corporation that was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in twelfth year.

SUBORDINATED MORTGAGE SECURITIES. High Yield Fund may also invest in subordinated mortgage securities that have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.

The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The Investment Manager will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Manager has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Manager, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Manager will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

CREDIT ENHANCEMENT. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

OPTIONAL TERMINATION OF A TRUST. A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

UNDERLYING MORTGAGE LOANS. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

ZERO COUPON AND PAY-IN-KIND SECURITIES. High Yield Fund may invest in zero coupon and pay-in-kind securities. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

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Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. High Yield Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Funds until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. Each of the Advisory Funds, High Yield Fund and MagnaCap Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

FOREIGN AND EMERGING MARKET SECURITIES. Asia-Pacific Equity Fund invests primarily, and MagnaCap Fund may invest up to 5% of its total assets, in certain foreign securities (including ADRs). High Yield Fund may invest up to 10% of its total assets in debt obligations (including preferred stocks) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These securities may be denominated in either U.S. dollars or in non-U.S. currencies. LargeCap Leaders Fund may invest in ADRs. ADRs are dollar-denominated receipts issued generally by domestic banks and representing a deposit with the bank of a security of a foreign issuer, and are publicly traded in the U.S. Asia-Pacific Equity Fund will invest substantially all of its assets in the equity securities of companies based in the Asia-Pacific region. Asia-Pacific countries include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, although the Fund will not invest in Japan and Australia.

Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and

                                      -33-
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issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Manager or Portfolio Manager will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund's investment objective is to seek long-term capital appreciation and any income earned by the Fund should be considered incidental.

The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

INTERNATIONAL DEBT SECURITIES. High Yield Fund may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. No more than 10% of the Fund's total assets, at the time of purchase, will be invested in securities of foreign issuers. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

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Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Manager as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

INVESTING IN DEVELOPING ASIA-PACIFIC SECURITIES MARKETS AND ECONOMIES. The securities markets of developing Asia-Pacific countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region, such as in Japan. Developing Asia-Pacific brokers typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements of open-end investment companies and the restrictions on foreign investments discussed below, result in potentially fewer investment opportunities for Asia-Pacific Equity Fund and may have an adverse impact on the investment performance of the Fund. The Fund's investment restrictions permit it to invest up to 15% of its net assets in securities that are determined by the Portfolio Manager to be illiquid.

The investment objective of Asia-Pacific Equity Fund reflects the belief that the economies of the developing Asia-Pacific countries will continue to grow in such a fashion as to provide attractive investment opportunities. At the same time, emerging economies present certain risks that do not exist in more established economies. Especially significant is that political and social uncertainties exist for many of the developing Asia-Pacific countries. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors. In addition, certain developing Asia-Pacific countries, such as the Philippines, are especially large debtors to commercial banks and foreign governments.

Archaic legal systems in certain developing Asia-Pacific countries also may have an adverse impact on the Asia-Pacific Equity Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain developing Asia-Pacific countries. Similarly, the rights of investors in Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing Asia-Pacific countries. For example, some of the currencies of developing Asia-Pacific countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries face serious exchange constraints. In addition, as mentioned above, governments of many developing Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector.

In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing Asia-Pacific countries, which could affect private sector companies and the Asia-Pacific Equity Fund, as well as the value of securities in the Fund's portfolio.

In addition to the relative lack of publicly available information about developing Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as are applicable to U.S. companies, inflation accounting rules in some developing Asia-Pacific countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Asia-Pacific Equity Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries, if possible.

As a result, the Portfolio Manager of Asia-Pacific Equity Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including the Portfolio Manager of the Fund, have had no or limited prior experience.

RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Asia-Pacific Equity Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Asia-Pacific Equity Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Asia-Pacific Equity Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of the Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts the Asia-Pacific Equity Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

The introduction of the euro (a common currency for the European Economic and Monetary Union) in January 1999 could have an adverse effect of the Fund's ability to value holdings denominated in local currencies and on trading and other administrative systems which affect such securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Asia-Pacific Equity Fund may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to purchase or sell foreign currencies. Asia-Pacific Equity Fund may not invest more than 5% of its assets (taken at market value at the time of investment) in forward foreign currency contracts.

A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in an illiquid or restricted security if the Investment Manager or Portfolio Manager believes that it presents an attractive investment opportunity, except that MagnaCap Fund may not invest in restricted securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

Each Fund (except MagnaCap Fund) may purchase restricted securities (I.E., securities the disposition of which may be subject to legal restrictions) and securities that may not be readily marketable. Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Company's Board of Directors.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale.

OTHER INVESTMENT COMPANIES. LargeCap Leaders Fund, MidCap Value Fund, Bank and Thrift Fund and Asia-Pacific Equity Fund each may invest in other investment companies ("Underlying Funds"). Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund.

There are some potential disadvantages associated with investing in other investment companies. For example, you would indirectly bear additional fees. The Underlying Funds pay various fees, including, management fees, administration fees, and custody fees. By investing in those Underlying Funds indirectly, you indirectly pay a proportionate share of the expenses of those funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Fund.

REPURCHASE AGREEMENTS. Each Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under a repurchase agreement, the Funds acquire a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Funds to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements is usually quite short, from overnight to one week, while the underlying securities generally have longer maturities.

Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. The instruments held as collateral are valued daily, and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral." The Investment Manager will monitor the value of the collateral to ensure that it meets or exceeds the repurchase price. In all cases, the Investment Manager must find the creditworthiness of the other party to the transaction satisfactory before execution. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of the Fund's total assets would be invested in such repurchase agreements.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS. The Government Securities Income Fund may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

In order to enhance portfolio returns and manage prepayment risks, Government Securities Income Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, Government Securities Income Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When Government Securities Income Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

PARTICIPATION INTERESTS. High Yield Fund may invest in participation interests, subject to the limitation on its net assets that may be invested in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by a bank or other financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. The Fund must look to the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund would experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the bank to perform its obligations in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, MagnaCap Fund, Government Securities Income Fund, and High Yield Fund may lend portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with Pilgrim Investments, Inc. (the "Investment Manager"). The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

DIVERSIFICATION. Each Fund is diversified, which means that it meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

PAIRING-OFF TRANSACTIONS. Government Securities Income Fund engages in a pairing-off transaction when the Fund commits to purchase a security at a future date ("delayed delivery" or "when issued"), and then prior to the predetermined settlement date, the Fund "pairs-off" the purchase with a sale of the same security prior to, or on, the original settlement date. At all times when the Fund has an outstanding commitment to purchase securities, cash and/or liquid assets equal to the value of the outstanding purchase commitments will be segregated from general investible funds and marked to the market daily.

When the time comes to pay for the securities acquired on a delayed delivery basis, Government Securities Income Fund will meet its obligations from the available cash flow, sale of the securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Whether a pairing-off transaction produces a gain for Government Securities Income Fund, depends upon the movement of interest rates. If interest rates decrease, then the money received upon the sale of the same security will be greater than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered. Consequently, the Fund will experience a gain. However, if interest rates increase, than the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered. Consequently, the Fund will experience a loss.

BORROWING. Each Advisory Fund may borrow money from banks solely for temporary or emergency purposes, but not in an amount exceeding one-third of the value of its total assets. Magna Fund and High Yield Fund may borrow from banks solely for temporary or emergency purposes, but not in an amount exceeding 5% of the value of its total assets. Bank and Thrift Fund may borrow, only in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions. Government Securities Income Fund may borrow money from banks solely for temporary or emergency purposes, but not in an amount in excess of 10% of the value of its total assets.

For the Government Securities Income Fund , no additional investment may be made while any such borrowings are in excess of 5% of total assets. For purposes of this investment restriction, the Fund's entry into reverse repurchase agreements and dollar-rolls and delayed delivery transactions, including those relating to pair-offs, shall not constitute borrowings. Such borrowings, together with reverse repurchase agreements, may constitute up to 33% of the Fund's total assets. The Government Securities Income Fund may not mortgage, pledge or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the Fund's purchasing of securities on a forward commitment or delayed delivery basis, entering into reverse repurchase agreements and engaging in dollar-roll transactions.

Under the Investment Company Act of 1940, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

 Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

SHORT SALES AGAINST THE BOX. MidCap Value Fund is authorized to make short sales of securities it owns or has the right to acquire at no additional cost through conversion or exchange of other securities it owns (referred to as short sales "against the box"). When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through the broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by an offsetting future gain in the short position. No more than 5% of the Fund's net assets may be used to cover such short positions. In addition, the Fund's ability to enter into short sales may be limited by certain tax requirements.

                    INVESTMENT RESTRICTIONS - ADVISORY FUNDS

Advisory Funds have adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. None of the Funds may:

(1) invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(2) invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities;

(3) invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of companies primarily engaged in any one industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (or repurchase agreements with respect thereto);

(4) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies:

     (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

     (b)  enter into repurchase agreements; and

     (c) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

(5) borrow money or pledge, mortgage, or hypothecate its assets, (a) except that a Fund may borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and
     (b) and except that the following shall not be considered a pledge, mortgage, or hypothecation of a Fund's assets for these purposes: entering into reverse repurchase agreements; transactions in options, futures, options on futures, and forward currency contracts; the deposit of assets in escrow in connection with the writing of covered put and call options; and the purchase of securities on a "when-issued" or delayed delivery basis; collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts;

(6) issue senior securities, except insofar as a Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with that Fund's borrowing policies, and except for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

(7) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter under the federal securities laws;

(8) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate or securities of companies that deal in real estate or mortgages).

The Advisory Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). Unless otherwise indicated, a Fund may not:

(1) invest in securities that are illiquid if, as a result of such investment, more than 15% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

(2)  invest in companies for the purpose of exercising control or management;

(3) purchase or sell physical commodities or commodities contracts (which, for purposes of this restriction, shall not include foreign currency or forward foreign currency contracts), except any Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or securities, and options on such futures contracts;

(4) invest directly in interests in oil, gas or other mineral exploration or development programs or mineral leases (other than marketable securities of companies engaged in the business of oil, gas, or other mineral exploration).

(5) invest more than 5% of its total assets in warrants, whether or not listed on the New York or American Stock Exchanges, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by a Fund in units or attached to securities are not included in this restriction;

(6) purchase securities of issuers which are restricted from being sold to the public without registration under the Securities Act of 1933 (unless such securities are deemed to be liquid under the Company's Liquidity Procedures) if by reason of such investment the Fund's aggregate investment in such securities will exceed 10% to the Fund's total assets;

(7) invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years;

(8) invest in puts, calls, straddles, spreads or any combination thereof if, as a result of such investment, more than 5% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

(9) loan portfolio securities unless collateral values are continuously maintained at no less than 100% by "marking to market" daily;

(10) invest in real estate limited partnerships.

Other non-fundamental policies include the following: each Fund may not purchase securities on margin; make short sales, except for short sales "against the box," or purchase or retain in its portfolio any security if an officer or Director of the Company or the Investment Manager or any Portfolio Manager owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer.

                     INVESTMENT RESTRICTIONS - MAGNACAP FUND

MagnaCap Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund MAY NOT:

(1)  Engage in the underwriting of securities of other issuers.

(2) Invest in "restricted securities" which cannot in the absence of an exemption be sold without an effective registration statement under the Securities Act of 1933, as amended.

(3) Engage in the purchase and sale of interests in real estate, commodities or commodity contracts (although this does not preclude marketable securities of companies engaged in these activities).

(4) Engage in the making of loans to other persons, except (a) through the purchase of a portion of an issue of publicly distributed bonds, debentures or other evidences of indebtedness customarily purchased by institutional investors or (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities."

(5) Borrow money except from banks for temporary or emergency purposes, and then not in excess of 5% of the value of its total assets.

(6) Mortgage, pledge or hypothecate its assets in any manner, except in connection with any authorized borrowings and then not in excess of 10% of the value of its total assets.

(7) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of its portfolio transactions.

(8)  Effect short sales, or purchase or sell puts, calls, spreads or straddles.

(9) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, or participate on a joint or joint and several basis in any securities trading account.

(10) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

(11) Invest more than 25% of the value of its total assets in any one industry.

(12) Purchase or retain in its portfolio any security if an Officer or Director of the Fund or its investment manager owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer.

(13) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors without shareholder approval. The Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of its net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. The Fund will not engage in the purchase or sale of real estate or real estate limited partnerships. The Fund also will not make loans to other persons unless collateral values are continuously maintained at no less than 100% by "marking to market" daily. The Fund also may not invest more than 5% of its total assets in securities of companies which, including predecessors, have not had a record of at least three years of continuous operations, and may not invest in any restricted securities.

                    INVESTMENT RESTRICTIONS - HIGH YIELD FUND

High Yield Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

(1) Issue senior securities. Good faith hedging transactions and similar investment strategies will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current SEC interpretations.

(2)  Underwrite securities of other issuers.

(3) Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indexes and options on futures contracts or indexes and currencies underlying or related to any such futures contracts.

(4) Make loans to persons except (a) through the purchase of a portion of an issue of publicly distributed bonds, notes, debentures and other evidences of indebtedness customarily purchased by institutional investors, (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities," or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

(5) Purchase the securities of another investment company or investment trust, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

(6) Purchase any securities on margin or effect a short sale of a security. (This restriction does not preclude the Fund from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities.)

(7) Buy securities from or sell securities to its investment adviser or principal distributor or any of their affiliates or any affiliates of its Directors, as principal.

(8) Buy, lease or hold real property except for office purposes. (This restriction does not preclude investment in marketable securities of companies engaged in real estate activities.)

(9) As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than the United States Government) or acquire more than 10% of the outstanding voting securities of any one issuer; but as to the remaining 25% of its total assets, it retains freedom of action.

(10) Borrow money except from banks for temporary or emergency purposes and not for investment purposes, and then only in amounts not in excess of 5% of the value of its total assets.

(11) Invest in the securities of any company that, including its predecessors, has not been in business for at least three years.

(12) Invest more than 25% of the value of its total assets in any one industry.

(13) Invest in securities of any one issuer for the purpose of exercising control or management.

The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors without shareholder approval. Notwithstanding the restrictions above, the High Yield Fund will not, so long as its shares are registered for sale in the State of South Dakota: (i) have more than 10% of its total assets invested in securities of issuers that the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended; (ii) have more than 10% of its total assets invested in real estate investment trusts or investment companies; (iii) have more than 5% of its assets invested in options, financial futures or stock index futures, other than hedging positions or positions that are covered by cash or securities; (iv) have more than 5% of its assets invested in equity securities of issuers that are not readily marketable and securities of issuers that have been in operation for less than three years; and (v) invest any part of its total assets in real estate or interests in real estate, excluding readily marketable securities and real estate used for office purposes; commodities, other than precious metals not to exceed 10% of the Fund's total assets; commodity futures contracts or options other than as permitted by investment companies qualifying for an exemption from the definition of commodity pool operator; or interests in commodity pools or oil, gas or other mineral exploration or development programs.

The High Yield Fund will not, so long as its shares are registered for sale in the State of Texas, invest in oil, gas or other mineral leases or in real estate limited partnerships. The Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of its net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. The Fund will not make loans unless collateral values are continuously maintained at no less than 100% by "marking to market" daily.

The High Yield Fund will not, so long as its shares are registered for sale in the State of Ohio: (i) purchase or retain securities of any issuer if the officers or directors of the Fund, its adviser or manager owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer, or (ii) borrow, pledge, mortgage or hypothecate its assets in excess of 1/3 of total Fund assets. The Fund will only borrow money for emergency or extraordinary purposes.

                 INVESTMENT RESTRICTIONS - BANK AND THRIFT FUND

Bank and Thrift Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

(1) Invest more than 25% of its total assets in any industry or group of related industries other than the banking and thrift industries, except for temporary or defensive positions.

(2) Borrow, except that it may borrow in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions.

(3) Invest in repurchase agreements maturing in more than 7 days, if as a result of such investment more than 10% of the Fund's total assets would be invested in such repurchase agreements.

(4) Purchase securities for which there are legal or contractual restrictions on resale, if as a result of such purchase more than 10% of the Fund's total assets would be invested in such securities.

(5) Invest more than 5% of the value of its net assets in marketable warrants to purchase common stock.

(6) Purchase securities of any one issuer, other than U.S. Government securities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of an issuer or more than 10% of any class of securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to the restrictions in this Item 6. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences.

(7) Act as an underwriter of securities of other issuers, except, to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities (See also Item 4 above.).

(8) Purchase or sell real estate, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, or write, purchase, or sell straddles, spreads or combinations thereof.

(9) Make loans, except that the Fund may purchase or hold Debt Securities in accordance with its investment policies and objectives.

(10) Purchase securities on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings permitted by Item 2 above and then only in an amount up to 15% of the value of the Fund's total assets at the time of borrowing.

The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval. Appropriate notice will be given of any changes in these restrictions made by the Board of Directors. The Fund may not:

(11) Participate on a joint or joint and several basis in any trading account in securities.

(12) Purchase securities of any issuer for the purposes of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

(13) Invest more than 5% of the Fund's total assets in securities of any issuer which, together with its predecessors, has been in continuous operation less than three years.

(14) Purchase or retain the securities of any issuer if those officers or Directors of the Fund or officers or Directors of the Investment Manager who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

(15) Invest in illiquid securities if, as a result, more than 15% of the Fund's net assets would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in a percentage from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing restrictions.

           INVESTMENT RESTRICTIONS - GOVERNMENT SECURITIES INCOME FUND

Government Securities Income Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of
(1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund MAY not:

(1) Purchase any securities other than obligations issued or guaranteed by the United States Government or its agencies, some of which may be subject to repurchase agreements. There is no limit on the amount of the Fund's assets that may be invested in the securities of any one issuer of such obligations.

(2) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan or (c) by the loan of its portfolio securities in accordance with the policies described under "Investment Objective and Policies."

(3) (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 10% of its total assets (at the lower of cost or fair market value). No additional investment may be made while any such borrowing are in excess of 5% of total assets. For purposes of this investment restriction, the entry into reverse repurchase agreements, dollar-rolls and delayed delivery transactions, including those relating to pair-offs, shall not constitute borrowing.

     (b) Mortgage, pledge or hypothecate any of its assets except to the extent necessary to secure permitted borrowing and to the extent related to the deposit of assets in escrow in connection with (i) the purchase of securities on a forward commitment or delayed delivery basis, and (ii) reverse repurchase agreements and dollar-rolls.

     (c) Borrow money, including the entry into reverse repurchase agreements and dollar roll transactions and purchasing securities on a delayed delivery basis, if, as a result of such borrowing, more than 33-1/3 of the total assets of the Fund, taken at market value at the time of such borrowing, is derived from borrowing. For purposes of this limitation, a delay between purchase and settlement of a security that occurs in the ordinary course for the market on which the security is purchased or issued is not considered a purchase of a security on a delayed delivery basis.

(4) Purchase securities on margin, sell securities short or participate on a joint or joint and several basis in any securities trading account. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

(5) Underwrite any securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(6) Buy or sell interests in oil, gas or mineral exploration or development programs, or purchase or sell commodities, commodity contracts or real estate. (Does not preclude the purchase of GNMA mortgage-backed certificates.)

(7) Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the Officers and Directors of the Fund or its Investment Manager own beneficially more than 1/2 of 1%, and such Officers and Directors holding more than 1/2 of 1% together own beneficially more than 5%, of the issuer's securities.

(8) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

(9) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors without shareholder approval. The Fund will not invest more than 5% of the net assets of the Fund in warrants, whether or not listed on the New York or American Stock Exchanges, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this restriction. The Fund will not, so long as its shares are registered in the State of Texas, invest in oil, gas, or other mineral leases or real estate limited partnership interests. The Fund will not make loans to others, unless collateral values are continuously maintained at no less than 100% by "marking to market" daily.

                             PORTFOLIO TRANSACTIONS

Each Investment Management Agreement and Portfolio Management Agreement authorizes the Investment Manager or Portfolio Manager to select the brokers or dealers that will execute the purchase and sale of investment securities for each Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements and Portfolio Management Agreements, each Investment Manager or Portfolio Manager determines, subject to the instructions of and review by the Board of Directors of the Fund, which securities are to be purchased and sold by the Funds and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of an Investment Manager or Portfolio Manager, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, each Investment Manager or Portfolio Manager will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. With respect to Bank and Thrift Fund, such other Factors would include firm's ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. The Investment Managers or Portfolio Manager will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Manager, and/or the Portfolio Manager, and provide other services in addition to execution services. Each Investment Manager or Portfolio Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Manager or Portfolio Manager to be useful in varying degrees, but of indeterminable value. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the Pilgrim Group or any of the Investment Managers or Portfolio Managers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD") Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will continue to be the Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Manager or the Portfolio Manager, even if the specific services were not imputed to the Fund and were useful to the Investment Manager and/or Portfolio Manager in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager or Portfolio Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker.

Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Manager or Portfolio Manager. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Investment Manager or Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Manager's or Portfolio Manager's other clients in a manner deemed fair and reasonable by the Investment Manager or Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by a Investment Manager or Portfolio Manager, and the results of such allocations, are subject to periodic review by the Board of Directors. To the extent any of Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned.

Each Fund does not intend to effect any transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Manager, except for any sales of portfolio securities that may legally be made pursuant to a tender offer, in which event the Investment Manager will offset against its management fee a part of any tender fees that may be legally received and retained by an affiliated broker-dealer.

Brokerage commissions paid by each Fund for each of the last three fiscal years are as follows:

    BROKERAGE COMMISSIONS                FOR THE FISCAL YEARS ENDED JUNE 30,
    ---------------------             -----------------------------------------
                                        1996            1997             1998
                                        ----            ----             ----
Asia-Pacific Equity Fund              $262,886        $320,036         $302,383
MidCap Value Fund                     $210,161        $146,795         $ 16,687
LargeCap Leaders Fund                 $  8,460        $ 56,375         $ 50,835
MagnaCap Fund                         $113,000        $600,000         $456,000
High Yield Fund                       $      0        $      0         $      0
Government Securities Income Fund     $      0        $      0         $      0

For Bank and Thrift Fund, for the years ended December 31, 1995, 1996, 1997, and the six month period ended June 30, 1998, the total brokerage commissions paid by the Fund amounted to approximately $49,000, $85,000, $90,000, and $316,000, respectively.

PORTFOLIO TURNOVER

The Funds place no restrictions on portfolio turnover. While any of the Funds may from time to time sell a security it has held for a short period of time, none of the Funds has a policy of engaging in short-term trading or generating short-term gains. The turnover rate may vary greatly from year to year as well as within a year, and may also be affected by cash requirements for redemptions, short-term interest rate volatility, the necessity of maintaining a Fund as a regulated investment company under the Internal Revenue Code in order to receive favorable tax treatment and other special market conditions. The following table shows the portfolio turnover rates for the Funds for each of the last two fiscal years:

   PORTFOLIO TURNOVER                         FOR THE FISCAL YEARS ENDED*
   ------------------                         ---------------------------
                                               1997                 1998
                                               ----                 ----
Asia-Pacific Equity Fund                        38%                  81%
MidCap Value Fund                               86%                  85%
LargeCap Leaders Fund                           86%                  78%
MagnaCap Fund                                   77%                  53%
High Yield Fund                                394%                 209%
Bank and Thrift Fund                            22%                   2%**
Government Securities Income Fund              172%                 134%

* The Fiscal years of each Fund ends as of June 30, except the fiscal year for Bank and Thrift Fund prior to June 30, 1998 ended on December 31.
**  For the six-month period ended June 30, 1998.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. Authorized dealers will be paid commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge if liquidated. The Distributor may, from time to time, at its discretion, allow the selling dealer to retain 100% of such sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Funds and other funds managed by the Investment Manager. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state.

Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Portfolio Manager intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Company reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE. Class A or Class M shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Manager in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

Any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the Pilgrim Fund purchased.

Class A or Class M Shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end Pilgrim Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

Shareholders of Pilgrim General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other open-end Pilgrim Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

Officers, directors and bona fide full-time employees of the Company and officers, directors and full-time employees of the Investment Manager, any Portfolio Manager, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager or any Portfolio Manager, may purchase Class A or Class M Shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Company may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at net asset value without any commission or concession.

Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Manager or from Pilgrim Prime Rate Trust.

Class A or Class M shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim Fund distributed by the Distributor or from Pilgrim Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Pilgrim Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Pilgrim Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee (`wrap accounts'); and (vi) any registered investment company for which Pilgrim Investments, Inc. serves as adviser.

Shares of the MagnaCap Fund are acquired at net asset value by Investors Fiduciary Trust Company, Kansas City, Missouri, as Custodian for Pilgrim Investment Plans, a unit investment trust for the accumulation of shares of the Fund. As of September 30, 1998, less than 2% of the Fund's then total outstanding shares were held by said Custodian for the account of such plan holders.

The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION. An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of any of the Funds which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Pilgrim Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Manager's funds (excluding Pilgrim General Money Market Shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at Pilgrim Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price.

If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor (excluding Pilgrim General Money Market Shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

Shares of the Fund and other open-end Pilgrim Funds (excluding Pilgrim General Money Market Shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

Due to the relatively high cost of handling small investments, each Fund Company reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. For purchase payments subject to such CDSC, the Distributor may pay out of its own assets a commission from 0.25% to 1.00% of the amount invested for Class A purchases over $1 million, and 4% of the amount invested for Class B shares. For Class C Shares, the Distributor may pay out of its own assets a commission of 1.00% of the amount invested for Class C shares of any Equity Fund and the Convertible, Balanced and High Yield Funds and 0.75% of the amount invested for Class C shares of any Income Fund other than High Yield Fund.

Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares or (iii) were exchanged for shares of another fund managed by the Investment Manager, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

The CDSC or redemption fee will be waived for certain redemptions of shares upon
(i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Manager deems it advisable to obtain such advice, to the effect that
(1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

                          DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the last reported bid price on the valuation day. Portfolio securities underlying traded call options written by the High Yield Fund will be valued at their market price as determined above;

however, the current market value of the option written by the High Yield Fund will be subtracted from net asset value. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. The mortgage securities held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Company. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of net asset value of a Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to a Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors.

In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B, Class C and Class M shares. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

                             SHAREHOLDER INFORMATION

Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Each Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

As discussed in the Prospectus, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS. For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in
Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES. As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

     1. Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

     2. Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

     3. Pilgrim Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

     4. Telephone redemption requests must meet the following conditions to be accepted by Pilgrim Funds:

          (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous sixty (30) days.

          (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

          (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

          (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

          (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

     5. If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Pilgrim Fund being acquired.

     6. Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

     7. Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Pilgrim at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

     8. If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

     9. Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

     10. Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

                                  DISTRIBUTIONS

As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS. Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Net capital gains from assets held for one year of less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. If the High Yield Fund invests in certain high yield original issue discount securities issued by corporations, a portion of the original issue discount accruing on the securities may be eligible for the deduction for dividends received by corporations. In such event, properly designated dividends of investment company taxable income received from the High Yield Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election is available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN WITHHOLDING TAXES. Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of an Advisory Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Advisory Fund will be eligible and intends to elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by an Advisory Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Advisory Fund's taxable year whether the foreign taxes paid by the Advisory Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of an Advisory Fund's income flows through to its shareholders. With respect to an Advisory Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivable and payable, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS. The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX. If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. Were that to occur, the affected security would again have to be held for the requisite period before its disposition to avoid treating that security as having been sold within the first three months of its holding period. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES. It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING. Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES. Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)n = ERV

Where:
              P =  a hypothetical initial payment of $1,000,
              T =  the average annual total return,
                   n =     the number of years, and
                   ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Prior to October 17, 1997, the Bank and Thrift Fund operated as a closed-end investment company. Upon conversion of the Fund to an open-end investment company on October 17, 1997, all outstanding shares of Common Stock of the Fund were designated as Class A shares. Performance information for the period prior to October 17, 1997 reflects the performance of the Fund as a closed-end fund. Performance information presented by the Fund for all periods is restated to reflect the current maximum front-end sales load payable by the Class A shares of the Fund. Performance information for the period prior to October 17, 1997 has not been adjusted to reflect annual Rule 12b-1 fees of Class A shares plus additional expenses incurred in connection with operating as an open-end investment company. Performance would have been lower if adjusted for these charges and expenses. Performance information for all periods after October 17, 1997 reflects Class A's annual Rule 12b-1 fees and other expenses associated with open-end investment companies.

Government Securities Income Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six-month period from July to December 1992 that caused the Fund to exceed its 10% investment restriction on borrowing. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its borrowing restriction.

Quotations of yield for a Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                   a-b
                                2[(--- +1)6 -1]
                                    cd
where

     a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The High Yield Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load.

ADDITIONAL PERFORMANCE QUOTATIONS. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

PERFORMANCE COMPARISONS. In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C and Class M shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results. Prior to October 17, 1997, the Bank and Thrift Fund was rated as a closed-end fund, which had a different fee structure. Fee structures are incorporated into certain ratings. If the Fund had been rated using the fee structure of an open-end fund, ratings for those periods may have been different.

The average annual total returns, including sales charges, for each class of shares of each Fund for the one-five-and ten-year periods ended December 31, 1998, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to December 31, 1998, is as follows:

                                                                      SINCE
                                      1 YEAR    5 YEAR    10 YEAR   INCEPTION(1)
                                      ------    ------    -------   ------------
ASIA-PACIFIC EQUITY FUND(1)
    Class A                          -20.37%       N/A       N/A      -19.55%
    Class B                          -20.57%       N/A       N/A      -19.51%
    Class M                          -19.26%       N/A       N/A      -19.47%

LARGECAP LEADERS FUND(1)
    Class A                           13.16%       N/A       N/A       18.67%
    Class B                           14.33%       N/A       N/A       19.28%
    Class M                           15.43%       N/A       N/A       18.93%

MIDCAP VALUE FUND(1)
    Class A                           -1.15%       N/A       N/A       15.53%
    Class B                           -0.75%       N/A       N/A       16.07%
    Class M                            0.63%       N/A       N/A       15.70%

MAGNACAP FUND(2)
    Class A                            9.40%    18.46%    15.13%          N/A
    Class B                           10.26%       N/A       N/A       20.73%
    Class M                           11.56%       N/A       N/A       20.31%

HIGH YIELD FUND(3)
    Class A                           -7.60%     7.36%      8.88%         N/A
    Class B                           -8.02%       N/A        N/A       7.75%
    Class M                           -6.58%       N/A        N/A       7.69%

BANK AND THRIFT FUND(4)
    Class A                           -7.48%    25.89%    20.90%          N/A
    Class B                           -7.27%       N/A       N/A        4.29%

GOVERNMENT SECURITIES INCOME FUND(5)
    Class A                            0.63%     4.20%      6.56%         N/A
    Class B                           -0.15%       N/A        N/A       4.42%
    Class M                            1.66%       N/A        N/A       4.50%

1 Class A, B and M shares of Asia-Pacific Equity Fund, the LargeCap Leaders Fund, and MidCap Value Fund commenced on September 1, 1995.
2    Class B and M shares of MagnaCap Fund commenced operations on July 17,
     1995.
3    Class B and M shares of High Yield commenced operations on July 17, 1995.
4    Class B shares of Bank and Thrift Fund commenced operations on October 20,
     1997.
5 Class B and M shares of Government Securities Income commenced operations on July 17, 1995. Government Securities Income Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six-month period from July to December 1992 that caused the Fund to exceed its 10% investment restriction on borrowing. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its borrowing restriction.

Reports and promotional literature may also contain the following information:
(i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other Pilgrim Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the portfolio manager of a Fund or other industry specialists, (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

In addition, reports and promotional literature may contain information concerning the Investment Manager, the Portfolio Managers, Pilgrim Capital, Pilgrim Group, Inc. or affiliates of the Company, the Investment Manager, the Portfolio Managers, Pilgrim Capital or Pilgrim Group, Inc. including (i) performance rankings of other funds managed by the Investment Manager or a Portfolio Manager, or the individuals employed by the Investment Manager or a Portfolio Manager who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim Funds by Pilgrim Capital; (iv) the past performance of Pilgrim Capital and Pilgrim Group, Inc.; (v) the past performance of other funds managed by the Investment Manager; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Manager.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS. The authorized capital stock of the Advisory Funds consists of 1,000,000,000 shares having par value of $.01 per share. The authorized capital stock of Pilgrim Investment Funds, Inc. consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 shares are classified as shares of MagnaCap Fund, 200,000,000 shares are classified as shares of Pilgrim High Yield Fund, and 100,000,000 are not classified. The authorized capital stock of Pilgrim Bank and Thrift Fund, Inc. consists of 100,000,000 shares of common stock having a par value of $0.00/per share. Holders of shares of the Advisory Funds and Bank and Thrift Fund have one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. The authorized capital stock of Pilgrim Government Securities Income Fund, Inc. consists of 5,000,000 shares. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors. Generally, there will not be annual meetings of shareholders.

The Board of Directors may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Directors may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN. The cash and securities owned by each Fund are held by Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

LEGAL COUNSEL. Legal matters for each Company are passed upon by Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006.

INDEPENDENT AUDITORS. KPMG LLP, 725 South Figueroa Street, Los Angeles, California 90017, acts as independent auditors for each Fund.

OTHER INFORMATION. Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statement audited by independent certified public accountants.

                              FINANCIAL STATEMENTS

The financial statements from the Funds' June 30, 1998 Annual Report and December 31, 1998 Semi-Annual Report are incorporated herein by reference. Copies of the Funds' Annual Report and Semi-Annual Report may be obtained without charge by contacting Pilgrim Funds at Suite 1200, 40 North Central Avenue, Phoenix, Arizona 85004, (800) 992-0180.

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

          (a)  (1)  Articles of Incorporation(1)

               (2)  Certificate of Amendment to Articles of Incorporation(1)

               (3)  Certificate of Determination(1)

          (b)  Bylaws(1)

          (c)  Not Applicable

          (d)  Form of Investment Management Agreement(1)

          (e)  (1)  Form of Underwriting Agreement(1)

               (2)  Form of Amended and Restated Underwriting Agreement

               (3)  Form of Selling Group Agreement(1)

          (f)  Not Applicable

          (g)  (1)  Form of Custody Agreement(1)

               (2)  Form of Recordkeeping Agreement(1)

          (h)  Form of Shareholder Servicing Agreement(1)

          (i)  Opinion and Consent of Counsel(3)

          (j)  Consent of Independent Auditors

          (k)  Not Applicable

          (l)  Form of Investment Letter(2)

          (m)  (1)  Form of Service and Distribution Plan for Class A Shares(1)

               (2)  Form of Service and Distribution Plan for Class B Shares

               (3)  Form of Service and Distribution Plan for Class M Shares(1)

               (4)  Form of Service and Distribution Plan for Class C Shares

          (n)  Financial Data Schedules

          (o)  Form of Multiple Class Plan Adopted Pursuant to Rule 18f-3(1)

----------
(1) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A as filed on October 30, 1997.

(2) Previously filed as an exhibit to Registrant's Registration Statement on Form N-1A

(3) Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A as filed on August 28, 1998.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 25. INDEMNIFICATION

         Reference is made to Article VI of the Registrant's By-Laws filed as Exhibit (b).

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, a suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

         Information as to the directors and officers of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS

         (a) Pilgrim Securities, Inc. is the principal underwriter for the Registrant and for Pilgrim Advisory Funds, Inc.; Pilgrim Investment Funds, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Prime Rate Trust and Pilgrim Mutual Funds.

         (b) Information as to the directors and officers of Pilgrim America Securities, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 will be kept by the Registrant or its Shareholder Servicing Agent. (See Parts A and B).

ITEM 29. MANAGEMENT SERVICES

         None.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix and State of Arizona on the 24th day of March, 1999.

                                        PILGRIM GOVERNMENT SECURITIES
                                        INCOME FUND, INC.


                                        By:  /s/ Robert W. Stallings
                                             -----------------------------
                                             Robert W. Stallings
                                             Chairman

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       SIGNATURE                         TITLE                        DATE
       ---------                         -----                        ----

/s/ Robert W. Stallings       Director and President             March 24, 1999
------------------------      (Principal Executive Officer)
Robert W. Stallings
                              Director                           March 24, 1999
------------------------
Mary A. Baldwin *
                              Director                           March 24, 1999
------------------------
John P. Burke *
                              Director                           March 24, 1999
------------------------
Al Burton *
                              Director                           March 24, 1999
------------------------
Jock Patton *
                              Senior Vice President and          March 24, 1999
------------------------      Principal Financial Officer
Michael J. Roland *



*        By:  /s/ Robert W. Stallings
              ----------------------------
              Robert W. Stallings
              Attorney-in-Fact**

** Powers of Attorney for the Directors are incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A as filed on October 30, 1997. The Power of Attorney for Michael J. Roland is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A as filed on August 28, 1998.

                                  EXHIBIT LIST

Exhibit Number                 Name of Exhibit
--------------                 ---------------
(e)(2)                         Form of Amended and Restated Underwriting
                               Agreement

(j)                            Consent of Independent Auditors

(m)(2)                         Form of Service and Distribution Plan for Class B

(m)(4)                         Form of Service and Distribution Plan for Class C

(n)(EDGAR Exhibit 27)          Financial Data Schedules